PROSPECTUS
May 1, 2014

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

VUL Protector® (for contracts issued on or after May 1, 2014*)

*The VUL Protector® Contract (2014) is offered on or after May 1, 2014, under form number VULNLG-2014.  A state abbreviation may follow the form number.  Your Contract's form number is located in the lower left hand corner of the first page of your Contract.

This prospectus describes the VUL Protector® Contract (2014) (the “Contract), which is an individual flexible premium variable universal life insurance contract, offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our"), a stock life insurance company.  Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life of New Jersey Variable Appreciable Account (the “Account”).  The prospectuses for the Variable Investment Options, including information about their investment objectives, fees, and investment advisers/subadvisers, are printed in the following order after this prospectus.

American Funds IS® Blue Chip Income and Growth FundSM	Fidelity® VIP Index 500 Portfolio
American Funds IS® Growth-Income FundSM	Invesco V.I. Growth and Income Fund
AST Advanced Strategies Portfolio	PSF Conservative Balanced Portfolio
AST Balanced Asset Allocation Portfolio	PSF Flexible Managed Portfolio
AST BlackRock Global Strategies Portfolio	PSF Money Market Portfolio
AST FI Pyramis® Quantitative Portfolio	PSF Stock Index Portfolio
AST Preservation Asset Allocation Portfolio	PSF SP Prudential US Emerging Growth Portfolio
AST Prudential Growth Allocation Portfolio	TOPS® Managed Risk Balanced ETF Portfolio
AST RCM World Trends Portfolio	TOPS® Managed Risk Growth ETF Portfolio
AST Schroders Global Tactical Portfolio	TOPS® Managed Risk Moderate Growth ETF Portfolio
AST T. Rowe Price Asset Allocation Portfolio

You may also choose to invest your Contract’s premiums and its earnings in the Fixed Rate Option, also referred to as “fixed investment option,” which pays a guaranteed interest rate.  See The Fixed Rate Option.

Please Read this Prospectus.  Please read this prospectus before purchasing a VUL Protector® variable universal life insurance Contract and keep it for future reference.  Current prospectuses for each of the underlying Funds accompany this prospectus.  These prospectuses contain important information about the Funds.  Please read these prospectuses and keep them for reference.

In compliance with US law, Pruco Life of New Jersey delivers this prospectus to contract owners that currently reside outside of the United States.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money.  An investment in VUL Protector® is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102
Telephone: (800) 944-8786

Page

SUMMARY OF CHARGES AND EXPENSES	1
SUMMARY OF THE CONTRACTAND CONTRACT BENEFITS	4
SUMMARY OF CONTRACT RISKS	6
SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	10
GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, THE REGISTRANT, AND THE FUNDS	11
CHARGES AND EXPENSES	16
PERSONS HAVING RIGHTS UNDER THE CONTRACT	20
OTHER GENERAL CONTRACT PROVISIONS	20
LIMITED NO-LAPSE GUARANTEE	21
RIDERS	21
REQUIREMENTS FOR ISSUANCE OF A CONTRACT	28
PREMIUMS	28
DEATH BENEFITS	33
CONTRACT VALUES	35
LAPSE AND REINSTATEMENT	38
TAXES	39
DISTRIBUTION AND COMPENSATION	41
LEGAL PROCEEDINGS	42
FINANCIAL STATEMENTS	44
ADDITIONAL INFORMATION	44
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	45

American Funds Insurance Series®:
American Funds IS® Blue Chip Income and Growth FundSM	Appendix 1
American Funds IS® Growth-Income FundSM	Appendix 2

Advanced Series Trust:
AST Advanced Strategies Portfolio	Appendix 3
AST Balanced Asset Allocation Portfolio	Appendix 4
AST BlackRock Global Strategies Portfolio	Appendix 5
AST FI Pyramis® Quantitative Portfolio	Appendix 6
AST Preservation Asset Allocation Portfolio	Appendix 7
AST Prudential Growth Allocation Portfolio	Appendix 8
AST RCM World Trends Portfolio	Appendix 9
AST Schroders Global Tactical Portfolio	Appendix 10
AST T. Rowe Price Asset Allocation Portfolio	Appendix 11

Fidelity® Variable Insurance Products:
Fidelity® VIP Index 500 Portfolio	Appendix 12

Invesco V.I. Funds
Invesco V.I. Growth and Income Fund	Appendix 13

The Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 14
PSF Flexible Managed Portfolio	Appendix 15
PSF Money Market Portfolio	Appendix 16
PSF Stock Index Portfolio	Appendix 17
PSF SP Prudential US Emerging Growth	Appendix 18

TOPS-The Optimized Portfolio System®:
TOPS® Managed Risk Balanced ETF Portfolio	Appendix 19
TOPS® Managed Risk Growth ETF Portfolio	Appendix 20
TOPS® Managed Risk Moderate Growth ETF Portfolio	Appendix 21

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Table 1: Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load)	Deducted from premium payments.	6%
Premium Based Administrative Charge	Deducted from premium payments.	7.5%
Surrender Charge per $1,000 of Basic Insurance Amount(1)	Upon lapse, surrender, or decrease in Basic Insurance Amount.	From $5.31 to $45.44
Transfer fee	Each transfer exceeding 12 in any Contract Year.	$25
Withdrawal fee (Based on the withdrawal amount.)	Upon withdrawal.	The lesser of $25 and 2%
Insurance Amount Change fee	Upon change in Basic Insurance Amount.	$25
Living Needs Benefit Rider fee	When benefit is paid.	$150
Overloan Protection Rider fee (Percentage of the Contract Fund amount.)	One time charge upon exercising the rider benefit.	3.5%
BenefitAccess Rider fee	One time charge if the Terminal Illness Option of the rider is exercised	$150

(1)	The charge decreases to zero by the end of the 14th year. This charge varies by duration and the insured’s age, sex, and underwriting class. See CHARGES AND EXPENSES.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

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Table 2: Periodic Contract and Optional Rider Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Basic Insurance Amount.
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class, no riders.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $.02 to $83.34(1)(2) _____________ $0.10
Mortality and Expense Risk fee (Calculated as a percentage of assets in Variable Investment Options.)	Daily	0.45%(3)
Additional Mortality fees for risk associated with certain health conditions, occupations, avocations, or aviation risks.	Monthly	From $0.10 to $2.08(4)
Net interest on loans(5)	Annually	1% for standard loans. 0.05% for preferred loans.
Administrative fee for Basic Insurance Amount
Minimum and Maximum Charges
(A charge per $1,000 of Basic Insurance Amount plus a flat fee.)
_____________
Initial fee for Basic Insurance Amount for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class, no riders.
(A charge per $1,000 of Basic Insurance Amount plus a flat fee.)
	Monthly	$0.07 to $1.49 plus $9(1) _____________ $0.13 plus $9
Accidental Death Benefit Rider(6)
Minimum and Maximum Charges per $1,000 of the coverage amount.
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class.
(Charge per $1,000 of the coverage amount.)
	Monthly	From $0.04 to $0.28(1) _____________ $0.07
BenefitAccess Rider
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________
Initial BAR COI for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class,$500,000 face amount, no riders.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $0.002 to $4.52(7) _____________ $0.006

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Children Level Term Rider(6) (Charge per $1,000 of the coverage amount.)	Monthly	$0.42
Enhanced Disability Benefit Rider(1)(6)
Minimum and Maximum Charges
(Calculated as a percentage of the total of the monthly deductions.)
_____________
Disability Benefit Rider fee for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class.
(Calculated as a percentage of the total of the monthly deductions.)
	Monthly	From 7.08% to 12.17% _____________ 7.52%

(1)
The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.  The charge shown in the table may not be representative of the charge that a particular contract owner will pay.  You may obtain more information about the particular charges that apply to you by contacting your Pruco Life of New Jersey representative.

(2)
For example, the highest COI rate is for an insured who is a male/female age 120. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.

(3)	The daily charge is based on the effective annual rate shown.
(4)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount. The charge shown in the table may not be representative of the charge that a particular contract owner will pay.  You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.

(5)
The net interest on loans reflects the net difference between a standard loan with an effective annual interest rate of 2% and an effective annual interest credit equal to 1%.  Preferred loans are charged a lower effective annual interest rate.  See Loans.

(6)	Duration of the charge is limited. See CHARGES AND EXPENSES.
(7)
This charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, underwriting class, as well as the Basic Insurance Amount and Contract duration.  You may obtain more information about the particular BenefitAccess Rider COI charges that apply to you by contacting your Pruco Life representative.

Fund Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.35%	1.17%

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SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Contract

VUL Protector® is a form of variable universal life insurance.  A variable universal life insurance contract is a flexible form of life insurance.  It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums.  You may invest net premiums in one or more of the available Variable Investment Options or in the Fixed Rate Option.  Although the value of your Contract Fund may increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease.  The risk will be different, depending upon which investment options you choose.  You bear the risk of any decrease.  If you select the Fixed Rate Option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 1%.  Transfers from the Fixed Rate Option may be restricted. The Contract is designed to be flexible to meet your specific life insurance needs.  Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments.  Some Variable Investment Options described in this prospectus may not be available through all brokers.  The Contract form number for this Contract is VULNLG-2014. A state abbreviation may follow the form number.  Your Contract's form number is located in the lower left hand corner of the first page of your Contract.

Types of Death Benefit Available Under the Contract

There are two types of Death Benefit available.  You may choose a Contract with a Type A (fixed) Death Benefit under which the Death Benefit generally remains at the Basic Insurance Amount you initially chose.  However, the Contract Fund (described below) may grow to a point where the Death Benefit may increase and vary with investment experience.  If you choose a Contract with a Type B (variable) Death Benefit, your Death Benefit will vary with investment experience.  As long as the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount shown in your Contract.

Either type of Death Benefit, described above, may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

You may change your Contract’s Death Benefit type after issue.  See Types of Death Benefit and Changing the Type of Death Benefit.

Limited No-Lapse Guarantee Information

Your Contract is issued with a limited guarantee against lapse.  The guarantee is effective the first five years of the Contract and provides that the Contract will not lapse, regardless of investment results, as long as the amount of premiums paid and interest from the date(s) received, less withdrawals and interest from the date(s) taken, equals or exceeds the scheduled Limited No-Lapse Guarantee value on each Monthly Date and there is no excess Contract Debt.  These are values used solely to determine if a Limited No-Lapse Guarantee is in effect and vary by Basic Insurance Amount, definition of life insurance test, issue age, sex, underwriting class, optional benefits and any additional or substandard mortality risk.  See LIMITED NO-LAPSE GUARANTEE.

Rider to Provide Lapse Protection Information

Your Contract is issued with a Rider to Provide Lapse Protection.  Beginning in the sixth contract year, this rider provides a guarantee that the Contract will not lapse, regardless of investment results, as long as the No-Lapse Guarantee Value is greater than zero and there is no excess Contract Debt.  See Rider to Provide Lapse Protection.

It’s important to note that your No-Lapse Guarantee Value is calculated only to determine if your Contract is protected from lapse and does not represent any amounts actually payable as benefits under the Contract and does not change your actual Contract values.  In addition, any no-lapse charges used to calculate your No-Lapse Guarantee Value are used only to determine whether your Contract is in default and do not affect your actual Contract values.

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The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.  The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, the monthly deductions described under CHARGES AND EXPENSES, and any added persistency credit.  See Persistency Credit.

Premium Payments

You choose the timing and the amount of premium payments, with the exception of the minimum initial premium.  All subsequent premium payments are subject to a minimum of $25 per payment.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals.  For more information, see Tax Treatment of Contract Benefits - Modified Endowment Contracts.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System.  See The Pruco Life of New Jersey Variable Appreciable Account and the Allocation of Premiums sections.

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  During the 10 day period following your receipt of the Contract, the remainder of the initial premium and any other net premium will be allocated to the Money Market investment option as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.  After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option.  See BenefitAccess Rider.

 Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option.  See The Funds and The Fixed Rate Option.  You may transfer money among your investment choices, subject to restrictions.  See Transfers/Restrictions on Transfers.

We may add or remove Variable Investment Options in the future.

Decreasing Basic Insurance Amount

Subject to certain limitations, you have the option of decreasing the Basic Insurance Amount of your Contract after the issue of the Contract.  See Decreases in Basic Insurance Amount.  A decrease in Basic Insurance Amount may result in a surrender charge. See Surrender Charges.

We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  In addition, if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  We may decline a decrease in the Basic Insurance Amount if the Contract Fund value is less than any applicable partial surrender charges.

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No administrative processing charge is currently being made in connection with a decrease in Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.  See CHARGES AND EXPENSES.

Access to Contract Values

A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charge) while the insured is living.  To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office.  The Cash Surrender Value of a Contract will be determined as of the end of the Valuation Period in which such a request is received in Good Order in a Service Office.  Surrender of a Contract may have tax consequences. See Surrender of a Contract and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract.  The amount withdrawn must be at least $500.  We may charge an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Currently we do not charge a fee for withdrawals.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Withdrawals and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default.  The maximum loan amount is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.  See Loans.

Persistency Credit Information

If your Contract is not in default, on each Monthly Date on or following the 14th Contract Anniversary, we will credit your Contract Fund with an additional amount for keeping your Contract in-force.  See the Persistency Credit section.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days (60 days for certain circumstances) after you receive it.  In general, you will receive a refund of all premium payments made.  A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are Not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.  The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct.  Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage.   However, your Death Benefit may be protected under the Limited No-Lapse Guarantee, the Rider to Provide Lapse Protection, or the Overloan Protection Rider.

The Variable Investment Options you choose may not perform to your expectations.  Investing in the Contract involves risks including the possible loss of your entire investment.  Only the Fixed Rate Option provides a guaranteed rate of return.  For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.

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Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.”  The “maximum charge,” in each instance, is the highest charge that we may make under the Contract.  The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

The Contract is in default if the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less.  Should any event occur that would cause your Contract to enter default, we will notify you of the required payment to prevent your Contract from terminating (lapsing).  Your payment must be received in Good Order at the Payment Office or postmarked within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  See LAPSE AND REINSTATEMENT.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Your policy may be protected against default and will remain in-force if it qualifies under the Limited No-Lapse Guarantee or the Rider to Provide Lapse Protection, as summarized below.  Neither the Limited No-Lapse Guarantee nor the rider to Provide Lapse Protection will protect a Contract with excess Contract Debt.

1.
Each month during the first five Contract Years, we determine the amount of accumulated premium you have paid and add interest from the date of receipt.  We then determine the amount of withdrawals made and add interest from the date taken.  The net withdrawal amount is subtracted from the net accumulated premium paid and compared with the Limited No-Lapse Guarantee Value for that Monthly Date.  If the actual value meets or exceeds the Limited No-Lapse Guarantee Value, your Contract is protected against default that month.  The Limited No-Lapse Guarantee Value is a benchmark value that is used only to determine whether your Contract is in-force or would otherwise lapse, on a monthly basis, and is not payable under the Contract.

2.
Each month, beginning in the sixth Contract year and thereafter, we determine the value of your Contract Fund and your No-Lapse Guarantee Value under the Rider to Provide Lapse Protection.  If the No-Lapse Guarantee Value is greater than zero, your Contract is protected against default that month.  The No-Lapse Guarantee Value is a benchmark value that is used only to determine whether your Contract is in-force or in or would otherwise lapse, on a monthly basis, and is not payable under the Contract.  It is equal to the No-Lapse Contract Fund, less any Contract Debt.

See Limited No-Lapse Guarantee and Rider to Provide Lapse Protection.

If your Contract lapses and you reinstate it, the Rider to Provide Lapse Protection may be reinstated.

Risks of Using the Contract as a Short Term Savings Vehicle

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle.  Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the value you need. Withdrawals may also affect whether a Contract is kept in-force under the Limited No-Lapse Guarantee and Rider to Provide Lapse Protection, since withdrawals decrease your Accumulated Net Payments and the Contract Fund.  See Limited No-Lapse Guarantee and Rider to Provide Lapse Protection.

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Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s Cash Surrender Value while the Contract is in-force.  The amount withdrawn must be at least $500.  The withdrawal amount is limited by the requirement that the Cash Surrender Value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly Dates following the date of withdrawal.  We may charge an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  We currently do not charge a fee for withdrawals.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal.  Withdrawals under a Contract with a Type B (variable) Death Benefit will not change the Basic Insurance Amount.  However, under a Contract with a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount.  A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount.  See CHARGES AND EXPENSES.  No withdrawal will be permitted under a Contract with a Type A (fixed) Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.

It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.  See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.  Currently, we do not charge a fee for transfers.

For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  We use reasonable procedures to confirm that instructions given by telephone are genuine.  However, we are not liable for following telephone instructions that we reasonably believe to be genuine.  In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or electronic means will be rejected, even in the event that it is inadvertently processed.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature.  Currently, transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.  See Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.

Multiple transfers received during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option.  See BenefitAccess Rider.

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Your Contract may include Funds that are not currently accepting additional investments.  See the section titled The Pruco Life of New Jersey Variable Appreciable Account.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners.  We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived.  See Transfers/Restrictions on Transfers.

Charges on Surrender of the Contract

You may surrender your Contract at any time for its Cash Surrender Value while the insured is living.  We deduct a surrender charge from the surrender proceeds.  In addition, the surrender of your Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

We will assess a surrender charge if, during the first 14 Contract Years, the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  The surrender charge varies and is described in Surrender Charges.  While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Taking a Contract loan will prevent the Limited No-Lapse Guarantee or the Rider to Provide Lapse Protection from protecting your Contract from lapsing.

Your Contract will be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charges.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract.  In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code.  At issue, the Contract Owner chooses one of the following definitions of life insurance tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  Under the Cash Value Accumulation Test, there is a minimum Death Benefit to cash value ratio.  Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum Death Benefit to cash value ratio.  Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance.  We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question.  Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.  We require the Guideline Premium Test as the definition of life insurance if you choose to have the Overloan Protection Rider.  See the Riders - Overloan Protection Rider section.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract.  However, your Death Benefit could be subject to estate tax.  In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed).  The addition of a rider or an increase in the Basic Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a reduction in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

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Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.  See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest.  In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, if permitted, or by purchasing an additional contract.  If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH
THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option.  The Fixed Rate Option is the only investment option that offers a guaranteed rate of return.  See The Funds and The Fixed Rate Option.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Variable Investment Options will meet their investment objectives.  Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose.  You bear the investment risk that the Variable Investment Options may not meet their investment objectives.  It is possible to lose your entire investment in the Variable Investment Options.  Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio.  For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when Separate Account and Contract charges are deducted, you experience a negative return.  See The Funds.

This Contract offers Variable Investment Options that invest in Funds offered through the Advanced Series Trust (“AST”).  These Variable Investment Options have the prefix AST.  The AST Variable Investment Options are also available in variable annuity contracts we offer.  Some of these variable annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits.  The formula monitors each contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options.  The formula transfers funds between the Variable Investment Options for those variable annuity contracts and an AST bond portfolio sub-account (those AST bond portfolios are not available in connection with the life contracts offered through this prospectus). You should be aware that the operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the underlying Funds that are available with your Contract. These asset flows could adversely impact the underlying Funds, including their risk profile, expenses and performance. Because transfers between the Variable Investment Options and the AST bond sub-account can be frequent and the amount transferred can vary from day to day, any of the underlying Funds could experience the following effects, among others:

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(a)
a Fund’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Fund’s investment strategy;

(b)
the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)
a Fund may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Fund compared to other similar funds.

The efficient operation of the asset flows among Funds triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one fund to another fund, which in turn could adversely impact performance.

Before you allocate to the Variable Investment Options with the AST Portfolios listed below, you should consider the potential effects on the Funds that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Contract.  Please work with your financial professional to determine which Variable Investment Options are appropriate for your needs.

Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, THE REGISTRANT, AND THE FUNDS

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the state of New Jersey.  It is licensed to sell life insurance and annuities only in the states of New Jersey and New York.  Our principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life of New Jersey Variable Appreciable Account

We have established a Separate Account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account" or the "Registrant") to hold the assets that are associated with the Contracts.  The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.  The Account meets the definition of a "Separate Account" under the federal securities laws.  The Account holds assets that are segregated from all of our other assets.  Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life Insurance Company of New Jersey conducts.

We are the legal owner of the assets in the Account.  We will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts.  In addition to these assets, the Account's assets may include funds contributed by us to commence operation of the Account and may include accumulations of the charges we make against the Account.  From time to time we will transfer capital contributions and earned fees and charges to its general account.  We will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account may not be charged with liabilities that arise from any other business we conduct.

We are obligated to pay all amounts promised to Contract Owners under the Contract.  The obligations to Contract Owners and beneficiaries arising under the Contracts are our general corporate obligations.  Guarantees and benefits within the Contract are subject to our claims paying ability.

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You may invest in one or a combination of the available Variable Investment Options.  When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option.  We hold these shares in the Account.  We may remove or add additional Variable Investment Options in the future.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options.  The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the Variable Investment Options will be met.  Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably.  Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.  Funds of the series type, such as the Prudential Series Fund or Advanced Series Trust, are generally described as a "Fund" consisting of a number of underlying "Portfolios."

Investment Managers

Prudential Investments LLC serves as the investment manager for The Prudential Series Fund (PSF).  Prudential Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the Advanced Series Trust (AST).

The investment management agreements for PSF and AST provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Funds in which the Account invests, their investment objectives, and each Fund’s investment subadvisers.    For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund.

Variable Investment Option	Investment Objective Summary	Subadviser
Affiliated Funds
AST Advanced Strategies Portfolio - Class 1
Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

Brown Advisory LLC; Loomis, Sayles & Company, L.P.; LSV Asset Management; Pacific Investment Management Company LLC (PIMCO); Quantitative Management Associates LLC; T. Rowe Price Associates, Inc.; William Blair & Company, LLC

AST Balanced Asset Allocation Portfolio - Class 1	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC; Quantitative Management Associates, LLC
AST BlackRock Global Strategies Portfolio - Class 1	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc.
AST FI Pyramis® Quantitative Portfolio - Class 1	Seeks long-term capital growth balanced by current income.	Pyramis Global Advisors, LLC a Fidelity Investments Company
AST Preservation Asset Allocation Portfolio - Class 1	Seeks to obtain a total return consistent with its specified level of risk tolerance.	Prudential Investments LLC; Quantitative Management Associates, LLC
AST Prudential Growth Allocation Portfolio - Class 1	Seeks total return.	Prudential Investment Management, Inc.; Quantitative Management Associates LLC

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Variable Investment Option	Investment Objective Summary	Subadviser
AST RCM World Trends Portfolio - Class 1	Seeks highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC
AST Schroders Global Tactical Portfolio - Class 1	Seeks to outperform its blended performance benchmark.	Schroder Investment Management North America Inc.; Schroder Investment Management North America Ltd.
AST T. Rowe Price Asset Allocation Portfolio - Class 1	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.	T. Rowe Price Associates, Inc.
PSF Conservative Balanced Portfolio - Class 1	Seeks total investment return consistent with a conservatively managed diversified portfolio.	Prudential Investment Management, Inc.; Quantitative Management Associates, LLC
PSF Flexible Managed Portfolio - Class 1	Seeks total return consistent with an aggressively managed diversified portfolio.	Prudential Investment Management, Inc.; Quantitative Management Associates, LLC
PSF Money Market Portfolio - Class 1	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.
PSF Stock Index Portfolio – Class 1	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates, LLC
PSF SP Prudential US Emerging Growth Portfolio – Class I	Seeks long-term capital appreciation.	Jennison Associates LLC

Variable Investment Option	Investment Objective Summary	Investment Adviser/Subadviser
Unaffiliated Funds
American Funds IS® Blue Chip Income and Growth FundSM – Class 2	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.	Capital Research and Management Company
American Funds IS® Growth-Income FundSM – Class 2	Seeks to achieve long-term growth of capital and income.	Capital Research and Management Company
Fidelity® VIP Index 500 Portfolio – Service Class 2	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity Management & Research Company
Invesco V.I. Growth and Income Fund – Series I	Seeks long-term growth of capital and income.	Invesco Advisers, Inc.
TOPS® Managed Risk Balanced ETF Portfolio - Class 2	Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.	ValMark Advisers, Inc./ Milliman Inc.
TOPS® Managed Risk Growth ETF Portfolio - Class 2	Seeks capital appreciation with less volatility than the equity markets as a whole.	ValMark Advisers, Inc./ Milliman Inc.

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Variable Investment Option	Investment Objective Summary	Investment Adviser/Subadviser
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2	Seeks capital appreciation with less volatility than the equity markets as a whole.	ValMark Advisers, Inc./ Milliman Inc.

The investment managers or subadvisers for the Funds charge a daily investment management fee as compensation for their services.  Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio each invests primarily in shares of other underlying Fund Portfolios, which are managed by the subadvisers of those Portfolios.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Funds.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Variable Investment Option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Fund or Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such Fund or Portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life of New Jersey

We have entered into agreements with the principal underwriter, transfer agent, investment advisor, distributor and/or other related entities of the underlying funds.  Under the terms of these agreements, we provide administrative and support services to the Funds, for which it receives an annual fee from the investment adviser, distributor and/or Fund based on the average assets allocated to the Fund.  These agreements, including the fees paid and services provided, can vary for each Fund.

We and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract Owners invested indirectly in the Funds, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different Funds that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.  As of May 1, 2014, the administrative service fees we receive range from 0.00% to 0.40% of the average assets allocated to the Fund.  The service fees received from PSF and AST are 0.05% and 0.40%, respectively.  Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive will range from 0.10% to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee of 0.10%:

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Affiliated Funds:
AST Advanced Strategies Portfolio	AST Prudential Growth Allocation Portfolio
AST BlackRock Global Strategies Portfolio	AST Schroders Global Tactical Portfolio
AST AST FI Pyramis® Quantitative Portfolio	AST T. Rowe Price Asset Allocation Portfolio
AST RCM World Trends Portfolio

The following Funds currently pay a 12b-1 fee of 0.25%:

Unaffiliated Funds:
American Funds IS® Blue Chip Income and Growth FundSM	TOPS® Managed Risk Balanced ETF Portfolio
American Funds IS® Growth-Income FundSM	TOPS® Managed Risk Growth ETF Portfolio
Fidelity® VIP Index 500 Portfolio	TOPS® Managed Risk Moderate Growth ETF Portfolio

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Funds associated with the Variable Investment Options.  However, we vote the shares according to voting instructions we receive from Contract Owners.  We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote.  When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions.  We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received.  We may change the way your voting instructions are calculated if it is required by federal or state regulation.  We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund.  In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations.  If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the available Variable Investment Options.  We may also cease to allow investments in any existing Variable Investment Option.  We would not do this without any necessary SEC and/or state approval.  You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option.  This amount becomes part of our general account.  The general account consists of all assets owned by us other than those in the Account and in other Separate Accounts that have been or may be established by us.  Subject to applicable law, we have sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets.  Instead, we guarantee that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that we declare periodically, but not less than an effective annual rate of 1%.  The fulfillment of our guarantee under this benefit is dependent on our claims paying ability.  We are not obligated to credit interest at a rate higher than an effective annual rate of 1%, although we may do so.

Transfers out of the Fixed Rate Option are subject to strict limits.  See Transfers/Restrictions on Transfers.  The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months.  See When Proceeds Are Paid.

If you exercise the Overloan Protection Rider, any remaining unloaned Contract Fund value will be transferred to the Fixed Rate Option, and transfers out of the Fixed Rate Option and into the Variable Investment Options will no longer be permitted.  See Loans.

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Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option.  Any inaccurate or misleading disclosure regarding the Fixed Rate Option is subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus.  There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Contract.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Premium based administrative charges will be set at one rate for all Contracts like this one.  Changes in other charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Sales Load Charges

We may charge up to 6% of premiums received in all Contract Years.  This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.

Currently, we charge 3% of premiums for sales expenses in all years.

Premium Based Administrative Charge

We may charge up to 7.5% of premiums received for a premium based administrative charge, which includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive.

This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes.  The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally.  The rate applies uniformly to all Contract Owners without regard to location of residence.  We may collect more for this charge than we actually pay for state and local premium taxes.

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The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium.  We believe that this charge is a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code.  It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Cost of Insurance

We deduct a monthly cost of insurance ("COI") charge. The charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund (“net amount at risk”) by a monthly COI rate.  The purpose of this charge is to provide insurance coverage.  When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract.  The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit.  The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund (“net amount at risk”) under a Contract by maximum COI rates.  The COI charge is generally deducted proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options.

The current, monthly COI rates vary by Basic Insurance Amount and Contract duration, as well as the issue age, sex, and underwriting class of the insured.  The rates generally increase over time but are never more than the maximum charges listed in the Contract data pages. The maximum COI rates are based upon the 2001 Commissioner's Standard Ordinary (“CSO”) Mortality Tables.  Our current COI charges range from $0.00 to $83.34 per $1,000 of net amount at risk.

The net amount at risk is based on your Death Benefit and your Contract Fund; therefore it is impacted by such factors as investment performance, charges, fees, and premium payments. Higher or lower Contract Fund values may result in higher or lower COI rates.  Paying less premiums, paying premiums late, experiencing poor investment performance, and/or earning less interest may reduce Contract Fund value, and may also cause the Contract to lapse earlier unless additional premiums are paid.  Similarly, paying more premiums, paying premiums earlier, experiencing better market performance, and/or earning more interest may increase Contract Fund value.

Monthly Deductions from the Contract Fund

In addition to the COIs, we generally deduct the following monthly charges proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options.

(a)
We deduct an administrative charge for the Basic Insurance Amount.  This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.  The first part of the charge is a flat monthly fee of $9 per month.  The second part of the fee is an amount of up to $1.49 per $1,000 of the Basic Insurance Amount. The fee varies by issue age, sex, underwriting class, and extra ratings.  Generally, the rate per $1,000 of Basic Insurance Amount is higher for older issue ages and for higher risk classifications.

The following table provides samples of the initial administrative charges per $1,000 of Basic Insurance Amount:

Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.13	$0.16	$0.14	$0.17
45	$0.17	$0.23	$0.17	$0.20
55	$0.32	$0.36	$0.23	$0.33
65	$0.46	$0.48	$0.44	$0.48

The amount of the maximum charge that applies to a particular Contract is shown on the Contract Data pages under the heading “Adjustments to the Contract Fund.”

The highest charge per thousand applies to Contracts with insureds at age 80 and above at some of the worst rating classes.  The lowest charge per thousand for either of the instances described above is $0.07 and applies to female non smoking classes at younger ages.

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(b)
You may add one or more riders to the Contract.  Some riders are charged for separately.  If you add such a rider to the basic Contract, additional charges will be deducted.  See Charges for Rider Coverage.

(c)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted.

(d)
The earnings of the Account are taxed as part of our operations.  Currently, no charge is being made to the Account for Pruco Life of New Jersey’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums.  See Premium Based Administrative Charge.  We periodically review the question of a charge to the Account for our federal income taxes.  We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of the Variable Investment Options in an amount equivalent to an effective annual rate of up to 0.45%.  Currently, we charge 0.25%.  This charge is intended to compensate us for assuming mortality and expense risks under the Contract.  The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined.  The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.  This charge is not assessed against amounts allocated to the Fixed Rate Option.

Surrender Charges

We assess a surrender charge if during the first 14 Contract Years the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records.  While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund.  We do not deduct a surrender charge from the Death Benefit if the insured dies during this period.

We deduct the maximum surrender charge that applies to your Contract in the early durations.  The maximum surrender charge we deduct ranges from $5.31 to $45.44 per $1,000 of Basic Insurance Amount.  For example, the maximum surrender charge for a Contract Owner, male age 35 in the Nonsmoker Plus underwriting class, with no riders is $18.58 per $1,000 of Basic Insurance Amount.  Your actual charge will vary by duration, and the insured’s age, sex, rating class, and underwriting class.  A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the Contract Data pages of your Contract.  The charge decreases to zero by the end of the 14th year.

We will show a surrender charge threshold in the Contract Data pages.  This threshold amount is the lowest coverage amount since its effective date.  If during the first 14 Contract Years, the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit), and the new Basic Insurance Amount is below the threshold, we will deduct a percentage of the surrender charge.

The percentage will be the amount by which the new Basic Insurance Amount is less than the threshold, divided by the Basic Insurance Amount at issue.  After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past.

Transaction Charges

(a)	We may charge a transaction fee of up to $25 for each transfer exceeding 12 in any Contract Year. Currently, we do not charge a fee for transfers.

(b)	We may charge an administrative processing fee equal to the lesser of $25 and 2% of the withdrawal amount in connection with each withdrawal. Currently, we do not charge a fee for withdrawals.

(c)	We may charge a transaction fee of up to $25 for any change in Basic Insurance Amount. Currently, we do not charge for a change in the Basic Insurance Amount.

(d)	We charge a transaction fee of 3.5% of your Contract Fund amount for exercising the Overloan Protection Rider.

(e)	We charge a transaction fee of up to $150 for Living Needs Benefit payments.

(f)	We charge a transaction fee of up to $150 for exercising the Terminal Illness Option of the BenefitAccess Rider.

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Allocated Charges

You may select up to two Variable Investment Options from which we deduct your Contract's monthly charges.  Monthly charges include:  (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification.  Allocations must be designated in whole percentages and total 100%.  For example, 33% can be selected but 331/3% cannot.  The Fixed Rate Option is not available as one of your allocation options.  See Monthly Deductions from the Contract Fund.

If there are insufficient funds in one or both of your selected Variable Investment Options to cover the monthly charges, the selected Variable Investment Option(s) will be reduced to zero.  Any remaining charge will generally be deducted from your other Variable Investment Options and the Fixed Rate Option proportionately to the dollar amount in each.  Furthermore, if you do not specify an allocation of monthly charges, we will generally deduct monthly charges proportionately from all your Variable Investment Options and the Fixed Rate Option.

Charges After Age 121

Beginning on the first Contract Anniversary on or after the insured’s 121st birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund.  You may continue the Contract until the insured's death, or until you surrender the Contract for its Cash Surrender Value.  You may continue to make transfers, loans, loan repayments, and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus.  We will continue to make daily deductions for mortality and expense risk charges, and the funds will continue to charge operating expenses if you have amounts in the Variable Investment Options.  Any Contract loan will remain outstanding and continue to accrue interest until it is repaid. The Contract can only lapse if contract debt grows to be equal to or more than the cash value.

Fund Charges

The Funds deduct charges from and pay expenses out of the Variable Investment Options as described in the Fund prospectuses.

Charges for Rider Coverage

•
Accidental Death Benefit Rider - We deduct a monthly charge for this rider, which provides an additional Death Benefit if the insured’s death is accidental.  The charge ranges from $0.04 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 100th birthday.

•
BenefitAccess Rider – We deduct a monthly charge for this rider, which provides an acceleration of the Death Benefit in the event the insured is Chronically Ill or Terminally Ill.  The cost ranges from $0.002 to $4.52 per $1,000 of rider net amount at risk and is based on the Basic Insurance Amount and Contract duration, as well as the insured’s issue age, sex, and underwriting class.  Benefit Payments made under the Terminal Illness Option of this rider will incur a transaction charge of up to $150.

•
Children Level Term Rider - We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider.  The charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, and the first Contract Anniversary on or after the primary insured’s 75th birthday, or you notify us to discontinue the rider coverage.

•
Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides invested premium amounts while the insured is totally disabled.  The current charge is based on issue age, issue date, sex, and underwriting class of the insured.  It ranges from 7.08% to 12.17% of the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium and the total of all monthly deductions, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.

•	Living Needs Benefit Rider - We deduct a transaction fee of up to $150 for this rider if benefits are paid.

•	Overloan Protection Rider - We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

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PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

There are circumstances when the Contract Owner is not the insured.  There may also be more than one Contract Owner.  If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract.  This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in our Service Office.

While the insured is living, the Contract Owner is entitled to any Contract benefit and value.  Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us.  For example, the Contract Owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured.  You may designate or change a beneficiary by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request.  However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again.  When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary.  When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance.  Generally, the Contract may not be assigned to an employee benefit plan or program without our consent.  We assume no responsibility for the validity or sufficiency of any assignment.  We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex.  Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds.  Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement.  Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.

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LIMITED NO-LAPSE GUARANTEE

Your contract is issued with a limited guarantee against lapse.  The guarantee is effective the first five years of the Contract and provides that the Contract will not lapse as a result of unfavorable investment performance, and a Death Benefit will be paid upon the death of the insured, even if your Contract Fund value drops to zero.  The Limited No-Lapse Guarantee is based on premium payments and is not a benefit you need to elect.  Withdrawals and outstanding Contract loans may adversely affect the status of the Limited No-Lapse Guarantee.  See Withdrawals and Loans.

How We Calculate and Determine if You Have a Limited No-Lapse Guarantee

We calculate your Contract's Accumulated Net Payments on the Contract Date and on each Monthly Date of the first five Contract years.  Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 3%, less withdrawals accumulated at 3%.  For Contracts that had previously lapsed because of excess Contract Debt, we also subtract the Contract Debt in effect at the time of lapse accumulated at 3% starting at the date of default.  If you have an outstanding Contract loan, the Limited No-Lapse Guarantee will not keep the Contract in-force.

We also calculate Limited No-Lapse Guarantee Values. These are values used solely to determine if a Limited No-Lapse Guarantee is in effect and vary by Basic Insurance Amount, definition of life insurance test, issue age, sex, underwriting class, optional benefits and any additional or substandard mortality risk. These are not cash values that you can realize by surrendering the Contract, nor are they payable Death Benefits.

On each Monthly Date, we will compare your Accumulated Net Payments to the Limited No-Lapse Guarantee Value. If your Accumulated Net Payments equal or exceed the Limited No-Lapse Guarantee Value, and there is no excess Contract Debt, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

The following table provides sample Limited No-Lapse Guarantee Values (to the nearest dollar).  The example assumes:  (1) the insured is a male, age 35, Non-Smoker Plus, with no extra risk or substandard ratings; (2) a $250,000 Basic Insurance Amount and Level Death Benefit option; (3) no extra benefit riders have been added to the Contract; and (4) the Cash Value Accumulation Test has been elected for definition of life insurance testing.

Contract Anniversary	Limited No-Lapse Guarantee Value
Contract Date	$0.00
1st	$1,491
2nd	$3,027
3rd	$4,608
4th	$6,237
5th	$7,916

Your Pruco Life of New Jersey representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Limited No-Lapse Guarantee Values.
See the Rider to Provide Lapse Protection for No-Lapse Guarantee information after the first five years.

RIDERS

Contract Owners may be able to obtain extra fixed benefits, which may require additional charges.  These optional insurance benefits will be described in what is known as a "rider" to the Contract.   Additionally, each Contract is issued with an attached Rider to Provide Lapse Protection that is not optional.  There is no charge for the Rider to Provide Lapse Protection.  Charges applicable to the riders will be deducted from the Contract Fund on each Monthly Date, with the exception of the Rider to Provide Lapse Protection, the Overloan Protection Rider, and the Living Needs Benefit Rider.  For more details about each rider, see below.

The amounts of these benefits, except for the Enhanced Disability Benefit Rider and the Rider to Provide Lapse Protection, do not depend on the performance of the Account, although they will no longer be available if the Contract lapses, or you choose to keep the Contract in-force under the Overloan Protection Rider.  Additional restrictions may apply and are clearly described in the applicable rider.  A Pruco Life of New Jersey representative can explain all of these extra benefits further.  We will provide samples of the provisions upon receiving a written request.

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Rider to Provide Lapse Protection

Your Contract is issued with an attached Rider to Provide Lapse Protection.  Under the Rider to Provide Lapse Protection, beginning in the sixth Contract year, we agree to keep your Contract in-force and guarantee that your Contract will not lapse, as long as the No-Lapse Guarantee Value is greater than zero and there is no excess Contract Debt.  If you have an outstanding Contract loan, the Rider to Provide Lapse Protection will not keep the Contract in-force.

On the Contract Date and on each Monthly Date thereafter, we will calculate your No-Lapse Guarantee Value (your No-Lapse Contract Fund, less any Contract Debt).  Your No-Lapse Contract Fund is the accumulated value of the prior No-Lapse Contract Fund, plus any no-lapse invested premium amounts, plus no-lapse interest, and minus a no-lapse charge factor.  Additionally, the No-Lapse Contract Fund is adjusted for any withdrawals, loans, and administrative fees.  If the No-Lapse Guarantee Value is greater than zero and there is no excess Contract Debt, your Contract will remain in-force until the next Monthly Date, even if you experience poor investment results and your Net Cash Value falls to zero or less.

Under the Rider to Provide Lapse Protection, if we receive your initial premium within 30 days after the Contract Date, we apply it to your No-Lapse Contract Fund as if we received it on your Contract Date.  For any premium we receive in the 21-day period preceding a Contract Anniversary on which the sale charges decrease, we will subtract a no-lapse charge for sales expenses no greater than the amount we would subtract if that premium were received on the Contract Anniversary.

Your No-Lapse Guarantee Value is calculated solely to determine whether your Contract is in-force or in default.  These are not cash values that you realize by surrendering the Contract, nor are they payable as Death Benefits, and they do not change your Contract values. The process to calculate your No-Lapse Guarantee Value is similar to the process that determines your actual contract values, however, the No-Lapse Guarantee Value will not be impacted by any investment loss or gain of the Contract Fund.

The charge factor used to determine the No-Lapse Guarantee Contract Fund and No-Lapse Guarantee Value will vary based on Basic Insurance Amount, duration, age, sex, underwriting class, and extra ratings.  In addition, the charge factor is used only to determine whether your Contract is in default and does not affect your actual Contract values.  The charges that are specific to your Contract will appear in the section titled Lapse Protection Rider Data in your Contract.

 Beginning in year six, the Contract is in default if the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less, unless it remains in-force under the Rider to Provide Lapse Protection as a result of having a No-Lapse Guarantee Value greater than zero and having no excess Contract Debt.  If the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less and the No-Lapse Guarantee Value equals zero or less, your Contract will be in default.  If you take withdrawals and loans from your Contract, you increase the risk that your Contract will go into default.

Should any event occur that would cause your Contract to go into default or lapse, we will notify you of the required payment to keep your Contract in-force.  Your payment must be received at the Payment Office or postmarked within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.  If your Contract lapses, and you meet the requirements to reinstate it, the Rider to Provide Lapse Protection may also be reinstated.  See LAPSE AND REINSTATEMENT.

If you elected the Guideline Premium Test for the definition of life insurance test, you may not be able to pay enough to get the guarantee for the duration you desire without violating the definition of life insurance.   This is not true when choosing the Cash Value Accumulation Test for the definition of life insurance.  See PREMIUMS and Tax Treatment of Contract Benefits - Treatment as Life Insurance.

BenefitAccess Rider

The BenefitAccess Rider provides for the acceleration of the Death Benefit in the event the insured is Chronically Ill, subject to certain eligibility requirements, and approval of the claim (“Chronic Illness Option”).  This rider will also provide acceleration of the Death Benefit if the insured becomes Terminally Ill, subject to certain eligibility requirements and approval of the claim (“Terminal Illness Option”).  This rider is only available at Contract issuance and there is a charge for this rider.  You may terminate this rider at anytime.  This rider is not available on Contracts that include the Enhanced Disability Benefit Rider or the Living Needs Benefit Rider.

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Exercise of an accelerated Death Benefit option under this rider will cause a reduction in, or elimination of, the Contract’s Death Benefit, cash value, and loan value.  Premiums or charges needed to keep the Contract in force will also be reduced based on the reduced Death Benefit.  There may be adverse tax consequences in the event you accelerate the Death Benefit.  See Tax Treatment of Contract Benefits – BenefitAccess Rider.

This rider should be purchased for the purpose of providing Chronic Illness and Terminal Illness coverage.  For Terminal Illness coverage only, consider the Living Needs Benefit Rider below.

Conditions for Eligibility of Benefit Payments:

Terminal Illness Option

You are eligible to receive an accelerated benefit under this option when we receive evidence satisfactory to us that all the following conditions have been met:

(a)	The Contract must be in force and the insured must be living;
(b)	You must submit a claim in a form that meets our needs;
(c)	We must receive Written Certification by a Licensed Health Care Practitioner that the insured has a life expectancy of six months or less;
(d)	You must provide the consent, in writing, of any assignee and irrevocable beneficiary(ies) on the Contract;
(e)	You must send us the Contract if we ask for it; and
(f)	We reserve the right to set a minimum of no more than $50,000 on the amount of the Death Benefit you may exercise under this option.

Chronic Illness Option

You are eligible to receive an accelerated benefit under this option when we receive evidence satisfactory to us that the following conditions have been met:

(a)	The Contract must be in-force and the insured must be living;
(b)	You must submit a claim in a form that meets our needs;
(c)
We must receive Written Certification by a Licensed Health Care Practitioner, prior to the start of every Benefit Year, that the insured is Chronically Ill and not expected to recover during his or her lifetime;

(d)	We must receive authorization from the insured to obtain copies of any relevant medical records that we require;
(e)	You must not have received a Benefit Payment under the Terminal Illness Option; and
(f)	You must provide the consent, in writing, of any assignee and irrevocable beneficiary(ies) on the Contract.

We reserve the right to complete, at our discretion and expense, a personal interview with and an assessment of the insured, which may include examination or tests by a Licensed Health Care Practitioner of our choice, while a claim is pending or during a Benefit Period, to ensure that the insured is Chronically Ill.  If there is a difference in opinion between the insured’s Licensed Health Care Practitioner and ours, eligibility will be determined by a third medical opinion provided by a Licensed Health Care Practitioner who is mutually agreed upon by the insured and us.

Prior to the end of each Benefit Year, we will send you a request for Recertification, which you must complete and return to us prior to the start of the next Benefit Year to satisfy us that the insured continues to be eligible for Benefit Payment. If we do not receive Recertification prior to the end of the Benefit Year, any subsequent benefits will be treated as a new claim.

Benefit Payments:

Terminal Illness Option

You have the option to accelerate all or a partial amount of the Death Benefit.  If you accelerate a partial amount, the remaining Death Benefit must be no less than $25,000, and you may only make one additional acceleration, which must be for the full Death Benefit.  The only payment option is a single lump sum Benefit Payment which will be determined based on the following factors: (1) the amount of the Death Benefit; (2) the insured’s reduced life expectancy; and (3) an interest rate no greater than the greater of (a) the yield on 90-day Federal Treasury bills at the time the benefit is accelerated, and (b) the statutory maximum policy loan interest rate at the time the benefit is accelerated.  Payment will be made when we receive evidence, satisfactory to us, that the insured is Terminally Ill and we have approved the claim.

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If you accelerate a Death Benefit under this option, you will no longer be eligible for the Chronic Illness Option and any Benefit Payments you may be receiving under that option will end.

If there is an outstanding loan on the Contract, a portion of each Benefit Payment will be used to reduce the loan.  If the policy is in default but not past the grace period at the time of claim, the benefit payment will be reduced by the amount needed to bring the Contract out of default (see Contract Lapse).

Chronic Illness Option

The maximum amount of your life insurance that can be accelerated is the Lifetime Benefit Amount, which is equal to the Contract’s Death Benefit.  The maximum Lifetime Benefit Amount will be determined at the time you make the initial claim.  The Lifetime Benefit Amount will be reduced by any transactions you make that reduce the Death Benefit of the Contract.

You have the option to receive your Benefit Payments monthly or annually and payments will begin no later than the Monthly Date on or following the date the claim is approved.

If you choose to receive monthly Benefit Payments, the Maximum Monthly Benefit Payment for that year will be calculated at the beginning of each Benefit Year and recalculated at the beginning of each subsequent Benefit Year.  Subject to a minimum payment of $500, you have the option to receive less than the Maximum Monthly Benefit Payment amount, but the amount may not be changed during the Benefit Year.  An amount that is less than the maximum may extend your payment period.

When we determine the Maximum Monthly Benefit Payment amount each Benefit Year, we use the per diem limitation declared by the Internal Revenue Service and the Lifetime Benefit Amount.  The Maximum Monthly Benefit Payment is equal to the lowest of:

(a)	The Lifetime Benefit Amount multiplied by the Monthly Benefit Percent;
(b)	The per diem limitation in effect at the start date of the current benefit year times 30; and
(c)	The Initial Daily Benefit Limit compounded annually on each anniversary at the Daily Benefit Limit Compound Rate times 30.

If you choose to receive your Benefit Payments on an annual basis, the annual Benefit Payment will equal the sum of the present value of each Maximum Monthly Benefit Payment for the Benefit Year.

When you receive monthly Benefit Payments the remaining amount that can be accelerated will be reduced each month by the amount of the monthly Benefit Payment.  An annual Benefit Payment will reduce the remaining amount by twelve times the Maximum Monthly Benefit Payment amount for that Benefit Year.

If there is an outstanding loan on the Contract, a portion of each Benefit Payment will be used to reduce the loan.

       If the policy is in default but not past the grace period at the time of claim, the first benefit payment will be reduced by the amount needed to bring the Contract out of default (see Contract Lapse).  If the amount needed to bring the Contract out of default is more than the amount of the first Benefit Payment net of the amount allocated to reduce any Contract loan, the first Benefit Payment will be increased to an amount that will bring the Contract out of default.

When Benefit Payments End:

Chronic Illness Option (only)

Benefit Payments will continue to be made until the earliest of the following dates:  (1) the date we receive in writing notification that you wish to discontinue Benefit Payments; (2) the date the insured no longer meets the eligibility requirements, including Recertification; (3) the date the Lifetime Benefit Amount is exhausted; (4) the date a claim is approved under the Terminal Illness Option; or (5) the date the rider terminates.

If you request that we discontinue Benefit Payments, you will have the option to resume payments at a later date, if you meet all eligibility requirements.

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Impact of Rider Benefits on Contract and Riders:

Accelerating the Death Benefit will impact the benefits and values under the Contract and rider as shown below.

Terminal Illness Option

A one-time acceleration of a partial amount of the Death Benefit results in the following:

(1)	A proportionate reduction in the Basic Insurance Amount, Contract Fund, surrender charge, No-Lapse Contract Fund, and Contract Debt.
(2)	Premiums or charges to keep the Contract in force will be recalculated based on the insured’s age and the reduced Death Benefit amount.
(3)	If your Contract includes the Rider To Provide Lapse Protection or the Rider for Level Term Insurance Benefit on Dependent Children, these riders will stay in effect.
(4)	Any Accidental Death Benefit Rider on the Contract will not be affected.
(5)	The monthly charge for this rider will be permanently waived.

Acceleration of the full death benefit results in the following:

(1)	The Contract and all benefits under the Contract based on the insured’s life, including any Accidental Death Benefit Rider, will end.
(2)	If your Contract includes the Rider for Level Term Insurance Benefit on Dependent Children, it will become paid up.

Chronic Illness Option

Following each Benefit Payment while there is a Death Benefit remaining, benefits and values under the Contract and rider will be impacted as follows:

(1)	The Contract will remain in-force in accordance with Contract terms.
(2)
A proportionate reduction will be made (using the reduction factor below) in the Basic Insurance Amount, Contract Fund, surrender charges,  No-Lapse Contract Fund  (if applicable), and any outstanding Contract Debt.

(3)	Any Accidental Death Benefit Rider on the contract will not be affected.
(4)	If your Contract includes the Rider To Provide Lapse Protection or the Rider for Level Term Insurance Benefit on Dependent Children, these riders will stay in effect.
(5)	You may not take a withdrawal or decrease the Contract’s Basic Insurance Amount.
(6)	You may continue to make premium payments but it is not necessary while you are receiving benefits.
(7)	The monthly charge for this rider will be permanently waived following approval of the initial claim.
(8)
While you are receiving Benefit Payments, all monthly charges deducted from the Contract Fund and No-Lapse Contract Fund, if applicable, will be waived in order to prevent the Contract from going into default.  We will do so until you notify us to discontinue Benefit Payments, the insured fails to recertify, or this rider terminates.  Once you have received 25 monthly Benefit Payments or the annual equivalent, all monthly charges for the Contract will be permanently waived as long as this rider is in effect.

Reduction factor = 1 − (A / B)
Where:                      A = is the gross monthly Chronic Illness Option Benefit Payment, and
B = is the Death Benefit immediately prior to the Benefit Payment.

If the Contract to which this rider is attached has a Type A Death Benefit, when this option is exercised, the Basic Insurance Amount will be changed to equal the Type A Death Benefit.  If the Contract to which this rider is attached has a Type B Death Benefit, when this option is exercised, the Death Benefit will be changed to a Type A Death Benefit and the Basic Insurance Amount will be changed to equal the Type A Death Benefit.  Once you have exercised the Chronic Illness Option, the Contract’s Death Benefit type must remain Type A.

When you submit a claim under the Chronic Illness Option, you must authorize a transfer of all value from the Variable Investment Options to the Fixed Rate Option.  You will not receive Benefit Payments if you do not transfer all value from the Variable Investment Options to the Fixed Rate Option and all value must remain in the Fixed Rate Option.  Additional premium payments or loan repayments must also be allocated to the Fixed Rate Option while your claim is reviewed and while you are receiving Benefit Payments.  Fund transfers, dollar cost averaging, and automatic rebalancing will not be allowed.

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When the rider is terminated, or if Benefit Payments are discontinued, your Contract may still be in-force and Contract value will remain in the Fixed Rate Option.  You may transfer funds from the Fixed Rate Option to your choice of Variable Investment Options.  You may also allocate new premium payments and loan repayments to the Variable Investment Options of your choice. You must notify us if you wish to resume allocations to the Variable Investment Options or change your premium allocation.

After an acceleration of the Lifetime Benefit Amount, any Rider for Level Term Insurance Benefit on Dependent Children will become paid up and any benefits under the Contract based on the insured’s life, including any Accidental Death Benefit Rider will end.

Rider Termination:

This rider terminates on the earliest of: when you request that we remove it, the grace period ends if the Contract is in default, the insured dies, or this rider or Contract ends for any other reason.  When this rider is terminated, or you request that we stop Benefit Payments after a claim has been made, the Contract may still be in-force. The Death Benefit and Contract Fund values will have been reduced as a result of any payments made prior to the date we stop payments or this rider terminates.

Overloan Protection Rider

The Overloan Protection Rider guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated Cash Surrender Value of your Contract.  Currently, the rider may be added only at the time your Contract is issued; however, this rider is not available on Contracts that have the Accidental Death Benefit Rider.  There is no charge for adding the Overloan Protection Rider to your Contract, however, a one-time fee will apply when this rider is exercised.

The following eligibility requirements must be met to exercise the rider:

(a)	We must receive a written request in Good Order to exercise the rider benefits;
(b)	Contract Debt must exceed the Basic Insurance Amount;
(c)	The Contract must be in-force for the later of 15 years and the Contract Anniversary after the insured’s 75th birthday;
(d)	The Guideline Premium test must be used as the Contract’s definition of life insurance;
(e)	Contract Debt must be a minimum of 95% of the cash value;
(f)	The Cash Surrender Value must be sufficient to pay the cost of exercising the rider; and
(g)	Your Contract must not be classified as a Modified Endowment Contract and must not qualify as a Modified Endowment Contract as a result of exercising this rider.

We will send you a notification upon your becoming eligible for this benefit.

We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

When you exercise the rider, the effective date will be the next date that monthly charges are deducted following our receipt of your request in Good Order at a Service Office.  The charges and benefits of other riders available under your Contract will be discontinued, except for the Living Needs Benefit Rider.  Any benefits you may currently be receiving under the Enhanced Disability Benefit Rider will also be discontinued.

Any remaining unloaned Contract Fund value will be transferred to the Fixed Rate Option.  Additionally, fund transfers into or out of any of the Variable Investment Options will no longer be permitted.  Any Auto Rebalance, Dollar Cost Averaging, directed charges, or premium allocation instructions will be discontinued.

Premium payments will no longer be accepted for the Contract.  Instead, all payments received will be applied as loan or loan interest repayments.  We will no longer send any regularly scheduled bills, and Electronic Fund Transfer of Premium Payments will be cancelled.

If you have a Type B Death Benefit, we will change it to a Type A Death Benefit.  You will no longer be permitted to make Death Benefit changes as long as your Contract remains in-force under the Overloan Protection Rider.  The Basic Insurance Amount will be changed to the greater of the Type A Death Benefit and the amount of the Contract Debt multiplied by the Attained Age factor that applies.  The Attained Age factors are shown in your Contract.  For an explanation of the Attained Age factors, see Tax Treatment of Contract Benefits – Treatment as Life Insurance.

Decreases to your Basic Insurance Amount, rating reductions, and withdrawals, will no longer be permitted.

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If you exercise this rider, you may no longer execute the Reduced Paid Up option.  Doing so would cause the Contract to be classified as a Modified Endowment Contract.

Please note that the Internal Revenue Service may take a position that the outstanding loan balance should be treated as a distribution when the Contract Owner elects the Overloan Protection benefit.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful. You should consult a tax advisor as to the tax risks associated with exercising the Overloan Protection Rider.

Other Optional Riders

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Accidental Death Benefit Rider - The Accidental Death Benefit Rider provides an additional Death Benefit that is payable if the insured's death is accidental, as defined in the benefit provision.  This benefit will end on the earliest of: the end of the day before the first Contract Anniversary on or after the insured’s 100th birthday and the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.   This rider is not available on Contracts that have the Overloan Protection Rider.

Children Level Term Rider - The Children Level Term Rider provides term life insurance coverage on the life of the insured's children.  The rider coverage will end on the earliest of: (1) the primary insured’s death, (2) the first Contract Anniversary on or after the primary insured’s 75th birthday, (3) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office, (4) the first Contract Anniversary on or after the child’s 25th birthday, and (5) the date a rider is converted to a new Contract.

Enhanced Disability Benefit Rider - The Enhanced Disability Benefit Rider pays certain amounts into the Contract if the insured is totally disabled, as defined by the benefit provisions.  The rider coverage will end as of the first Contract Anniversary on or after the insured’s 60th birthday. The Enhanced Disability Benefit Rider is not available with Contracts that include the BenefitAccess Rider.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider may be available on your Contract.  There is no charge for adding the benefit to a Contract.  However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.

The Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist.  The adjusted Death Benefit will always be less than the Death Benefit, but will not be less than the Contract’s Cash Surrender Value.

The Terminal Illness Option is available on the Living Needs Benefit Rider when a licensed physician certifies the insured as Terminally Ill with a life expectancy of six months or less.  When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner will receive this benefit in a single sum.

All or part of the Contract's Death Benefit may be accelerated under the Living Needs Benefit.  If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract.  The minimum amount that may be accelerated for a Living Needs Benefit claim is $50,000.  However, we currently have an administrative practice to allow a reduced minimum of $25,000.  We reserve the right to discontinue this administrative practice in a non-discriminatory manner.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.  We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation.  Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could.  With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is Terminally Ill or Chronically Ill as defined in any applicable tax law (although the exclusion in the latter case may be limited).  You should consult a tax adviser before electing to receive this benefit.  Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

The Living Needs Benefit Rider is not available with Contracts that include the BenefitAccess Rider.

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REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds through age 85.  Currently, the minimum Basic Insurance Amount for a Contract issued for insureds ages 18 through 75 is $75,000 ($50,000 for insureds issue ages 0 through 17, $100,000 for insureds issue ages 76 through 80 and $250,000 for insureds issue ages 81 and above).  We may change the minimum Basic Insurance Amounts of the Contracts we will issue.

We require evidence of insurability, which may include a medical examination, before issuing any Contract.  Preferred Best nonsmokers are offered more favorable cost of insurance rates than smokers.  We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.  These are the current underwriting requirements.  We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Contract offers flexibility in paying premiums.  The minimum initial premium is due on or before the Contract Date.  It is the premium needed to start the Contract.  The minimum initial premium is equal to 8.6% of the Limited No-Lapse Guarantee Premium, including all extras, riders, and Enhanced Disability Benefit premium.  There is no insurance under the Contract unless the minimum initial premium is paid.  Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date.  We reserve the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous.  If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options.  Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest.  If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract.  We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance.  See Tax Treatment of Contract Benefits.

Generally, your initial net premium is applied to your Contract as of the Contract Date.  If we do not receive your initial premium before the Contract Date, we apply the initial premium to your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.

Available Types of Premium

After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments.  Two suggested patterns of premiums are described below.  Contracts with no riders or extra risk charges will have level premiums for each premium type described below.  Understanding them may help you understand how the Contract works.

•
The Single Premium No-Lapse Premium is a premium that, if paid on the Contract Date, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals.

•
The Lifetime Modal No-Lapse Premiums are premiums that, if paid on the Contract Date and each modal date up to the insured’s Attained Age 121, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals.

You should note that either one or both of the premiums defined above may not be payable as desired if you elect the Guideline Premium Test for the definition of life insurance test.  In that case, you may not be able to pay enough premium to obtain a guarantee for the duration you desire, without violating the definition of life insurance.   If a premium payment would otherwise cause the definition of life insurance test to be violated, we will return the portion of the premium in excess of the allowable amount.  This will not occur if you choose the Cash Value Accumulation Test as the definition of life insurance. If the Contract subsequently enters default, we will tell you the amount you need to pay to keep the Contract in-force, and when you will need to pay that amount.  It’s important to know that these additional payment amounts could be substantial.  For an explanation of the Guideline Premium Test and the Cash Value Accumulation Test, see Tax Treatment of Contract Benefits - Treatment as Life Insurance.

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We can bill you for the amount you select annually, semi-annually, or quarterly.  Because the Contract is a flexible premium Contract, there are no scheduled premium due dates.  When you receive a premium notice, you are not required to pay this amount, however, paying premiums in a different manner than described in a Contract illustration may shorten the duration of your lapse protection provided by the Rider to Provide Lapse Protection.  When you do make a premium payment, the minimum amount that we will accept is $25.

You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account.  If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount.  We will then draft the same amount from your account on the same date each month.  When you apply for the Contract, you and your Pruco Life of New Jersey representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  During the 10 day period following your receipt of the Contract, the remainder of the initial premium and any other net premium will be allocated to the Money Market investment option as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.  The first monthly deductions are made after the remainder of the initial premium and any other net premium is allocated to the Money Market investment option.  After the 10th day these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.  Your Contract may include Funds that are not currently accepting additional investments.  See The Pruco Life of New Jersey Variable Appreciable Account.  The transfer from the Money Market investment option on the 10th day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract Year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers.  If the first premium is received before the Contract Date, there will be a period during which the Contract Owner's initial premium will not be invested.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.  The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Variable Investment Options are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).  With respect to any initial premium payment received before the contract date and any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.
When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option.  See BenefitAccess Rider.

 Provided the Contract is neither in default, nor in-force under the provisions of the Overloan Protection Rider, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System.  There is no charge for reallocating future premiums.  All percentage allocations must be in whole numbers.  For example, 33% can be selected but 33⅓% cannot.  Of course, the total allocation to all selected investment options must equal 100%.

Valuation of Variable Investment Options

Amounts allocated to a Variable Investment Option are converted to number of units.  The number of units added to each Variable Investment Option is determined by dividing the amount allocated to each Variable Investment Option by the dollar value of one unit for such Variable Investment Option.

Amounts taken from each Variable Investment Option decrease the number of units in each Variable Investment Option.  The number of units subtracted from each Variable Investment Option is determined by dividing the amount taken from the Variable Investment Option by the dollar value of one unit for such Variable Investment Option.

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The unit value for each Variable Investment Option will vary to reflect the investment experience of the applicable fund and will be determined on each valuation day by multiplying the unit value of the particular Variable Investment Option on the preceding valuation day by a net investment factor for that Variable Investment Option for the valuation period then ended.  The valuation day is any date on which the New York Stock Exchange is open for trading and the Variable Investment Option is valued.  The valuation period is the period of time from the close of the immediately preceding valuation day to the close of the current valuation day.

The net investment factor for each of the Variable Investment Options is equal to:
1.
the net asset value per share of the corresponding fund at the end of the valuation period (plus the per share amount of any dividend or capital gain distributions paid by that fund in the valuation period then ended); divided by

2.	the net asset value per share of the corresponding fund determined as of the end of the immediately preceding valuation period; minus
3.	the daily portion of the mortality and expense risk charge assessed during the valuation period as shown in the section titled Daily Deduction from the Variable Investment Options.

The net investment factor may be greater or less than one.  Therefore, the value of a unit may increase or decrease.

If the New York Stock Exchange is closed (except for holidays or weekends) or trading is restricted due to an existing emergency as defined by the Securities and Exchange Commission so that we cannot value the Variable Investment Options, we may postpone all transactions which require valuation of the Variable Investment Option until valuation is possible.

Transfers/Restrictions on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we will allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment.  See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers per Contract Year among investment options.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.

Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Transfers out of the Money Market investment option will not be made until 10 days after you receive the Contract. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract Year or the 20 transfers per calendar year.

You may also transfer amounts from the Variable Investment Option to the Fixed Rate Option at anytime within 18 months from the Contract Date, and within the later of 60 days from the effective date of a material change in the investment policy of a Variable Investment Option and 60 days from the notice of that change, with no restriction.  Such transfers do not count toward the 12 transfers allowed in each Contract Year.

Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options.  In the latter case, as with premium reallocations, the percentages must be in whole numbers.

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We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine.  We will not be held liable for following telephone instructions that we reasonably believe to be genuine.  We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the Fixed Rate Option will be permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option.  See BenefitAccess Rider.

 If you exercise the Overloan Protection Rider, we will then transfer any amounts you have in the Variable Investment Options to the Fixed Rate Option.  The transfer is not counted as one of the 12 transfers we allow per Contract Year and there is no charge.  Transfers out of the Fixed Rate Option and into the Variable Investment Options will not be permitted while your Contract is kept in-force under the Overloan Protection Rider.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options.  Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

In addition, Contract Owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations.  Contract Owners who are not subject to the same transfer restrictions may have the same underlying Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the underlying Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

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The Funds may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA").  Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other Variable Investment Options available under the Contract, excluding the Fixed Rate Option and any Funds that are not currently accepting additional investments.  See The Pruco Life of New Jersey Variable Appreciable Account section.  If DCA allocates money to a Fund at a time when the Fund no longer accepts additional investments, automatic transfers to that Fund will be directed to the Money Market Portfolio.  You may choose to have periodic transfers made monthly or quarterly.  DCA transfers will not begin until the Monthly Date after 10 days following your receipt of the Contract.

Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period, which immediately follows that date.  Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature.  Dollar cost averaging will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option.  Dollar Cost Averaging will not be allowed.  See BenefitAccess Rider.

 Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing.  This feature allows you to automatically rebalance Variable Investment Option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of Variable Investment Options X and Y is split 40% and 60%, respectively, and investment results cause that split to change.  You may instruct that those assets be rebalanced to your original or different allocation percentages.  Auto-Rebalancing is not available until the Monthly Date after 10 days following your receipt of the Contract.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis.  Each rebalance will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period immediately following that date.  The Fixed Rate Option cannot participate in this administrative procedure, nor can any Funds that are no longer accepting additional investments.  See The Pruco Life of New Jersey Variable Appreciable Account section. If Auto-Rebalancing involves allocating to a Fund that became closed to additional investments, the Auto-Rebalancing feature will be turned off.  Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature.  Auto-rebalancing will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option.  Auto-Rebalancing will not be allowed.  See BenefitAccess Rider.

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DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed.  Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age.  This may be advantageous for some Contract Owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request.  Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request.  However, we may delay payment of proceeds from the Variable Investment Option[s] and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the Cash Surrender Value attributable to the Fixed Rate Option for up to six months, including surrenders of fixed reduced paid-up Contracts.  We will pay interest of at least 1.5% per year if such a payment is delayed for more than 10 days.

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options available at the time the proceeds become payable or by payment of a lump sum check.  Any Pruco Life of New Jersey representative authorized to sell this Contract can explain the options upon request.

In addition to the available settlement options, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of Prudential's Alliance Account settlement option (the "Alliance Account").  If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works.  Amounts in an Alliance Account may be withdrawn by the beneficiary at any time.  Any Pruco Life of New Jersey representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may select from two types of Death Benefit at issue.  A Contract with a Type A (fixed) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount.  Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type B (variable) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the Contract Fund.  Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value.  However, the increase in the Cash Surrender Value for a Contract with a Type B (variable) Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A (fixed) Death Benefit because a Type B Contract has a greater cost of insurance charge due to a greater net amount at risk.  As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Basic Insurance Amount stated in the Contract.  We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

Contract Owners of a Contract with a Type A Death Benefit should note that any withdrawal may result in a reduction of the Basic Insurance Amount and the deduction of any applicable surrender charges.  We will not allow you to make a withdrawal that will decrease the Basic Insurance Amount below the minimum Basic Insurance Amount.  For a Contract with a Type B Death Benefit, withdrawals will not change the Basic Insurance Amount.  See Withdrawals.

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The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of Death Benefit any time after issue and subject to our approval.  We will increase or decrease the Basic Insurance Amount so that the Death Benefit immediately after the change matches the Death Benefit immediately before the change. The Basic Insurance Amount after a change may not be lower than the minimum Basic Insurance Amount applicable to the Contract.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  We may deduct a transaction charge of up to $25 for any change in the Basic Insurance Amount, although we do not currently do so.  A type change that reduces the Basic Insurance Amount may result in the assessment of surrender charges.  See CHARGES AND EXPENSES.

If you are changing your Contract from a Type A Death Benefit to a Type B Death Benefit, we will reduce the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.

If you are changing your Contract from a Type B Death Benefit to a Type A Death Benefit, we will increase the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.

The following chart illustrates the changes in Basic Insurance Amount with each change of Death Benefit type described above.  The chart assumes a $50,000 Contract Fund and a $300,000 Death Benefit.

	Changing the Death Benefit from Type A Type B	Changing the Death Benefit from Type B Type A
Basic Insurance Amount	$300,000 → $250,000	$250,000 → $300,000
Contract Fund	$50,000 → $50,000	$50,000 → $50,000
Death Benefit*	$300,000 → $300,000	$300,000 → $300,000
* assuming there is no Contract Debt

You may request a change in the type of Death Benefit by sending us a request in a form that meets our needs.  If the change is approved, we will re-calculate the Contract's charges and appropriate tables and send you new Contract Data pages.  We may require you to send us your Contract before making the change.  There may be circumstances under which a change in the Death Benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous.  See Tax Treatment of Contract Benefits.

Decreases in Basic Insurance Amount

You have the option of decreasing the Basic Insurance Amount of your Contract without withdrawing any Cash Surrender Value.  If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least equal to the minimum decrease in the Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(2)	the Basic Insurance Amount after the decrease must be at least equal to the minimum Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(3)	the Contract must not be in default;
(4)	the surrender charge on the decrease, if any, plus any transaction charge for the decrease may not exceed the Contract Fund;
(5)	if we ask you to do so, you must send us the Contract to be endorsed; and
(6)	your Contract must not be in-force under the provisions of the Overloan Protection Rider.

If we approve the decrease, we will send you new Contract Data pages showing the amount and effective date of the change and the re-calculated charges, values, and limitations.  Currently, no transaction charge is being made in connection with a decrease in the Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.

If the decrease in Basic Insurance Amount results in an amount less than its surrender charge threshold, we will deduct a surrender charge.  See Surrender Charges.

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We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  See Tax Treatment of Contract Benefits.

It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  You should consult with your tax adviser and your Pruco Life of New Jersey representative before requesting any decrease in Basic Insurance Amount.

Decreases in the Basic Insurance Amount are not allowed for policies that have exercised the Chronic Illness Option of the BenefitAccess Rider.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract at any time for its Cash Surrender Value (referred to as Net Cash Value in the Contract) while the insured is living.  To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office; the Contract, a signed request for surrender, and any tax withholding information required under federal or state law.  Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Surrender of a Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Fixed reduced paid-up insurance is an alternative to surrendering your Contract.  Fixed reduced paid-up insurance provides paid-up insurance, the amount of which will be paid when the insured dies.  There will be cash values and loan values.  The loan interest rate for fixed reduced paid-up insurance is 5.5%.  Upon surrender of the Contract, the amount of fixed reduced paid-up insurance depends upon the Cash Surrender Value and the insured’s issue age, sex, smoker/nonsmoker status, and the length of time since the Contract Date.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company.  Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer.  The new insurer should submit these documents directly to us by sending them in Good Order to our Service Office.  Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.

How a Contract's Cash Surrender Value Will Vary

The Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at a Service Office.  The Contract's Cash Surrender Value on any date will be the Contract Fund less any applicable surrender charges and less any Contract Debt.

The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option[s];
(2)	interest credited on any amounts allocated to the Fixed Rate Option;
(3)	interest credited on any loan; and
(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted, the monthly deductions described under CHARGES AND EXPENSES, and any added persistency credit.  See Persistency Credit, below.  Upon request, we will tell you the Cash Surrender Value of your Contract.  It is possible for the Cash Surrender Value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract Debt.

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Persistency Credit

On each Monthly Date, if your Contract has been in-force at least 14 years and is not in default, we will credit your Contract Fund with an additional amount (“persistency credit”) for keeping your Contract in-force.  The persistency credit is based on reduced costs in later Contract Years and applies to Contracts that remain in-force.  This will not increase or otherwise affect any charges and expenses applicable to your Contract or riders.  No persistency credit will be calculated on the amount of any Contract loan.

The following chart illustrates an example of a Contract with $100,000 of Contract Fund, net of outstanding loans.  The persistency credit starts on the 14th Contract Anniversary and is calculated using an annual rate equal to 0.40% of the Contract Fund, net of outstanding loans, but is expressed as a monthly rate to reflect that the amount is credited monthly.  The credited amount will be allocated to the investment options according to your current premium allocation.

Determination of Sample Persistency Credit
Contract Fund (net of outstanding loans)	$100,000.00
Monthly Credit Rate	0.03327%
Persistency Credit Amount	$33.27
New Contract Fund (net of outstanding loans)	$100,033.27

If your Contract is in default or has lapsed, we will not credit your Contract with the persistency credit.  The calculated amount that would have been credited during the time your Contract was in default or lapsed will not be made up if your Contract is reinstated.  However, if your Contract remains in-force to the next Monthly Date, we will credit your Contract Fund with the calculated monthly amount for that Monthly Date.  The persistency credit will not change the status of your Contract if your Contract Fund, net of outstanding loans, is a negative amount and your Contract is kept in-force under the Rider to Provide Lapse Protection.

Loans

You may borrow an amount up to the current loan value of your Contract less any existing Contract Debt using the Contract as the only security for the loan.  The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.

Interest charged on a loan accrues daily.  We charge interest on the full loan amount, including all unpaid interest.  Interest is due on each Contract Anniversary or when the loan is paid back, whichever comes first.  If interest is not paid when due, we will increase the loan amount by any unpaid interest.  We charge interest at an effective annual rate of 2% for standard loans.

On and after the 10th Contract Anniversary, all new and existing loans will be considered preferred loans.  Preferred loans are charged interest at an effective annual rate of 1.05%.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Variable Investment Options and/or the Fixed Rate Option, as applicable.  Unless you ask us to take the loan amount from specific Variable Investment Options and we agree, the reduction will be made in the same proportions as the value in each Variable Investment Option and the Fixed Rate Option bears to the total value of the Contract.  While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund.  It will be credited with interest at an effective annual rate of 1%.  Generally on each Monthly Date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly Date.

The Contract Debt is the amount of all outstanding loans plus any interest accrued, but not yet due.  If, on any Monthly Date, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charges, the Contract will go into default.  If the contract goes into default, we will mail you a notice stating the amount needed to keep the contract in-force.  That amount will equal a premium which we estimate will keep the contract in-force for three months from the date of default.  We grant a 61-day grace period from the date we mail the notice to pay the amount. If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

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If your Contract includes the Overloan Protection Rider and you meet the requirements to exercise the rider, you may have protection against lapse due to excessive Contract Debt.  See the Riders - Overloan Protection Rider section.

No persistency credit will be calculated on the amount of any Contract loans.  See the Persistency Credit section.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income.  See Tax Treatment of Contract Benefits.

Any Contract Debt will directly reduce a Contract's Cash Surrender Value and will be subtracted from the Death Benefit to determine the amount payable.  In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options.  The longer the loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest.  Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.

Loan repayments will be applied towards the loan according to when they are received.  Loan interest is due 21 days prior to your Contract Anniversary.  If we receive your loan repayment within 21 days prior to your Contract Anniversary, we will apply the repayment towards interest due on a standard loan first, then towards the interest due on a preferred loan, if applicable.  Any loan repayment amount exceeding the interest due is applied towards the existing principal amount of a standard loan first, then towards the principal amount of a preferred loan, if applicable.

If we receive your loan repayment at any time outside of 21 days prior to your Contract Anniversary, we will apply the repayment towards the principal amount of a standard loan first, then to the principal amount of a preferred loan, if applicable.  We will apply the remainder of the loan repayment towards the interest due on a standard loan, then towards the interest due on a preferred loan, if applicable.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the loan since the last transaction date.  Any loan repayment amounts will also be reflected in your No-Lapse Guarantee Value.  We will apply the loan repayment to the investment allocation used for future premium payments as of the loan repayment date.  If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options.  We reserve the right to change the manner in which we allocate loan repayments.

Loan repayments are required when exercising either option of the BenefitAccess Rider.  See BenefitAccess Rider.

Withdrawals

You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions.

(a)	We must receive a request for the withdrawal in a form that meets our needs.
(b)	Your Contract’s Cash Surrender Value after the withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal.
(c)	The Cash Surrender Value after the withdrawal must be an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.
(d)	The withdrawal amount must be at least $500.
(e)	The Basic Insurance Amount after withdrawals must be at least equal to the minimum Basic Insurance Amount shown in the Contract.
(f)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider.

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We may charge an administrative processing fee for each withdrawal, which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Currently, we do not charge a fee for a withdrawal.  A withdrawal may not be repaid except as a premium subject to the applicable charges.  Upon request, we will tell you how much you may withdraw.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal.  Withdrawals under a Contract with a Type B (variable) Death Benefit will not change the Basic Insurance Amount.  However, under a Contract with a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount.  If a decrease in Basic Insurance Amount results in an amount below its surrender charge threshold, a surrender charge may be deducted.  See Surrender Charges.  No withdrawal will be permitted under a Contract with a Type A (fixed) Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount shown under Contract Limitations in your Contract Data pages.  It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.  See Tax Treatment of Contract Benefits.

Currently, we will provide an authorization form if your withdrawal request causes a decrease in Basic Insurance Amount that results in your Contract being classified as a Modified Endowment Contract.  The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed.  We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.

When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal.  An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.  Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits.  If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default.  Withdrawals may also affect whether a Contract is kept in-force under the Rider to Provide Lapse Protection, since withdrawals and their associated charges will decrease your No-Lapse Guarantee Value.  See Rider to Provide Lapse Protection.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  See When Proceeds Are Paid.

Withdrawals are not allowed for Contracts that have exercised the Chronic Illness Option of the BenefitAccess Rider.  See BenefitAccess Rider.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

We will determine the value of the Contract Fund on each Monthly Date.  If the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less, the Contract is in default, unless it remains in-force under the Limited No-Lapse Guarantee (first five Contract years) or the Rider to Provide Lapse Protection (years six and after).  See Limited No-Lapse Guarantee and Rider to Provide Lapse Protection.  Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default.  This payment must be received in Good Order at the Payment Office or postmarked within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  A Contract that lapses with an outstanding Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.  We reserve the right to change the requirements to reinstate a lapsed Contract.

A Contract that ended in default may be reinstated within five years from the date of default, if the following conditions are met:

(1)	we receive a written request for reinstatement;
(2)	renewed evidence of insurability is provided on the insured;
(3)	submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for three months from the date of reinstatement; and
(4)	the Insured is living on the date the Contract is reinstated.

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The reinstatement date will be the date we approve your request.  We will deduct all required charges from your payment and the balance will be placed into your Contract Fund.  If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.  If your Contract is reinstated after lapse, Rider to Provide Lapse Protection may be reinstated.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract.  It is not a complete statement of what the federal income taxes will be in all circumstances.  It is based on current law and interpretations, which may change.  It does not cover state taxes or other taxes.  It is not intended as tax advice.  You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance.  The Contract must meet certain requirements to qualify as life insurance for tax purposes.  These requirements include certain definitional tests and rules for diversification of the Contract’s investments.  For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  At issue, the Contract Owner chooses which of these two tests will apply to their Contract.  This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's Death Benefit may increase as the Contract Fund value increases.  The Death Benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable Attained Age factor.  Attained Age factors under the Cash Value Accumulation test vary based on the Attained Age, sex, and smoker classification of the insured.  For example, the Attained Age factors for a male, age 35, with a Non-Smoker Plus underwriting classification and with no extra risk or substandard ratings, range from 4.81 in the first year to 1.00 at age 121.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the Death Benefit.  In addition, there is a minimum ratio of Death Benefit to cash value associated with this test.  This ratio, however, is less than the required ratio under the Cash Value Accumulation Test.  Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test.  The Attained Age factors under the Guideline Premium test are based on the Attained Age of the insured.  For example, the Attained Age factors for an insured age 35 range from 2.50 in the first year to 1.00 at age 121.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract.  In addition, the Guideline Premium Test is required for the definition of life insurance if you choose to have the Overloan Protection Rider.  See the Riders - Overloan Protection Rider section.  You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes.

Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes, and

•	we may refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.
Pre-Death Distributions.  The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

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The Contract may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Contract after the insured reaches age 100.

Contracts Not Classified as Modified Endowment Contracts

•
If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals.  For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals.  However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.  However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate.  Were the Internal Revenue Service to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

•
The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed).  The addition of a rider or an increase in the Basic Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a change in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.  You should first consult a tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

•
If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets.  Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes.  Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

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Withholding.  You must affirmatively elect that no taxes be withheld from a pre-death distribution.  Otherwise, the taxable portion of any amounts you receive will be subject to withholding.  You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number.  You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations.  If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences.  If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences.  Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied.  Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

BenefitAccess Rider.  The benefits paid under the rider are intended to be treated as accelerated Death Benefits under the Internal Revenue Code Section 101(g)(1).  Accelerated Benefit Payments due to Chronic Illness are subject to limits imposed by the federal government and any amounts received in excess of these limits are includable in gross income. Federal tax law requires that you receive a Recertification of Chronic Illness every 12 months to retain eligibility for income tax free treatment of benefits. The rider is not intended to be a qualified long term care insurance contract under section 7702B of the Internal Revenue Code nor is it intended to eliminate the need for insurance of these types.  Any benefit received under the rider may impact the recipient’s eligibility for Medicaid or other government benefits. In some circumstances, accelerated benefits paid under the rider may be taxable as income. The exclusion from income tax for accelerated Death Benefits does not apply to any amounts paid to a Contract Owner other than the insured if the Contract Owner has an insurable interest with respect to the life of the insured by reason of the insured being an officer, employee or director of the Contract Owner or by reason of the insured being financially interested in any trade or business carried on by the Contract Owner. In addition, special rules apply to determine the taxability of benefits when there is more than one Contract providing accelerated benefits on account of Chronic Illness and/or other insurance policies on the insured that will pay similar benefits, and more than one Contract Owner. We do not provide tax advice.  We advise you to seek the help of a professional tax advisor for assistance with any questions you may have.

Business-Owned Life Insurance.  If a business, rather than an individual, is the owner of the Contract, there are some additional rules.  Business Contract Owners generally cannot deduct premium payments.  Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995.  An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons.  The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.  The corporate alternative minimum tax also applies to business-owned life insurance.  This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis.  Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder.  Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102.  Prusec serves as principal underwriter of the individual variable insurance Contracts issued by us.  The Contract is sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.  Prusec received gross distribution revenue for its variable life insurance products of $58,142,132 in 2013, $56,178,356 in 2012, and $60,952,205 in 2011.. Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,192,800 in 2013, $2,168,552 in 2012, and $2,477,021 in 2011.  Prusec offers the Contract on a continuous basis.

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Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules.  The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.   Compensation is based on a premium value referred to as the Commissionable Target Premium.  The Commissionable Target Premium is an amount that is generally somewhat larger than the Lifetime Modal No-Lapse Premium.  See Available Types of Premium.  The Commissionable Target Premium will vary by issue age, sex, underwriting class and rating class of the insured, any extra risk charges, or additional riders selected by the Contract Owner.

Broker-dealers will receive compensation of up to 122% of premiums received in the first 24 months following the Contract Date on total premiums received since issue up to the first year’s Commissionable Target Premium, and up to 5% on premiums received in excess of the first year's Commissionable Target Premium.  Broker-dealers will receive compensation up to 6% of the Commissionable Target Premium in Contract Years two through four and up to 4% of the Commissionable Target Premium in years five through 10.  Moreover, broker-dealers will receive compensation up to 3% on premiums received in years two through four and up to 2.5% on premiums in years five through 10 to the extent that premiums paid in any year exceed the Commissionable Target Premium.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.  To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2013) that received payment or accrued a payment amount with respect to variable product business during 2013 may be found in the Statement of Additional Information.  The least amount paid or accrued and the greatest amount paid or accrued during 2013 were $1.96 to $3,967,703, respectively.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account.  Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which it operates. Pruco Life of New Jersey is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life of New Jersey‘s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

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Pruco Life of New Jersey establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2013, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life of New Jersey reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on The Prudential Insurance Company of America (“Prudential Insurance”). The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida’s Circuit Court of the Second Judicial Circuit in Leon County.

In January 2012, a Global Resolution Agreement entered into by Pruco Life of New Jersey and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Pruco Life of New Jersey to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Pruco Life of New Jersey to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with Pruco Life of New Jersey.

Pruco Life of New Jersey is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services (“NYDFS”) has requested that 172 life insurers (including Pruco Life of New Jersey) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Pruco Life of New Jersey’s compliance with New York’s unclaimed property laws. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Pruco Life of New Jersey’s unclaimed property procedures. In December 2013, this matter was closed without prejudice. In May 2013, Pruco Life of New Jersey entered into a settlement agreement with the Minnesota Department of Commerce, Insurance Division, which requires Pruco Life of New Jersey to take additional steps to identify deceased insureds and contract holders where a valid claim has not been made.

Pruco Life of New Jersey’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life of New Jersey’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey’s financial  position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey’s financial position.

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FINANCIAL STATEMENTS

Our audited financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon our ability to meet its obligations under the Contract.

The Account’s audited financial statements are available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household.  You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this prospectus to contract owners that reside outside of the United States.

You may contact us for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

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DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Activities of Daily Living (ADLs) - refer to basic human functional abilities including
1.      Bathing - which means washing oneself by sponge bath or in either a tub or shower.
2.      Continence - which means the ability to maintain control of bowel or bladder function or, when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene, including caring for a catheter or colostomy bag.
3.      Dressing - which means putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs. Dressing does not include putting on or tying shoes.
4.      Eating - which means feeding oneself by getting food into the body from a receptacle, such as a plate, cup, or table or by feeding tube or intravenously.  Eating does not include preparing a meal.
5.      Toileting - which means getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
6.      Transferring - which means moving into or out of a bed, chair or wheelchair.  Transferring does not include the task of getting into and out of the tub or shower.

Attained Age - The insured's age on the Contract Date plus the number of years since then.

Basic Insurance Amount - The total amount of life insurance as shown in the Contract. Does not include any riders that may be attached to the Contract,

Benefit Payment – The periodic or lump sum payment of the accelerated benefit.

Benefit Period - Under the Chronic Illness Option of the BenefitAccess Rider, a period of time not to exceed twelve consecutive months.

Benefit Year – Under the Chronic Illness Option of the BenefitAccess Rider, a period of twelve months that begins on the Monthly Date on or following the date you have satisfied all conditions for eligibility, including Recertification.  Subsequent Benefit Years will begin no earlier than the end of the current Benefit Year.

Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract.  It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charge.  Also referred to in the Contract as “Net Cash Value.”

Chronically Ill – An insured has been certified by a Licensed Health Care Practitioner as the following:
1. being unable to perform (without Substantial Assistance from another individual) at least two Activities for Daily Living (“ADLs”) for a period of at least 90 days due to a loss of functional capacity; or
2. requiring substantial supervision from another individual to protect such individual from threats to health and safety due to a Severe Cognitive Impairment; and
3. needing services pursuant to a Licensed Health Care Practitioner’s Plan of Care as set forth in Written Certification or Re-certification; and
4. is not expected to recover from the Chronic Illness

Contract - The variable universal life insurance Contract described in this prospectus.

Contract Anniversary - The same date as the Contract Date in each later year.

Contract Date -The date the Contract is effective, as specified in the Contract.

Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount credited to a specific Contract.  On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.

Contract Owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

Daily Benefit Limit Compound Rate - An interest rate used in conjunction with the Initial Daily Benefit Limit for determining the maximum monthly benefit payable under the Chronic Illness Option of the BenefitAccess Rider.

Death Benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.

Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 1%.  Also referred to in the Contract as “fixed investment option.”

Fund/Portfolio/Variable Investment Options - These are terms that may be used interchangeably and represent the underlying investments held in the Separate Account which you may select for your Contract.

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Good Order - An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Initial Daily Benefit Limit – The per diem limit in effect on the Contract Date and used in the calculation of the maximum monthly benefit payable under the Chronic Illness Option of the BenefitAccess Rider.

Licensed Health Care Practitioner – a physician, residing and practicing in the United States, legally authorized to practice medicine by the state in which he/she performs such function or action and who is acting within the scope of his/her license when he/she performs such function.  May not be the insured, the Contract Owner, or a family member of the insured or Contract Owner.

Lifetime Benefit Amount - The maximum amount that can be accelerated during the lifetime of the insured under the Chronic Illness Option of the BenefitAccess Rider.  For purposes of Benefit Payments, it is fixed at time of initial claim.

Maximum Monthly Benefit Payment – The maximum amount that may be paid to you on a monthly basis once a claim has been approved under the Chronic Illness Option of the BenefitAccess Rider.  This payment amount will be recalculated at the beginning of every Benefit Year.

Monthly Benefit Percent - The maximum allowable percentage of the Lifetime Benefit Amount that may be paid in a given month under the Chronic Illness Option of the BenefitAccess Rider.

Monthly Date - The Contract Date and the same date in each subsequent month.

Payment Office - The office at which we process premium payments, loan payments, and payments to bring your Contract out of default.  Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office.  Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office.  There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Plan of Care – A written plan for care designed especially for a Chronically Ill individual by a Licensed Health Care Practitioner.  The Plan of Care should recommend the frequency and type of Services most suitable to meet the Chronically Ill individual’s need for substantial assistance or substantial supervision and the most appropriate type of providers for such Services.

Pruco Life Insurance Company of New Jersey - Pruco Life of New Jersey, us, we, our.  The company offering the Contract.

Recertification – written documentation in a form satisfactory to us completed by a Licensed Health Care Practitioner, at your or the insured’s expense, certifying that the insured continues to meet all eligibility requirements.  Recertification must be received prior to the start of each Benefit Year following the initial Benefit Year in order to continue receiving Benefit Payments under the Chronic Illness Option of the BenefitAccess Rider.

Separate Account - Amounts under the Contract that are allocated to the Funds held by us in a Separate Account called the Pruco Life of New Jersey Variable Appreciable Account (the "Account" or the "Registrant"). The Separate Account is set apart from all of our general assets.   Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life Insurance Company of New Jersey conducts.

Service Office - The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests.  Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 18176.  Your correspondence will be picked up at this address and then delivered to our Service Office.  For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office.  Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means.  There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Services – The necessary diagnostic, preventive, curing, treating, mitigating and rehabilitative services, and maintenance or personal care services which are required by a Chronically Ill individual and are provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner.

Severe Cognitive Impairment – A deficiency in a person’s short-term or long-term memory, orientation as to person, place, and time, deductive or abstract reasoning, or judgment as it relates to safety awareness, and that places the person at risk of harming himself/herself or others without substantial supervision.

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Substantial Assistance – Hands-on assistance from another person without which an individual receiving such assistance would be unable to perform the Activity of Daily Living.  Hands-on assistance means the direct physical assistance of another person.

Substantial Supervision – Requiring continual supervision by another person to protect the individual from threats to health or safety due to Severe Cognitive Impairment and may include cueing by verbal prompting, gestures, or other similar demonstrations.

Terminally Ill – The insured has a medical condition that is reasonably expected to result in the insured’s death within six months or less.

Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Written Certification – Written documentation in a form satisfactory to us from a Licensed Health Care Practitioner, at your or the insured’s expense, certifying that the insured is Terminally Ill or Chronically Ill.  Certification for a Chronically Ill insured must indicate whether the insured has a Plan of Care.

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To Learn More About VUL Protector®

The Statement of Additional Information (SAI) is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-158637.  The SAI contains additional information about the Pruco Life of New Jersey Variable Appreciable Account.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the VUL Protector® SAI, material incorporated by reference, and other information about us.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-944-8786 to ask us questions, request information about the Contract, and obtain copies of the SAI and personalized illustrations, without charge, or other documents.  You can also view the SAI located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us at:

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

Investment Company Act of 1940: Registration No. 811-3974

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PROSPECTUS
May 1, 2014

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

VUL Protector®

This prospectus describes an individual flexible premium variable universal life insurance contract, the VUL Protector® Contract (the “Contract”) offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our"), a stock life insurance company.  Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life of New Jersey Variable Appreciable Account (the “Account”).  The prospectuses for the Variable Investment Options, including information about their investment objectives, fees, and investment advisers/subadvisers, are printed in the following order after this prospectus.

AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio
AST Balanced Asset Allocation Portfolio	AST Schroders Multi-Asset World Strategies Portfolio
AST BlackRock Global Strategies Portfolio	AST T. Rowe Price Asset Allocation Portfolio
AST FI Pyramis® Quantitative Portfolio (previously AST First Trust Balanced Target Portfolio)	PSF Conservative Balanced Portfolio PSF Flexible Managed Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio	PSF Money Market Portfolio
AST Preservation Asset Allocation Portfolio	TOPS® Managed Risk Balanced ETF Portfolio
AST Prudential Growth Allocation Portfolio	TOPS® Managed Risk Growth ETF Portfolio
AST RCM World Trends Portfolio	TOPS® Managed Risk Moderate Growth ETF Portfolio

You may also choose to invest your Contract’s premiums and its earnings in the Fixed Rate Option, also referred to as "fixed investment option", which pays a guaranteed interest rate.  See The Fixed Rate Option.

Please Read this Prospectus.  Please read this prospectus before purchasing a VUL Protector® variable universal life insurance Contract and keep it for future reference.  Current prospectuses for each of the underlying Funds accompany this prospectus.  These prospectuses contain important information about the Funds.  Please read these prospectuses and keep them for reference.

In compliance with US law, Pruco Life of New Jersey delivers this prospectus to contract owners that currently reside outside of the United States.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money.  An investment in VUL Protector® is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102
Telephone: (800) 944-8786

Page
SUMMARY OF CHARGES AND EXPENSES	1
SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	4
SUMMARY OF CONTRACT RISKS	6
SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	10
GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, THE REGISTRANT, AND THE FUNDS	11
CHARGES AND EXPENSES	15
PERSONS HAVING RIGHTS UNDER THE CONTRACT	19
OTHER GENERAL CONTRACT PROVISIONS	20
RIDERS	20
REQUIREMENTS FOR ISSUANCE OF A CONTRACT	23
PREMIUMS	23
DEATH BENEFITS	27
CONTRACT VALUES	30
LAPSE AND REINSTATEMENT	33
TAXES	33
DISTRIBUTION AND COMPENSATION	36
LEGAL PROCEEDINGS	37
FINANCIAL STATEMENTS	39
ADDITIONAL INFORMATION	39
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	40

Advanced Series Trust:
AST Advanced Strategies Portfolio	Appendix 1
AST Balanced Asset Allocation Portfolio	Appendix 2
AST BlackRock Global Strategies Portfolio	Appendix 3
AST FI Pyramis® Quantitative Portfolio	Appendix 4
AST J.P. Morgan Strategic Opportunities Portfolio	Appendix 5
AST Preservation Asset Allocation Portfolio	Appendix 6
AST Prudential Growth Allocation Portfolio	Appendix 7
AST RCM World Trends Portfolio	Appendix 8
AST Schroders Global Tactical Portfolio	Appendix 9
AST Schroders Multi-Asset World Strategies Portfolio	Appendix 10
AST T. Rowe Price Asset Allocation Portfolio	Appendix 11

The Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 12
PSF Flexible Managed Portfolio	Appendix 13
PSF Money Market Portfolio	Appendix 14

TOPS-The Optimized Portfolio System®:
TOPS® Managed Risk Balanced ETF Portfolio	Appendix 15
TOPS® Managed Risk Growth ETF Portfolio	Appendix 16
TOPS® Managed Risk Moderate Growth ETF Portfolio	Appendix 17

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Table 1: Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load)	Deducted from premium payments.	6%
Premium Based Administrative Charge	Deducted from premium payments.	7.5%
Surrender Charge per $1,000 of Basic Insurance Amount (1)	Upon lapse, surrender, or decrease in Basic Insurance Amount.	From $2.39 to $28.26
Surrender Charge per $1,000 of an increase in Basic Insurance Amount(1)	Upon lapse or surrender in Basic Insurance Amount.	From $2.39 to $28.26
Transfer fee	Each transfer exceeding 12 in any Contract Year.	$25
Withdrawal fee (Based on the withdrawal amount.)	Upon withdrawal.	The lesser of $25 and 2%
Insurance Amount Change fee	Upon change in Basic Insurance Amount.	$25
Living Needs Benefit Rider fee	When benefit is paid.	$150
Overloan Protection Rider fee (Percentage of the Contract Fund amount.)	One time charge upon exercising the rider benefit.	3.5%

(1)	The charge decreases to zero by the end of the 10th year for each Coverage Segment. This charge varies by duration and the insured’s age, sex, and underwriting class. See CHARGES AND EXPENSES.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

1

Table 2: Periodic Contract and Optional Rider Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Basic Insurance Amount.
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class, no riders.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $.02 to $83.34(1)(2) _____________ $0.09
Mortality and Expense Risk fee (Calculated as a percentage of assets in Variable Investment Options.)	Daily	0.45%(3)
Additional Mortality fees for risk associated with certain health conditions, occupations, avocations, or aviation risks.	Monthly	From $0.10 to $2.08(4)
Net interest on loans(5)	Annually	1% for standard loans. 0.10% for preferred loans.
Administrative fee for Basic Insurance Amount(1)
Minimum and Maximum Charges
(A charge per $1,000 of Basic Insurance Amount plus a flat fee.)
_____________
Initial fee for Basic Insurance Amount for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class, no riders.
(A charge per $1,000 of Basic Insurance Amount plus a flat fee.)
	Monthly	$0.06 to $1.57 plus $25 _____________ $0.21 plus $25
Administrative fee for an increase to Basic Insurance Amount(1)
Minimum and Maximum Charges
(A charge per $1,000 of increase to the Basic Insurance Amount plus a flat fee per increase segment.)
_____________
Initial fee for increase to Basic Insurance Amount for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class, no riders.
(A charge per $1,000 of increase to the Basic Insurance Amount plus a flat fee per increase segment.)
	Monthly	$0.06 to $1.57 plus $9 _____________ $0.21 plus $9

2

Accidental Death Benefit Rider(6)
Minimum and Maximum Charges per $1,000 of the coverage amount.
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class.
(Charge per $1,000 of the coverage amount.)
	Monthly	From $0.05 to $0.28(1) _____________ $0.07
Children Level Term Rider(6) (Charge per $1,000 of the coverage amount.)	Monthly	$0.42
Disability Benefit Rider(1)(6)
Minimum and Maximum Charges
(Calculated as a percentage of the total of the monthly deductions.)
_____________
Disability Benefit Rider fee for a representative Contract Owner, male age 35 in the Nonsmoker Plus underwriting class.
(Calculated as a percentage of the total of the monthly deductions.)
	Monthly	From 19.90% to 28.75% _____________ 28.75%

(1)
The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.  The charge shown in the table may not be representative of the charge that a particular contract owner will pay.  You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.

(2)
For example, the highest COI rate is for an insured who is a male/female age 120. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.

(3)	The daily charge is based on the effective annual rate shown.
(4)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount.  The charge shown in the table may not be representative of the charge that a particular contract owner will pay.  You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.

(5)
The net interest on loans reflects the net difference between a standard loan with an effective annual interest rate of 4% and an effective annual interest credit equal to 3%.  Preferred loans are charged a lower effective annual interest rate.  See Loans.

(6)	Duration of the charge is limited. See CHARGES AND EXPENSES.

Fund Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.44%	1.32%

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SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Contract

VUL Protector® is a form of variable universal life insurance.  A variable universal life insurance contract is a flexible form of life insurance.  It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums.   You may invest net premiums in one or more of the available Variable Investment Options or in the Fixed Rate Option. Although the value of your Contract Fund may increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease.  The risk will be different, depending upon which investment options you choose.  You bear the risk of any decrease. If you select the Fixed Rate Option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 3%.  Transfers from the Fixed Rate Option may be restricted.  The Contract is designed to be flexible to meet your specific life insurance needs.  Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments.  Some Variable Investment Options described in this prospectus may not be available through all brokers.  Your Contract's form number is located in the lower left hand corner of the first page of your Contract.

Types of Death Benefit Available Under the Contract

There are two types of Death Benefit available.  You may choose a Contract with a Type A (fixed) Death Benefit under which the Death Benefit generally remains at the Basic Insurance Amount you initially chose.  However, the Contract Fund (described below) may grow to a point where the Death Benefit may increase and vary with investment experience.  If you choose a Contract with a Type B (variable) Death Benefit, your Death Benefit will vary with investment experience.  As long as the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount shown in your Contract.

Either type of Death Benefit, described above, may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

You may change your Contract’s Death Benefit type after issue.  See Types of Death Benefit and Changing the Type of Death Benefit.

Rider to Provide Lapse Protection Information

Your Contract is issued with a Rider to Provide Lapse Protection.  This rider provides a guarantee that the Contract will not lapse, regardless of investment results, as long as the No-Lapse Guarantee Value is greater than zero.  See Rider to Provide Lapse Protection.

It’s important to note that your No-Lapse Guarantee Value is calculated only to determine if your Contract is in default and does not represent any amounts actually payable as benefits under the Contract and does not change your actual Contract values.  In addition, any no-lapse charges used to calculate your No-Lapse Guarantee Value are used only to determine whether your Contract is in default and do not affect your actual Contract values.

The Contract Fund

Your Contract Fund value changes daily, reflecting:  (1) increases or decreases in the value of the Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.  The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, and the monthly deductions described under CHARGES AND EXPENSES.

Premium Payments

You choose the timing and the amount of premium payments, with the exception of the minimum initial premium.  All subsequent premium payments are subject to a minimum of $25 per payment.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals.  For more information, see Tax Treatment of Contract Benefits - Modified Endowment Contracts.

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Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See The Pruco Life of New Jersey Variable Appreciable Account and the Allocation of Premiums sections.

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  During the 10 day period following your receipt of the Contract, the remainder of the initial premium and any other net premium will be allocated to the Money Market investment option as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.  After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option.  See The Funds and The Fixed Rate Option.  You may transfer money among your investment choices, subject to restrictions.  See Transfers/Restrictions on Transfers.

We may add or remove Variable Investment Options in the future.

Increasing or Decreasing Basic Insurance Amount

Subject to conditions determined by us, after the issue of the Contract and after the first Contract Anniversary, you may increase the amount of insurance by increasing the Basic Insurance Amount of the Contract.  When you do this, you create an additional Coverage Segment.  Each Coverage Segment will be subject to its own monthly deductions, surrender charge, and surrender charge period, which begin on that segment’s effective date.  See Increases in Basic Insurance Amount and Surrender Charges.  In addition, if a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Subject to certain limitations, you also have the option of decreasing the Basic Insurance Amount of your Contract after the issue of the Contract.  See Decreases in Basic Insurance Amount.

For Contracts with more than one Coverage Segment, a decrease in Basic Insurance Amount will reduce each Coverage Segment based on the proportion of the Coverage Segment amount to the total of all Coverage Segment amounts in effect just before the change.  A decrease in Basic Insurance Amount may result in a surrender charge. See Surrender Charges.

We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  In addition, if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  We may decline a decrease in the Basic Insurance Amount if the Contract Fund value is less than any applicable partial surrender charges.

No administrative processing charge is currently being made in connection with either an increase or a decrease in Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.  See CHARGES AND EXPENSES.

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Access to Contract Values

A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charge) while the insured is living.  To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office.  The Cash Surrender Value of a Contract will be determined as of the end of the Valuation Period in which such a request is received in Good Order in a Service Office.  Surrender of a Contract may have tax consequences.  See Surrender of a Contract and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract.  The amount withdrawn must be at least $500.  We may charge an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Currently we do not charge a fee for withdrawals.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Withdrawals and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default.  The maximum loan amount is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.  See Loans.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days (60 days for certain circumstances) after you receive it.  In general, you will receive a refund of all premium payments made.  A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are Not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.  The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct.  Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage.  However, your Death Benefit may be protected under the Rider to Provide Lapse Protection or under the Overloan Protection Rider.

The Variable Investment Options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment.  Only the Fixed Rate Option provides a guaranteed rate of return.  For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.”  The “maximum charge,” in each instance, is the highest charge that we may make under the Contract.  The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

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Contract Lapse

Each month we determine the value of your Contract Fund and your No-Lapse Guarantee Value.  The No-Lapse Guarantee Value is a benchmark value that is used only to determine whether your Contract is in-force or in default, on a monthly basis, and is not payable under the Contract.  It is equal to the No-Lapse Contract Fund, less any Contract Debt.

The Contract is in default if the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less, unless it remains in-force under the Rider to Provide Lapse Protection as a result of having a No-Lapse Guarantee Value greater than zero.  See the Rider to Provide Lapse Protection section.  Should any event occur that would cause your Contract to lapse, we will notify you of the required payment to prevent your Contract from terminating.  Your payment must be received in Good Order at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  See LAPSE AND REINSTATEMENT.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.  If your Contract lapses and you reinstate it, the benefits under the Rider to Provide Lapse Protection will no longer be available.

Risks of Using the Contract as a Short Term Savings Vehicle

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle.  Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the value you need.  Withdrawals may also affect whether a Contract is kept in-force under the Rider to Provide Lapse Protection.  See Rider to Provide Lapse Protection.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s Cash Surrender Value while the Contract is in-force.  The amount withdrawn must be at least $500.  The withdrawal amount is limited by the requirement that the Cash Surrender Value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly Dates following the date of withdrawal.  We may charge an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Currently we do not charge a fee for withdrawals.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal.  Withdrawals under a Contract with a Type B (variable) Death Benefit will not change the Basic Insurance Amount.  However, under a Contract with a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount.  A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount.  See CHARGES AND EXPENSES.  No withdrawal will be permitted under a Contract with a Type A (fixed) Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.

It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.  See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.  Currently, we do not charge a fee for transfers.

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For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  We use reasonable procedures to confirm that instructions given by telephone are genuine.  However, we are not liable for following telephone instructions that we reasonably believe to be genuine.  In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or electronic means will be rejected, even in the event that it is inadvertently processed.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature.  Currently, transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.  See Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.

Multiple transfers received during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

You may also transfer amounts from the Variable Investment Option to the Fixed Rate Option at anytime within 18 months from the Contract Date, and within the later of 60 days from the effective date of a material change in the investment policy of a Variable Investment Option and 60 days from the notice of that change, with no restriction.  Such transfers do not count toward the twelve transfers allowed in each Contract Year.

Your Contract may include Funds that are not currently accepting additional investments.  See the section titled The Pruco Life of New Jersey Variable Appreciable Account.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners.  We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived.  See Transfers/Restrictions on Transfers.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature.  For additional information, please see Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.

Charges on Surrender of the Contract

You may surrender your Contract at any time for its Cash Surrender Value while the insured is living.  We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

We will assess a surrender charge if, during the first 10 Contract Years (or during the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  The surrender charge varies and is described in Surrender Charges.  While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.

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Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Your Contract will be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charges and the No-Lapse Guarantee Value is zero or less.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract.  In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code.  At issue, the Contract Owner chooses one of the following definitions of life insurance tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  Under the Cash Value Accumulation Test, there is a minimum Death Benefit to cash value ratio.  Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum Death Benefit to cash value ratio.  Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance.  We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question.  Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.  We require the Guideline Premium Test as the definition of life insurance if you choose to have the Overloan Protection Rider.  See the Riders - Overloan Protection Rider section.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract.  However, your Death Benefit could be subject to estate tax.  In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed).  The addition of a rider or an increase in the Basic Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a reduction in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.  See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest.  In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, if permitted, or by purchasing an additional contract.  If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

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SUMMARY OF RISKS ASSOCIATED WITH
THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options.  You may also invest in the Fixed Rate Option.  The Fixed Rate Option is the only investment option that offers a guaranteed rate of return.  See The Funds and The Fixed Rate Option.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Variable Investment Options will meet their investment objectives.  Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose.  You bear the investment risk that the Variable Investment Options may not meet their investment objectives.  It is possible to lose your entire investment in the Variable Investment Options.  Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio.  For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when Separate Account and Contract charges are deducted, you experience a negative return.  See The Funds.

This Contract offers Variable Investment Options that invest in Funds offered through the Advanced Series Trust (“AST”).  These Variable Investment Options have the prefix AST.  The AST Variable Investment Options are also available in variable annuity contracts we offer.  Some of these variable annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits.  The formula monitors each contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options.  The formula transfers funds between the Variable Investment Options for those variable annuity contracts and an AST bond portfolio sub-account (those AST bond portfolios are not available in connection with the life contracts offered through this prospectus). You should be aware that the operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the underlying Funds that are available with your Contract. These asset flows could adversely impact the underlying Funds, including their risk profile, expenses and performance. Because transfers between the Variable Investment Options and the AST bond sub-account can be frequent and the amount transferred can vary from day to day, any of the underlying Funds could experience the following effects, among others:

(a)
a Fund’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Fund’s investment strategy;

(b)
the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)
a Fund may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Fund compared to other similar funds.

The efficient operation of the asset flows among Funds triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one fund to another fund, which in turn could adversely impact performance.

Before you allocate to the Variable Investment Options with the AST Portfolios listed below, you should consider the potential effects on the Funds that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Contract.  Please work with your financial professional to determine which Variable Investment Options are appropriate for your needs.

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Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, THE REGISTRANT, AND THE FUNDS

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the state of New Jersey.  It is licensed to sell life insurance and annuities only in the states of New Jersey and New York.  Our principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life of New Jersey Variable Appreciable Account

We have established a Separate Account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account" or the "Registrant") to hold the assets that are associated with the Contracts.  The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.  The Account meets the definition of a "Separate Account" under the federal securities laws.  The Account holds assets that are segregated from all of our other assets.  Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life Insurance Company of New Jersey conducts.

We are the legal owner of the assets in the Account.  We will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts.  In addition to these assets, the Account's assets may include funds contributed by us to commence operation of the Account and may include accumulations of the charges we make against the Account.  From time to time we will transfer capital contributions and earned fees and charges to its general account.  We will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets.  The assets of the Account may not be charged with liabilities that arise from any other business we conduct.

We are obligated to pay all amounts promised to Contract Owners under the Contract.  The obligations to Contract Owners and beneficiaries arising under the Contracts are our general corporate obligations.

You may invest in one or a combination of the available Variable Investment Options.  When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option.  We hold these shares in the Account.  We may remove or add additional Variable Investment Options in the future.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options.  The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the Variable Investment Options will be met.  Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably.  Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.  Funds of the series type, such as the Prudential Series Fund or Advanced Series Trust, are generally described as a "Fund" consisting of a number of underlying "Portfolios."

Investment Managers

Prudential Investments LLC serves as the investment manager for The Prudential Series Fund (PSF).  Prudential Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the Advanced Series Trust (AST).

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The investment management agreements for PSF and AST provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Funds in which the Account invests, their investment objectives, and each Fund’s investment subadvisers.  For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund.

Variable Investment Option	Investment Objective Summary	Subadviser
Affiliated Funds
AST Advanced Strategies Portfolio - Class 1
Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

Brown Advisory LLC; Loomis, Sayles & Company, L.P.; LSV Asset Management; Pacific Investment Management Company LLC (PIMCO); Quantitative Management Associates LLC; T. Rowe Price Associates, Inc.; William Blair & Company, LLC

AST Balanced Asset Allocation Portfolio - Class 1	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC; Quantitative Management Associates, LLC
AST BlackRock Global Strategies Portfolio - Class 1	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc.
AST FI Pyramis® Quantitative Portfolio (previously AST First Trust Balanced Target Portfolio) - Class 1	Seeks long-term capital growth balanced by current income.	Pyramis Global Advisors, LLC a Fidelity Investments Company
AST J.P. Morgan Strategic Opportunities Portfolio - Class 1	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Preservation Asset Allocation Portfolio - Class 1	Seeks to obtain a total return consistent with its specified level of risk tolerance.	Prudential Investments LLC; Quantitative Management Associates, LLC
AST Prudential Growth Allocation Portfolio - Class 1	Seeks total return.	Prudential Investment Management, Inc.; Quantitative Management Associates LLC
AST RCM World Trends Portfolio - Class 1	Seeks highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC
AST Schroders Global Tactical Portfolio - Class 1	Seeks to outperform its blended performance benchmark.	Schroder Investment Management North America Inc.; Schroder Investment Management North America Ltd.
AST Schroders Multi-Asset World Strategies Portfolio - Class 1	Seeks long-term capital appreciation.	Schroder Investment Management North America Inc.; Schroder Investment Management North America Ltd.
AST T. Rowe Price Asset Allocation Portfolio - Class 1	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.	T. Rowe Price Associates, Inc.

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Variable Investment Option	Investment Objective Summary	Subadviser
Affiliated Funds
PSF Conservative Balanced Portfolio - Class 1	Seeks total investment return consistent with a conservatively managed diversified portfolio.	Prudential Investment Management, Inc.; Quantitative Management Associates, LLC
PSF Flexible Managed Portfolio - Class 1	Seeks total return consistent with an aggressively managed diversified portfolio.	Prudential Investment Management, Inc.; Quantitative Management Associates, LLC
PSF Money Market Portfolio - Class 1	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.

Variable Investment Option	Investment Objective Summary	Investment Adviser/Subadviser
Unaffiliated Funds
TOPS® Managed Risk Balanced ETF Portfolio - Class 2	Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Managed Risk Growth ETF Portfolio - Class 2	Seeks capital appreciation with less volatility than the equity markets as a whole.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2	Seeks capital appreciation with less volatility than the equity markets as a whole.	ValMark Advisers, Inc./Milliman Inc.

The investment managers or subadvisers for the Funds charge a daily investment management fee as compensation for their services.  Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio each invests primarily in shares of other underlying Fund Portfolios, which are managed by the subadvisers of those Portfolios.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Funds.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Variable Investment Option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Fund or Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such Fund or Portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life of New Jersey

We have entered into agreements with the principal underwriter, transfer agent, investment advisor, distributor and/or other related entities of the underlying funds.  Under the terms of these agreements, we provide administrative and support services to the Funds, for which it receives an annual fee from the investment adviser, distributor and/or Fund based on the average assets allocated to the Fund.  These agreements, including the fees paid and services provided, can vary for each Fund.

We and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract Owners invested indirectly in the Funds, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

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The 12b-1 fees and administrative services fees that we receive may vary among the different Funds that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2014, the administrative service fees we receive range from 0.25% to 0.40% of the average assets allocated to the Fund.  The service fees received from PSF and AST are 0.25% and 0.40%, respectively.  Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive will range from 0.10% to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee of 0.10%:

Affiliated Funds:
AST Advanced Strategies Portfolio	AST Prudential Growth Allocation Portfolio
AST BlackRock Global Strategies Portfolio	AST Schroders Global Tactical Portfolio
AST FI Pyramis® Quantitative Portfolio	AST Schroders Multi-Asset World Strategies Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Asset Allocation Portfolio
AST RCM World Trends Portfolio

The following Funds currently pay a 12b-1 fee of 0.25%:

Unaffiliated Funds:
TOPS® Managed Risk Balanced ETF Portfolio
TOPS® Managed Risk Growth ETF Portfolio
TOPS® Managed Risk Moderate Growth ETF Portfolio

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Funds associated with the Variable Investment Options.  However, we vote the shares  according to voting instructions we receive from Contract Owners.  We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote.  When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions.  We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received.  We may change the way your voting instructions are calculated if it is required by federal or state regulation.  We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund.  In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations.  If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.

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Substitution of Variable Investment Options

We may substitute one or more of the available Variable Investment Options.  We may also cease to allow investments in any existing Variable Investment Option.  We would not do this without any necessary SEC and/or state approval.  You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option.  This amount becomes part of our general account.  The general account consists of all assets owned by us other than those in the Account and in other Separate Accounts that have been or may be established by us.  Subject to applicable law, we have sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets.  Instead, we guarantee that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that we declare periodically, but not less than an effective annual rate of 3%.  The fulfillment of our guarantee under this benefit is dependent on our claims paying ability.  We are not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.

Transfers out of the Fixed Rate Option are subject to strict limits.  See Transfers/Restrictions on Transfers.  The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months.  See When Proceeds Are Paid.

If you exercise the Overloan Protection Rider, any remaining unloaned Contract Fund value will be transferred to the Fixed Rate Option, and transfers out of the Fixed Rate Option and into the Variable Investment Options will no longer be permitted.  See Loans.

Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option.  Any inaccurate or misleading disclosure regarding the Fixed Rate Option is subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus.  There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Contract.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Premium based administrative charges will be set at one rate for all Contracts like this one.  Changes in other charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

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Sales Load Charges

We may charge up to 6% of premiums received in all Contract Years.  This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.

Currently, we charge 4% of premiums for sales expenses in the first four Contract Years, 3% in Contract Years five through 10, and zero thereafter, of each Coverage Segment.

Premium Based Administrative Charge

We may charge up to 7.5% of premiums received for a premium based administrative charge, which includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive.

This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes.  The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally.  The rate applies uniformly to all Contract Owners without regard to location of residence.  We may collect more for this charge than we actually pay for state and local premium taxes.

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium.  We believe that this charge is a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code.  It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Cost of Insurance

We deduct a monthly cost of insurance ("COI") charge. The charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund (“net amount at risk”) by a monthly COI rate.  The purpose of this charge is to provide insurance coverage.  When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract.  The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit.  The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund (“net amount at risk”) under a Contract by maximum COI rates.  The COI charge is generally deducted proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options.

The net amount at risk is based on your Death Benefit and your Contract Fund; therefore it is impacted by such factors as investment performance, charges, fees, and premium payments. The current, monthly COI rates vary by Basic Insurance Amount and Contract duration, as well as the issue age, sex, and underwriting class of the insured, and each Coverage Segment amount.  The rates generally increase over time but are never more than the maximum charges listed in the Contract data pages. The maximum COI rates are based upon the 2001 Commissioner's Standard Ordinary (“CSO”) Mortality Tables.  Our current COI charges range from $0.01 to $83.34 per $1,000 of net amount at risk.  For information regarding COI charges where there are two or more Coverage Segments in effect, see Increases in Basic Insurance Amount.

Monthly Deductions from the Contract Fund

In addition to the COIs, we generally deduct the following monthly charges proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options.

(a)
We deduct an administrative charge for the Basic Insurance Amount.  This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.  The first part of the charge is a flat monthly fee of $25 per month in the first Contract Year and $9 per month thereafter.  The second part of the fee is an amount of up to $1.57 per $1,000 of the Basic Insurance Amount.  The fee varies by issue age, sex, underwriting class, and extra ratings.  Generally, the rate per $1,000 of Basic Insurance Amount is higher for older issue ages and for higher risk classifications.

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The following table provides samples of the initial administrative charges per $1,000 of Basic Insurance Amount:

Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.21	$0.24	$0.18	$0.19
45	$0.31	$0.35	$0.27	$0.31
55	$0.53	$0.59	$0.45	$0.50
65	$0.83	$1.00	$0.80	$0.80

The amount of the maximum charge that applies to a particular Contract is shown on the Contract Data pages under the heading “Adjustments to the Contract Fund.”

(b)
Similarly, we charge an administrative charge for each Coverage Segment representing an increase in Basic Insurance Amount.  This charge is also made up of two parts.  The first part of the charge is a flat monthly fee of $9 per month the first two years of the Coverage Segment and zero thereafter.  The second part of the fee is based on the Coverage Segment insurance amount.  The sample per $1,000 charges are the same as those shown in (a) above. The amount per $1,000 of increase in Basic Insurance Amount varies by sex, issue age, underwriting class, extra rating class, if any, and the effective date of the increase.

The highest charge per thousand for either of the instances described above applies to male, smokers above age 74 at certain rating classes.  The lowest charge per thousand for either of the instances described above is $0.06 and applies to females age 0.

You may add one or more riders to the Contract.  Some riders are charged for separately.  If you add such a rider to the basic Contract, additional charges will be deducted.  See Charges for Rider Coverage.

If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted.

The earnings of the Account are taxed as part of our operations.  Currently, no charge is being made to the Account for Pruco Life of New Jersey’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums.  See Premium Based Administrative Charge.  We periodically review the question of a charge to the Account for our federal income taxes.  We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of the Variable Investment Options in an amount equivalent to an effective annual rate of up to 0.45%.  Currently, we charge 0.25%.  This charge is intended to compensate us for assuming mortality and expense risks under the Contract.  The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined.  The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.  This charge is not assessed against amounts allocated to the Fixed Rate Option.

Surrender Charges

We assess a surrender charge if, during the first 10 Contract Years (or during the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records.  While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund.  We do not deduct a surrender charge from the Death Benefit if the insured dies during this period.

We deduct the maximum surrender charge that applies to your Contract in the early durations.  The maximum surrender charge we deduct ranges from $2.39 to $28.26 per $1,000 of Basic Insurance Amount.  For example, the maximum surrender charge for a Contract Owner, male age 35 in the Nonsmoker Plus underwriting class, with no riders is $8.37 per $1,000 of Basic Insurance Amount.  The range of maximum surrender charge is the same for segments representing an increase in Basic Insurance Amount.  Your actual charge will vary by duration, and the insured’s age, sex, rating class, and underwriting class.  A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the Contract Data pages of your Contract.  The charge decreases to zero by the end of the 10th year for each Coverage Segment.

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We will show a surrender charge threshold for each Coverage Segment in the Contract Data pages.  This threshold amount is the segment’s lowest coverage amount since its effective date.  If during the first 10 Contract Years (or during the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount), the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit), and the new Basic Insurance Amount for any Coverage Segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment.  The percentage will be the amount by which the new Coverage Segment is less than the threshold, divided by the Basic Insurance Amount at issue.  After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past.

Transaction Charges

(a)	We may charge a transaction fee of up to $25 for each transfer exceeding 12 in any Contract Year. Currently, we do not charge a fee for transfers.

(b)	We may charge an administrative processing fee equal to the lesser of $25 and 2% of the withdrawal amount in connection with each withdrawal. Currently, we do not charge a fee for withdrawals.

(c)	We may charge a transaction fee of up to $25 for any change in Basic Insurance Amount. Currently, we do not charge a fee for a change in the Basic Insurance Amount.

(d)	We charge a transaction fee of 3.5% of your Contract Fund amount for exercising the Overloan Protection Rider.

(e)	We charge a transaction fee of up to $150 for Living Needs Benefit payments.

Allocated Charges

You may select up to two Variable Investment Options from which we deduct your Contract's monthly charges.  Monthly charges include:  (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification.  Allocations must be designated in whole percentages and total 100%.  For example, 33% can be selected but 331/3% cannot.  The Fixed Rate Option is not available as one of your allocation options.  See Monthly Deductions from the Contract Fund.

If there are insufficient funds in one or both of your selected Variable Investment Options to cover the monthly charges, the selected Variable Investment Option(s) will be reduced to zero.  Any remaining charge will generally be deducted from your other Variable Investment Options and the Fixed Rate Option proportionately to the dollar amount in each.  Furthermore, if you do not specify an allocation of monthly charges, we will generally deduct monthly charges proportionately from all your Variable Investment Options and the Fixed Rate Option.

Charges After Age 121

Beginning on the first Contract Anniversary on or after the insured’s 121st birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund.  You may continue the Contract until the insured's death, or until you surrender the Contract for its Cash Surrender Value.  You may continue to make transfers, loans, loan repayments, and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus.  We will continue to make daily deductions for mortality and expense risk charges, and the funds will continue to charge operating expenses if you have amounts in the Variable Investment Options.  Any Contract loan will remain outstanding and continue to accrue interest until it is repaid.  The Contract can only lapse if Contract Debt grows to be equal to or more than the cash value.

Fund Charges

The Funds deduct charges from and pay expenses out of the Variable Investment Options as described in the Fund prospectuses.

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Charges for Rider Coverage

•
Accidental Death Benefit Rider - We deduct a monthly charge for this rider, which provides an additional Death Benefit if the insured’s death is accidental.  The charge ranges from $0.05 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 100th birthday.

•
Children Level Term Rider - We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider.  The charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, and the first Contract Anniversary on or after the primary insured’s 75th birthday, or you notify us to discontinue the rider coverage.

•
Disability Benefit Rider - We deduct a monthly charge for this rider, which pays certain amounts into the Contract if the insured is totally disabled.  The charge is based on issue age, sex, and underwriting class of the insured.  We charge up to 28.75% of the total disability benefit which is equal to the total charges deducted on each Monthly Date, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.

•	Living Needs Benefit Rider - We deduct a transaction fee of up to $150 for this rider if benefits are paid.

•	Overloan Protection Rider - We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

There are circumstances when the Contract Owner is not the insured.  There may also be more than one Contract Owner.  If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract.  This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in our Service Office.
While the insured is living, the Contract Owner is entitled to any Contract benefit and value.  Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us.  For example, the Contract Owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured.  You may designate or change a beneficiary by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request.  However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again.  When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary.  When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance.  Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment.  We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

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Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex.  Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds.  Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement.  Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.  Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Basic Insurance Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract Owners may be able to obtain extra fixed benefits, which may require additional charges.  These optional insurance benefits will be described in what is known as a "rider" to the Contract.  Additionally, each Contract is issued with an attached Rider to Provide Lapse Protection that is not optional.  There is no charge for the Rider to Provide Lapse Protection.  Charges applicable to the riders will be deducted from the Contract Fund on each Monthly Date, with the exception of the Rider to Provide Lapse Protection, the Overloan Protection Rider, and the Living Needs Benefit Rider.  For more details about each rider, see below.

The amounts of these benefits, except for the Disability Benefit Rider and the Rider to Provide Lapse Protection, do not depend on the performance of the Account, although they will no longer be available if the Contract lapses, or you choose to keep the Contract in-force under the Overloan Protection Rider.  Additional restrictions may apply and are clearly described in the applicable rider.  A Pruco Life of New Jersey representative can explain all of these extra benefits further.  We will provide samples of the provisions upon receiving a written request.

Rider to Provide Lapse Protection

Your Contract is issued with an attached Rider to Provide Lapse Protection.  Under the Rider to Provide Lapse Protection, we agree to keep your Contract in-force and guarantee that your Contract will not lapse, as long as the No-Lapse Guarantee Value is greater than zero.

On the Contract Date and on each Monthly Date thereafter, we will calculate your No-Lapse Guarantee Value (your No-Lapse Contract Fund, less any Contract Debt).  Your No-Lapse Contract Fund is the accumulated value of the prior No-Lapse Contract Fund, plus any no-lapse invested premium amounts, plus no-lapse interest, and minus a no-lapse charge factor.  Additionally, the No-Lapse Contract Fund is adjusted for any withdrawals, loans, and administrative fees.  If the No-Lapse Guarantee Value is greater than zero, your Contract will remain in-force until the next Monthly Date, even if you experience poor investment results and your Net Cash Value falls to zero or less.

Under the Rider to Provide Lapse Protection, if we receive your initial premium within 30 days after the Contract Date, we apply it to your No-Lapse Contract Fund as if we received it on your Contract Date.  For any premium we receive in the 21-day period preceding a Contract Anniversary on which the sale charges decrease, we will subtract a no-lapse charge for sales expenses no greater than the amount we would subtract if that premium were received on the Contract Anniversary.

Your No-Lapse Guarantee Value is calculated solely to determine whether your Contract is in-force or in default.  These are not cash values that you realize by surrendering the Contract, nor are they payable Death Benefits, and they do not change your Contract values. The process to calculate your No-Lapse Guarantee Value is similar to the process that determines your actual contract values, however, the No-Lapse Guarantee Value will not be impacted by any investment loss or gain of the Contract Fund.

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The charge factor used to determine the No-Lapse Guarantee Contract Fund and No-Lapse Guarantee Value will vary based on Basic Insurance Amount, duration, age, sex, underwriting class, and extra ratings.  In addition, the charge factor is used only to determine whether your Contract is in default and does not affect your actual Contract values.  The charges that are specific to your Contract will appear in the section titled Lapse Protection Rider Data in your Contract.

The Contract is in default if the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less, unless it remains in-force under the Rider to Provide Lapse Protection as a result of having a No-Lapse Guarantee Value greater than zero.  If the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less and the No-Lapse Guarantee Value equals zero or less, your Contract will be in default.  If you take withdrawals and loans from your Contract, you increase the risk that your Contract will go into default.

Should any event occur that would cause your Contract to go into default or lapse, we will notify you of the required payment to keep your Contract in-force.  Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.  If your Contract lapses, and you meet the requirements to reinstate it, you will no longer have a Rider to Provide Lapse Protection.  See LAPSE AND REINSTATEMENT.

If you elected the Guideline Premium Test for the definition of life insurance test, you may not be able to pay enough to get the guarantee for the duration you desire without violating the definition of life insurance.   This is not true when choosing the Cash Value Accumulation Test for the definition of life insurance.  See PREMIUMS and Tax Treatment of Contract Benefits - Treatment as Life Insurance.

Overloan Protection Rider

The Overloan Protection Rider guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated Cash Surrender Value of your Contract.  Currently, the rider may be added only at the time your Contract is issued; however, this rider is not available on Contracts that have the Accidental Death Benefit Rider.  There is no charge for adding the Overloan Protection Rider to your Contract, however, a one-time fee will apply when this rider is exercised.

The following eligibility requirements must be met to exercise the rider:

(a)	We must receive a written request in Good Order to exercise the rider benefits;
(b)	Contract Debt must exceed the Basic Insurance Amount;
(c)	The Contract must be in-force for the later of 15 years and the Contract Anniversary after the insured’s 75th birthday;
(d)	The Guideline Premium test must be used as the Contract’s definition of life insurance;
(e)	Contract Debt must be a minimum of 95% of the cash value;
(f)	The Cash Surrender Value must be sufficient to pay the cost of exercising the rider; and
(g)	Your Contract must not be classified as a Modified Endowment Contract and must not qualify as a Modified Endowment Contract as a result of exercising this rider.

We will send you a notification upon your becoming eligible for this benefit.

We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

When you exercise the rider, the effective date will be the next date that monthly charges are deducted following our receipt of your request in Good Order at a Service Office.  The charges and benefits of other riders available under your Contract will be discontinued, except for the Living Needs Benefit Rider.  Any benefits you may currently be receiving under the Disability Benefit Rider will also be discontinued.

Any remaining unloaned Contract Fund value will be transferred to the Fixed Rate Option.  Additionally, fund transfers into or out of any of the Variable Investment Options will no longer be permitted.  Any Auto Rebalance, Dollar Cost Averaging, directed charges, or premium allocation instructions will be discontinued.

Premium payments will no longer be accepted for the Contract.  Instead, all payments received will be applied as loan or loan interest repayments.  We will no longer send any regularly scheduled bills, and Electronic Fund Transfer of Premium Payments will be cancelled.

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If you have a Type B Death Benefit, we will change it to a Type A Death Benefit.  You will no longer be permitted to make Death Benefit changes as long as your Contract remains in-force under the Overloan Protection Rider.  The Basic Insurance Amount will be changed to the greater of the Type A Death Benefit and the amount of the Contract Debt multiplied by the Attained Age factor that applies.  The Attained Age factors are shown in your Contract.

Increases and decreases to your Basic Insurance Amount, rating reductions, and withdrawals, will no longer be permitted.

If you exercise this rider, you may no longer execute the Reduced Paid Up option.  Doing so would cause the Contract to be classified as a Modified Endowment Contract.

Please note that the Internal Revenue Service may take a position that the outstanding loan balance should be treated as a distribution when the Contract Owner elects the Overloan Protection benefit.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful. You should consult a tax advisor as to the tax risks associated with exercising the Overloan Protection Rider.

Other Optional Riders

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Accidental Death Benefit Rider - The Accidental Death Benefit Rider provides an additional Death Benefit that is payable if the insured's death is accidental, as defined in the benefit provision.  This benefit will end on the earliest of: the end of the day before the first Contract Anniversary on or after the insured’s 100th birthday and the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.  This rider is not available on Contracts that have the Overloan Protection Rider.

Children Level Term Rider - The Children Level Term Rider provides term life insurance coverage on the life of the insured's children.  The rider coverage will end on the earliest of: (1) the primary insured’s death, (2) the first Contract Anniversary on or after the primary insured’s 75th birthday, (3) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office, (4) the first Contract Anniversary on or after the child’s 25th birthday, and (5) the date a rider is converted to a new Contract.

Disability Benefit Rider - The Disability Benefit Rider pays certain amounts into the Contract if the insured is totally disabled, as defined by the benefit provisions.  The rider coverage will end as of the first Contract Anniversary on or after the insured’s 60th birthday.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider may be available on your Contract.  There is no charge for adding the benefit to a Contract.  However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.

The Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist.  The adjusted Death Benefit will always be less than the Death Benefit, but will not be less than the Contract’s Cash Surrender Value.

The Terminal Illness Option is available on the Living Needs Benefit Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less.  When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner will receive this benefit in a single sum.

All or part of the Contract's Death Benefit may be accelerated under the Living Needs Benefit.  If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract.  The minimum amount that may be accelerated for a Living Needs Benefit claim is $50,000.  However, we currently have an administrative practice to allow a reduced minimum of $25,000.  We reserve the right to discontinue this administrative practice in a non-discriminatory manner.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.  We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.

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You should consider whether adding this settlement option is appropriate in your given situation.  Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could.  With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited).  You should consult a tax adviser before electing to receive this benefit.  Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds through age 85.  Currently, the minimum Basic Insurance Amount for a Contract issued for insureds ages 18 through 75 is $75,000 ($50,000 for insureds issue ages 0 through 17, $100,000 for insureds issue ages 76 through 80 and $250,000 for insureds issue ages 81 and above).  We may change the minimum Basic Insurance Amounts of the Contracts we will issue.

We require evidence of insurability, which may include a medical examination, before issuing any Contract. Preferred Best nonsmokers are offered more favorable cost of insurance rates than smokers.  We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.  These are the current underwriting requirements.  We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Contract offers flexibility in paying premiums.  The minimum initial premium is due on or before the Contract Date.  It is the premium needed to start the Contract.  The minimum initial premium is equal to 2.35 times the first month’s No-Lapse Contract Fund charge.  There is no insurance under the Contract unless the minimum initial premium is paid.  Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date.  We reserve the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous.  If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options.  Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest.  If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract.  We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance.  See Tax Treatment of Contract Benefits.

Generally, your initial net premium is applied to your Contract as of the Contract Date.  If we do not receive your initial premium before the Contract Date, we apply the initial premium to your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.

Available Types of Premium

After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments.  Two suggested patterns of premiums are described below.  Contracts with no riders or extra risk charges will have level premiums for each premium type described below.  Understanding them may help you understand how the Contract works.

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The Single Premium No-Lapse Premium is a premium that, if paid on the Contract Date, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals.

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The Lifetime Modal No-Lapse Premiums are premiums that, if paid on the Contract Date and each modal date up to the insured’s Attained Age 121, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals.

You should note that either one or both of the premiums defined above may not be payable as desired if you elect the Guideline Premium Test for the definition of life insurance test.  In that case, you may not be able to pay enough premium to obtain a guarantee for the duration you desire, without violating the definition of life insurance.   If a premium payment would otherwise cause the definition of life insurance test to be violated, we will return the portion of the premium in excess of the allowable amount.  This will not occur if you choose the Cash Value Accumulation Test as the definition of life insurance.  If the Contract subsequently enters default, we will tell you the amount you need to pay to keep the Contract in-force, and when you will need to pay that amount.  It’s important to know that these additional payment amounts could be substantial.  For an explanation of the Guideline Premium Test and the Cash Value Accumulation Test, see Tax Treatment of Contract Benefits - Treatment as Life Insurance.

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We can bill you for the amount you select annually, semi-annually, or quarterly.  Because the Contract is a flexible premium Contract, there are no scheduled premium due dates.  When you receive a premium notice, you are not required to pay this amount, however, paying premiums in a different manner than described in a Contract illustration may shorten the duration of your lapse protection provided by the Rider to Provide Lapse Protection.  When you do make a premium payment, the minimum amount that we will accept is $25.

You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account.  If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount.  We will then draft the same amount from your account on the same date each month.  When you apply for the Contract, you and your Pruco Life of New Jersey representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  During the 10 day period following your receipt of the Contract, the remainder of the initial premium and any other net premium will be allocated to the Money Market investment option as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.  The first monthly deductions are made after the remainder of the initial premium and any other net premium is allocated to the Money Market investment option.  After the 10th day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.  Your Contract may include Funds that are not currently accepting additional investments.  See The Pruco Life of New Jersey Variable Appreciable Account.  The transfer from the Money Market investment option on the 10th day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract Year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers.  If the first premium is received before the Contract Date, there will be a period during which the Contract Owner's initial premium will not be invested.
The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.  The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Variable Investment Options are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).  With respect to any initial premium payment received before the contract date and any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.

 Provided the Contract is neither in default, nor in-force under the provisions of the Overloan Protection Rider, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System.  There is no charge for reallocating future premiums.  All percentage allocations must be in whole numbers.  For example, 33% can be selected but 33⅓% cannot.  Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we will allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment.  See Assignment.

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After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers per Contract Year among investment options.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.

Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Transfers out of the Money Market investment option will not be made until 10 days after you receive the Contract.  Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract Year or the 20 transfers per calendar year.

You may also transfer amounts from the Variable Investment Option to the Fixed Rate Option at anytime within 18 months from the Contract Date, and within the later of 60 days from the effective date of a material change in the investment policy of a Variable Investment Option and 60 days from the notice of that change, with no restriction.  Such transfers do not count toward the 12 transfers allowed in each Contract Year.

Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options.  In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine.  We will not be held liable for following telephone instructions that we reasonably believe to be genuine.  We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the Fixed Rate Option will be permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

If you exercise the Overloan Protection Rider, we will then transfer any amounts you have in the Variable Investment Options to the Fixed Rate Option.  The transfer is not counted as one of the 12 transfers we allow per Contract Year and there is no charge.  Transfers out of the Fixed Rate Option and into the Variable Investment Options will not be permitted while your Contract is kept in-force under the Overloan Protection Rider.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options.  Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

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In addition, Contract Owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations.  Contract Owners who are not subject to the same transfer restrictions may have the same underlying Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the underlying Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA").  Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other Variable Investment Options available under the Contract, excluding the Fixed Rate Option and any Funds that are not currently accepting additional investments.  See The Pruco Life of New Jersey Variable Appreciable Account section.  If DCA allocates money to a Fund at a time when the Fund no longer accepts additional investments, automatic transfers to that Fund will be directed to the Money Market Portfolio. You may choose to have periodic transfers made monthly or quarterly.  DCA transfers will not begin until the Monthly Date after 10 days following your receipt of the Contract.

Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period, which immediately follows that date.  Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature.  Dollar cost averaging will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing.  This feature allows you to automatically rebalance Variable Investment Option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of Variable Investment Options X and Y is split 40% and 60%, respectively, and investment results cause that split to change.  You may instruct that those assets be rebalanced to your original or different allocation percentages.  Auto-Rebalancing is not available until the Monthly Date after 10 days following your receipt of the Contract.

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Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis.  Each rebalance will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period immediately following that date.  The Fixed Rate Option cannot participate in this administrative procedure, nor can any Funds that are no longer accepting additional investments.  See The Pruco Life of New Jersey Variable Appreciable Account section.  If Auto-Rebalancing involves allocating to a Fund that became closed to additional investments, the Auto-Rebalancing feature will be turned off.  Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature.  Auto-rebalancing will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed.  Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age.  This may be advantageous for some Contract Owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request.  Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request.  However, we may delay payment of proceeds from the Variable Investment Option[s] and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the Cash Surrender Value attributable to the Fixed Rate Option for up to six months, including surrenders of fixed reduced paid-up Contracts.  We will pay interest of at least 1.5% per year if such a payment is delayed for more than 10 days.

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum check.  In addition to the settlement options described in your Contract, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of Prudential's Alliance Account settlement option (the "Alliance Account").  If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works.  Amounts in an Alliance Account may be withdrawn by the beneficiary at any time.  Any Pruco Life of New Jersey representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may select from two types of Death Benefit at issue.  A Contract with a Type A (fixed) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount.  Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type B (variable) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the Contract Fund.  Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value.  However, the increase in the Cash Surrender Value for a Contract with a Type B (variable) Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A (fixed) Death Benefit because a Type B Contract has a greater cost of insurance charge due to a greater net amount at risk.  As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Basic Insurance Amount stated in the Contract.  We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

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Contract Owners of a Contract with a Type A Death Benefit should note that any withdrawal may result in a reduction of the Basic Insurance Amount and the deduction of any applicable surrender charges.  We will not allow you to make a withdrawal that will decrease the Basic Insurance Amount below the minimum Basic Insurance Amount.  For a Contract with a Type B Death Benefit, withdrawals will not change the Basic Insurance Amount.  See Withdrawals.

The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of Death Benefit any time after issue and subject to our approval.  We will increase or decrease the Basic Insurance Amount so that the Death Benefit immediately after the change matches the Death Benefit immediately before the change. The Basic Insurance Amount after a change may not be lower than the minimum Basic Insurance Amount applicable to the Contract.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  We may deduct a transaction charge of up to $25 for any change in the Basic Insurance Amount, although we do not currently do so.  A type change that reduces the Basic Insurance Amount may result in the assessment of surrender charges.  See CHARGES AND EXPENSES.

If you are changing your Contract from a Type A Death Benefit to a Type B Death Benefit, we will reduce the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.

If you are changing your Contract from a Type B Death Benefit to a Type A Death Benefit, we will increase the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.

The following chart illustrates the changes in Basic Insurance Amount with each change of Death Benefit type described above.  The chart assumes a $50,000 Contract Fund and a $300,000 Death Benefit.

	Changing the Death Benefit from Type A Type B	Changing the Death Benefit from Type B Type A
Basic Insurance Amount	$300,000 → $250,000	$250,000 → $300,000
Contract Fund	$50,000 → $50,000	$50,000 → $50,000
Death Benefit*	$300,000 → $300,000	$300,000 → $300,000
* assuming there is no Contract Debt

You may request a change in the type of Death Benefit by sending us a request in a form that meets our needs.  If the change is approved, we will re-calculate the Contract's charges and appropriate tables and send you new Contract Data pages.  We may require you to send us your Contract before making the change.  There may be circumstances under which a change in the Death Benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous.  See Tax Treatment of Contract Benefits.

Increases in Basic Insurance Amount

After your first Contract Anniversary, you may increase the amount of insurance by increasing the Basic Insurance Amount of the Contract, thus, creating an additional Coverage Segment.  The increase will be subject to the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase must be at least equal to the minimum increase in Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(3)	you must prove to us that the insured is insurable for any increase;
(4)	the Contract must not be in default;
(5)	we must not be paying premiums into the Contract as a result of the insured's total disability;
(6)	if we ask you to do so, you must send us the Contract to be endorsed; and
(7)	your Contract must not be in-force under the provisions of the Overloan Protection Rider.

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If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the re-calculated charges, values and limitations.  If the insured is not living on the effective date, the change will not take effect.  Currently, no transaction charge is being made in connection with an increase in Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.

Currently, we charge 4% of premiums for sales expenses in the first four Contract Years, 3% in Contract Years five through 10, and zero thereafter, of each Coverage Segment.

See the definition of Contract Year for an increase in Basic Insurance Amount under DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Each Coverage Segment will have its own surrender charge period beginning on that segment’s effective date and its own surrender charge threshold.  The surrender charge threshold is the segment’s lowest coverage amount since its effective date.  See Decreases in Basic Insurance Amount and Surrender Charges.

The maximum COI rates for a Coverage Segment representing an increase in Basic Insurance Amount are based upon 2001 CSO Mortality Tables, the age at the effective date of the increase and the number of years since then, sex, underwriting class, smoker/nonsmoker status, and extra rating class, if any.  The net amount at risk for the whole Contract (the Death Benefit minus the Contract Fund) is allocated to each Coverage Segment based on the proportion of its Basic Insurance Amount to the total of all Coverage Segments.  In addition, the Attained Age factor for a Contract with an increase in Basic Insurance Amount is based on the insured's Attained Age for the initial Coverage Segment.

If you elect to increase the Basic Insurance Amount of your Contract, you will receive a "free-look" right that will apply only to the increase in Basic Insurance Amount, not the entire Contract.  This right is comparable to the right afforded to the purchaser of a new Contract, except that, any COI charge for the increase in the Basic Insurance Amount will be returned to the Contract Fund instead of a refund of premium.  Generally, the "free-look" right must be exercised no later than 10 days after receipt of the Contract with an increase.

Payment of a significant premium in conjunction with an increase in Basic Insurance Amount may cause the Contract to be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  Therefore, before increasing the Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.

Decreases in Basic Insurance Amount

You have the option of decreasing the Basic Insurance Amount of your Contract without withdrawing any Cash Surrender Value.  If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least equal to the minimum decrease in the Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(2)	the Basic Insurance Amount after the decrease must be at least equal to the minimum Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(3)	the Contract must not be in default;

(4)	the surrender charge on the decrease, if any, plus any transaction charge for the decrease may not exceed the Contract Fund;
(5)	if we ask you to do so, you must send us the Contract to be endorsed; and
(6)	your Contract must not be in-force under the provisions of the Overloan Protection Rider.

If we approve the decrease, we will send you new Contract Data pages showing the amount and effective date of the change and the re-calculated charges, values, and limitations.  Currently, no transaction charge is being made in connection with a decrease in the Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.

For Contracts with more than one Coverage Segment, a decrease in Basic Insurance Amount will reduce each Coverage Segment based on the proportion of each Coverage Segment amount to the total of all Coverage Segment amounts before the decrease.  Each Coverage Segment will have its own surrender charge threshold equal to the segment’s lowest coverage amount since its effective date.  If the decrease in Basic Insurance Amount reduces a Coverage Segment to an amount less than its surrender charge threshold, we will deduct a surrender charge.  See Surrender Charges.

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We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  See Tax Treatment of Contract Benefits.

It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  You should consult with your tax adviser and your Pruco Life of New Jersey representative before requesting any decrease in Basic Insurance Amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract at any time for its Cash Surrender Value (referred to as Net Cash Value in the Contract) while the insured is living.  To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office; the Contract, a signed request for surrender, and any tax withholding information required under federal or state law.  Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Surrender of a Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Fixed reduced paid-up insurance is an alternative to surrendering your Contract.  Fixed reduced paid-up insurance provides paid-up insurance, the amount of which will be paid when the insured dies.  There will be cash values and loan values.  The loan interest rate for fixed reduced paid-up insurance is 5.5%.  Upon surrender of the Contract, the amount of fixed reduced paid-up insurance depends upon the Cash Surrender Value and the insured’s issue age, sex, smoker/nonsmoker status, and the length of time since the Contract Date.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company.  Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer.  The new insurer should submit these documents directly to us by sending them in Good Order to our Service Office.  Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.

How a Contract's Cash Surrender Value Will Vary

The Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at a Service Office.  The Contract's Cash Surrender Value on any date will be the Contract Fund less any applicable surrender charges and less any Contract Debt.  The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option[s];
(2)	interest credited on any amounts allocated to the Fixed Rate Option;
(3)	interest credited on any loan; and
(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES.  Upon request, we will tell you the Cash Surrender Value of your Contract.  It is possible for the Cash Surrender Value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract Debt.

Loans

You may borrow an amount up to the current loan value of your Contract less any existing Contract Debt using the Contract as the only security for the loan.  The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.

Interest charged on a loan accrues daily.  We charge interest on the full loan amount, including all unpaid interest.  Interest is due on each Contract Anniversary or when the loan is paid back, whichever comes first.  If interest is not paid when due, we will increase the loan amount by any unpaid interest.  We charge interest at an effective annual rate of 4% for standard loans.

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A portion of any amount you borrow on or after the 10th Contract Anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any).  If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero.  On the 10th Contract Anniversary and each Contract Anniversary thereafter, if the insured is living and the Contract is not in default, any existing loan amount will automatically be converted to a preferred loan to the extent that there is a preferred loan amount available.  Preferred loans are charged interest at an effective annual rate of 3.10%.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Variable Investment Options and/or the Fixed Rate Option, as applicable.  Unless you ask us to take the loan amount from specific Variable Investment Options and we agree, the reduction will be made in the same proportions as the value in each Variable Investment Option and the Fixed Rate Option bears to the total value of the Contract.  While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund.  It will be credited with interest at an effective annual rate of 3%.  Generally on each Monthly Date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly Date.

The Contract Debt is the amount of all outstanding loans plus any interest accrued, but not yet due.  If, on any Monthly Date, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charges, the Contract will go into default, unless it remains in-force under the Rider to Provide Lapse Protection as a result of having a No-Lapse Guarantee Value greater than zero.  It is important to note, that loans reduce your No-Lapse Guarantee Value to the same extent that they reduce your Cash Surrender Value.  We will notify you of a 61-day grace period, within which time you may pay enough to obtain a positive No-Lapse Guarantee Value and thus keep the Contract in-force until your next Monthly Date.  If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

If your Contract includes the Overloan Protection Rider and you meet the requirements to exercise the rider, you may have protection against lapse due to excessive Contract Debt.  See the Riders - Overloan Protection Rider section.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income.  See Tax Treatment of Contract Benefits.

Any Contract Debt will directly reduce a Contract's Cash Surrender Value and will be subtracted from the Death Benefit to determine the amount payable.  In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options.  The longer the loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest.  Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.

Loan repayments will be applied towards the loan according to when they are received.  Loan interest is due 21 days prior to your Contract Anniversary.  If we receive your loan repayment within 21 days prior to your Contract Anniversary, we will apply the repayment towards interest due on a standard loan first, then towards the interest due on a preferred loan, if applicable.  Any loan repayment amount exceeding the interest due is applied towards the existing principal amount of a standard loan first, then towards the principal amount of a preferred loan, if applicable.

If we receive your loan repayment at any time outside of 21 days prior to your Contract Anniversary, we will apply the repayment towards the principal amount of a standard loan first, then to the principal amount of a preferred loan, if applicable.  We will apply the remainder of the loan repayment towards the interest due on a standard loan, then towards the interest due on a preferred loan, if applicable.

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When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the loan since the last transaction date.  Any loan repayment amounts will also be reflected in your No-Lapse Guarantee Value.  We will apply the loan repayment to the investment allocation used for future premium payments as of the loan repayment date.  If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options.  We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(a)	We must receive a request for the withdrawal in a form that meets our needs;
(b)	Your Contract’s Cash Surrender Value after the withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal;
(c)	The Cash Surrender Value after the withdrawal must be an amount that we estimate will be sufficient to cover two months of Contract Fund deductions;
(d)	The withdrawal amount must be at least $500;
(e)	The Basic Insurance Amount after withdrawals must be at least equal to the minimum Basic Insurance Amount shown in the Contract; and
(f)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider.

We may charge an administrative processing fee for each withdrawal, which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Currently, we do not charge a fee for a withdrawal.  A withdrawal may not be repaid except as a premium subject to the applicable charges.  Upon request, we will tell you how much you may withdraw.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal.  Withdrawals under a Contract with a Type B (variable) Death Benefit will not change the Basic Insurance Amount.  However, under a Contract with a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount.  If a decrease in Basic Insurance Amount reduces a Coverage Segment below its surrender charge threshold, a surrender charge may be deducted.  See Surrender Charges.  No withdrawal will be permitted under a Contract with a Type A (fixed) Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount shown under Contract Limitations in your Contract Data pages.  It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.  See Tax Treatment of Contract Benefits.

Currently, we will provide an authorization form if your withdrawal request causes a decrease in Basic Insurance Amount that results in your Contract being classified as a Modified Endowment Contract.  The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed.  We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.

When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal.  An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.  Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits.  If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default.  Withdrawals may also affect whether a Contract is kept in-force under the Rider to Provide Lapse Protection, since withdrawals and their associated charges will decrease your No-Lapse Guarantee Value.  See Rider to Provide Lapse Protection.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

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LAPSE AND REINSTATEMENT

We will determine the value of the Contract Fund on each Monthly Date.  If the Contract Fund, less any applicable surrender charges and less any Contract Debt, is zero or less, the Contract is in default, unless it remains in-force under the Rider to Provide Lapse Protection.  See Rider to Provide Lapse Protection.  Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default.  This payment must be received in Good Order at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  A Contract that lapses with an outstanding Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.  We reserve the right to change the requirements to reinstate a lapsed Contract.

A Contract that ended in default may be reinstated within five years from the date of default, if the following conditions are met:

(1)	we receive a written request for reinstatement;
(2)	renewed evidence of insurability is provided on the insured;
(3)	submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for three months from the date of reinstatement; and
(4)	the Insured is living on the date the Contract is reinstated.

The reinstatement date will be the date we approve your request.  We will deduct all required charges from your payment and the balance will be placed into your Contract Fund.  If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.  If your Contract is reinstated after lapse, the benefits under the Rider to Provide Lapse Protection will no longer be available.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract.  It is not a complete statement of what the federal income taxes will be in all circumstances.  It is based on current law and interpretations, which may change.  It does not cover state taxes or other taxes.  It is not intended as tax advice.  You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance.  The Contract must meet certain requirements to qualify as life insurance for tax purposes.  These requirements include certain definitional tests and rules for diversification of the Contract’s investments.  For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  At issue, the Contract Owner chooses which of these two tests will apply to their Contract.  This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's Death Benefit may increase as the Contract Fund value increases.  The Death Benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable Attained Age factor.  A listing of Attained Age factors can be found on your Contract Data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the Death Benefit.  In addition, there is a minimum ratio of Death Benefit to cash value associated with this test.  This ratio, however, is less than the required ratio under the Cash Value Accumulation Test.  Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract.  In addition, the Guideline Premium Test is required for the definition of life insurance if you choose to have the Overloan Protection Rider.  See the Riders - Overloan Protection Rider section.  You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

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•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes, and

•	we may refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions.  The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

The Contract may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Contract after the insured reaches age 100.

Contracts Not Classified as Modified Endowment Contracts

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If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals.  For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals.  However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.  However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate.  Were the Internal Revenue Service to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

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The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed).  The addition of a rider or an increase in the Basic Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a change in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.  You should first consult a tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

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If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

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Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets.  Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes.  Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Withholding.  You must affirmatively elect that no taxes be withheld from a pre-death distribution.  Otherwise, the taxable portion of any amounts you receive will be subject to withholding.  You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number.  You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations.  If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences.  If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences.  Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied.  Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance.  If a business, rather than an individual, is the owner of the Contract, there are some additional rules.  Business Contract Owners generally cannot deduct premium payments.  Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995.  An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons.  The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.  The corporate alternative minimum tax also applies to business-owned life insurance.  This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis.  Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder.  Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102.  Prusec serves as principal underwriter of the individual variable insurance Contracts issued by us.  The Contract is sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.  Prusec received gross distribution revenue for its variable life insurance products of $58,142,132 in 2013, $56,178,356 in 2012, and $60,952,205 in 2011. Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,192,800 in 2013, $2,168,552 in 2012, and $2,477,021 in 2011.  Prusec offers the Contract on a continuous basis.

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Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules.  The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.   Compensation is based on a premium value referred to as the Commissionable Target Premium.  The Commissionable Target Premium is an amount that is generally somewhat larger than the Lifetime Modal No-Lapse Premium.  See Available Types of Premium.  The Commissionable Target Premium will vary by issue age, sex, underwriting class and rating class of the insured, any extra risk charges, or additional riders selected by the Contract Owner.

Broker-dealers will receive compensation of up to 99% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the Commissionable Target Premium, up to 22% of Commissionable Target Premium received in year two, up to 10% in years three and four, and up to 8.5% of the Commissionable Target Premium received in years five through 10.  Moreover, broker-dealers will receive compensation of up to 5% on premiums received in year one, up to 4% on premiums received in years two through four, and up to 2.5% on premiums received in years five through 10 to the extent that premiums paid in any year exceed the Commissionable Target Premium.  Broker-dealers will also receive compensation in years two and beyond of up to 0.25% of the Contract Fund, net of Contract Debt.

If the Basic Insurance Amount is increased, broker-dealers will receive compensation of up to 99% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase and up to 22% of premiums received in year two, up to 10% in years three and four, and up to 8.5% on premiums received in years five through 10 up to the Commissionable Target Premium for the increase.  Moreover, broker-dealers will receive compensation of up to 5% on premiums received in year one, and up to 4% on premiums received in years two through four, and up to 2.5% on premiums received in years five through 10 following the effective date of the increase to the extent that premiums in any year exceed the Commissionable Target Premium.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.  To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2013) that received payment or accrued a payment amount with respect to variable product business during 2013 may be found in the Statement of Additional Information.  The least amount paid or accrued and the greatest amount paid or accrued during 2013 were $1.96 to $3,967,703, respectively.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account.  Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which it operates. Pruco Life of New Jersey is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life of New Jersey‘s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

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Pruco Life of New Jersey establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2013, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life of New Jersey reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on The Prudential Insurance Company of America (“Prudential Insurance”). The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida’s Circuit Court of the Second Judicial Circuit in Leon County.

In January 2012, a Global Resolution Agreement entered into by Pruco Life of New Jersey and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Pruco Life of New Jersey to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Pruco Life of New Jersey to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with Pruco Life of New Jersey.

Pruco Life of New Jersey is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services (“NYDFS”) has requested that 172 life insurers (including Pruco Life of New Jersey) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Pruco Life of New Jersey’s compliance with New York’s unclaimed property laws. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Pruco Life of New Jersey’s unclaimed property procedures. In December 2013, this matter was closed without prejudice. In May 2013, Pruco Life of New Jersey entered into a settlement agreement with the Minnesota Department of Commerce, Insurance Division, which requires Pruco Life of New Jersey to take additional steps to identify deceased insureds and contract holders where a valid claim has not been made.

Pruco Life of New Jersey’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life of New Jersey’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey’s financial  position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey’s financial position.

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FINANCIAL STATEMENTS

Our audited financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon our ability to meet its obligations under the Contract.

The Account’s audited financial statements are available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household.  You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this prospectus to contract owners that reside outside of the United States.

You may contact us for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

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DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Attained Age - The insured's age on the Contract Date plus the number of years since then.  For any Coverage Segment effective after the Contract Date, the insured's Attained Age is the issue age of that segment plus the length of time since its effective date.

Basic Insurance Amount - The total amount of life insurance as shown in the Contract, including any applicable increases, and no riders.

Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract.  It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charge.  Also referred to in the Contract as “Net Cash Value.”

Contract - The variable universal life insurance Contract described in this prospectus.

Contract Anniversary - The same date as the Contract Date in each later year.

Contract Date -The date the Contract is effective, as specified in the Contract.

Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount credited to a specific Contract.  On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.

Contract Owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.  For any Coverage Segment representing an increase, “Contract Year” is a year that starts on the effective date of the increase (referred to as “Target year” in the Contract).

Coverage Segment - The Basic Insurance Amount at issue is the first Coverage Segment.  For each increase in Basic Insurance Amount, a new Coverage Segment is created for the amount of the increase.

Death Benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.

Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 3%. Also referred to in the Contract as “fixed investment option.”

Fund/Portfolio/Variable Investment Options - These are terms that may be used interchangeably and represent the underlying investments held in the Separate Account which you may select for your Contract.

Good Order - An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Monthly Date - The Contract Date and the same date in each subsequent month.

Payment Office - The office at which we process premium payments, loan payments, and payments to bring your Contract out of default.  Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office.  Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office.  There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Pruco Life Insurance Company of New Jersey - Pruco Life of New Jersey, us, we, our.  The company offering the Contract.

Separate Account - Amounts under the Contract that are allocated to the Funds held by us in a Separate Account called the Pruco Life of New Jersey Variable Appreciable Account (the "Account" or the "Registrant").  The Separate Account is set apart from all of our general assets.  Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life Insurance Company of New Jersey conducts.

Service Office - The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests.  Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 18176.  Your correspondence will be picked up at this address and then delivered to our Service Office.  For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office.  Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number,

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fax number, or website if the item is a type we accept by those means.  There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

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To Learn More About VUL Protector®

The Statement of Additional Information (SAI) is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-158637.  The SAI contains additional information about the Pruco Life of New Jersey Variable Appreciable Account.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the VUL Protector® SAI, material incorporated by reference, and other information about us.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-944-8786 to ask us questions, request information about the Contract, and obtain copies of the SAI and personalized illustrations, without charge, or other documents.  You can also view the SAI located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us at:

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey  07102

Investment Company Act of 1940: Registration No. 811-3974

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STATEMENT OF ADDITIONAL INFORMATION

Pruco Life of New Jersey Variable Appreciable Account
Pruco Life Insurance Company of New Jersey

VUL Protector®

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information is not a prospectus.  Please review the VUL Protector® prospectus (the “prospectus”), which contains information concerning the Contracts described above.  You may obtain a copy of the prospectus without charge by calling us at 1-800-944-8786.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2014.

Page

GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company of New Jersey	1
Control of Pruco Life Insurance Company of New Jersey	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
Reports to Contract Owners	5

UNDERWRITING PROCEDURES	5

ADDITIONAL INFORMATION ABOUT CHARGES	6
Charges for Increases in Basic Insurance Amount	6

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	6

DISTRIBUTION AND COMPENSATION	6

EXPERTS	7

PERFORMANCE DATA	8
Average Annual Total Return	8
Non-Standard Total Return	8
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	9

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the State of New Jersey.  It is licensed to sell life insurance and annuities only in the states of New Jersey and New York.  Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company of New Jersey

Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875.  Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services.  The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

As Pruco Life of New Jersey’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential.  However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the Contract.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition.  It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal Executive Office.  As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life of New Jersey and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential.  Pruco Life of New Jersey reimburses Prudential for its costs in providing such services.  Under this Agreement, Pruco Life of New Jersey has reimbursed Prudential $4,700,654 in 2013, $3,271,883 in 2012, and $2,889,076 in 2011of which the life business accounted for $738,349, $435,823, and $1,740,589 respectively.

Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account.  As soon as the Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.

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Our individual life reinsurance treaties covering VUL Protector® Contracts provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.  Reinsurance is on a first-dollar quota share basis, with Pruco Life of New Jersey retaining 10% of the face amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential.  Prudential then reinsures some portion of this business with various reinsurers.

On June 30, 2011, Regulus Group, LLC ("Regulus"), a billing and payment services provider for Prudential, Pruco Life Insurance Company ("Pruco Life"), and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), was acquired by Columbus Acquisition Corporation which is a subsidiary of Cerberus Capital Management, L.P.  In connection with this acquisition and subsequent rebranding initiative, Regulus is renamed as TransCentra, Inc. ("TransCentra") effective as of December 22, 2011.  Regulus began performing administrative services for Prudential in 2009 under a temporary arrangement with Prudential and First Tennessee Bank National Association (“First Express”), which had been previously supplying such services.  The services provided and the administrative Agreement between Prudential and Regulus, dated December 23, 2010 (“Agreement”), is unaffected by the Regulus acquisition.   On August 16, 2013, Prudential and Regulus amended the Agreement to update remittance processing requirements in support of Prudential’s Rule 22c1 compliance and related quarterly attestation by Regulus.  Regulus received $1,857,429 in 2013, $2,043,400 in 2012, and $2,249,075 in 2011 from Prudential for services rendered.  TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA 30092.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium in Good Order.

Upon receipt of a request for life insurance from a prospective Contract Owner, Pruco Life will follow certain insurance underwriting (i.e., evaluation of risk) procedures designed to determine whether the proposed Insured is insurable.  The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Insured before a determination can be made.  A Contract cannot be issued, (i.e., physically issued through Pruco Life’s computerized issue system) until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective Contract Owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement.  Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date specified in the Contract.  This date is used to determine the insurance age of the proposed insured.  It represents the first day of the Contract Year and therefore determines the Contract Anniversary and Monthly Dates.  It also represents the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.

If the minimum initial premium is paid with the application and no medical examination is required, the Contract Date will ordinarily be the date of the application.  If a delay is encountered (e.g., if a request for further information is not met promptly), generally, the Contract Date will be 21 days prior to the date on which the Contract is physically issued.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the premium paid with the application is less than the minimum initial premium, the Contract Date will be determined as described above.  The balance of the minimum initial premium amount will be applied as of the later of the Contract Date and the date premiums were received in Good Order.

If no premium is paid with the application, the Contract Date will be the Contract Date stated in the Contract, which will generally be the date the minimum initial premium is received in Good Order from the Contract Owner and the Contract is delivered.

There is one principal variation from the foregoing procedure.  If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.   The Contract may not be backdated before the product introduction date.

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In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted immediately after the net premium has been applied to the Contract Fund.

ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females.  Thus, premiums and benefits differ under Contracts issued on males and females of the same age.  However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female.  In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are two types of Death Benefit available under the Contract:  (1) Type A, a generally fixed Death Benefit; and (2) Type B, a variable Death Benefit.  The Type A (fixed) Death Benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance, and the Type B (variable) Death Benefit varies with investment performance.

Under the Type A (fixed) Contract, the Death Benefit is generally equal to the Basic Insurance Amount, before the reduction of any Contract Debt.  If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the Basic Insurance Amount; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the Attained Age factor affects the Death Benefit for different Contract Fund amounts.  The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

3

Type A (Fixed) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$250,000 $303,000* $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$250,000 $263,750* $316,500*
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$250,000 $264,000* $297,000*
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the Death Benefit will be $316,500, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $2.11.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount, before the reduction of any Contract Debt, but will also vary immediately after it is issued, with the investment results of the selected Variable Investment Options.  The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type B (variable) Contract will always be the greater of:

(1)	the Basic Insurance Amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

For purposes of computing the Death Benefit, if the Contract Fund is less than zero, we will consider it to be zero.  A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

4

Type B (Variable) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$275,000 $325,000 $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$325,000 $375,000 $400,000
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$400,000 $450,000 $475,000
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract.  This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.  When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process.  A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process.  The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk.  We will issue the Contract when the risk has been accepted and priced.

5

ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Each time you increase your Basic Insurance Amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations.  No transaction charge is currently being made in connection with an increase in Basic Insurance Amount.  However, we reserve the right to make such a charge in an amount of up to $25.  Increases in Basic Insurance Amount are only available for Contracts issued on Form VULNT-2009-NY.  Your Contract's form number is located in the lower left hand corner on the first page of your Contract.  All VUL Protector Contracts issued prior to May 1, 2014, were issued on Form VULNT-2009-NY.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you.  Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options.  In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Basic Insurance Amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.  To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life of New Jersey makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives.  The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2013) that received payment or accrued a payment amount with respect to variable product business during 2013.  The least amount paid or accrued and the greatest amount paid or accrued during 2013 were $1.96 to $3,967,703, respectively.

Name of Firms:

1st Global Capital Corp; 3 Mark Equities Inc; Allied Beacon Partners Inc; Allstate Financial Services LLC; American Equity Investment Corporation; American Independent Securities Group LLC; American Investors Co; American Portfolios Financial Services Inc; Ameriprise Financial Services; Ameritas Investment Corp; AON Consulting Inc; Arlington Securities Inc; Arvest Investments, Inc; Askar Corporation; Associated Securities Corp; Ausdal Financial Partners Inc; AXA Network LLC; BB&T Investments Services Inc; BBVA Compass Investment Solutions Inc; BCG Securities Inc; Beaconsfield Financial Service; Benefit Funding Services LLC; Berthel Fisher & Company Financial Services Inc.; BG Worldwide Securities; Broker Dealer Financial Services Corporation; Brokers International Financial Services; Cadaret Grant & Co Inc; Cambridge Investment Research; Capital Financial Services Inc; Capital Investment Group Inc; Capital Management Systems LLC; Capital Synergy Partners Inc; CBIZ Financial Solutions Inc; CCO Investment Services Corp; Centara Capital Securities Inc; Centaurus Financial Inc; Centerre Capital LLC;

6

Cetera Advisor Networks LLC; Cetera Advisors, LLC; Cetera Financial Specialists, LLC; Cetera Investment Services LLC; CFD Investments Inc; Citigroup Global Markets Inc; Clark Securities Inc; Client One Securities LLC; CMS Investment Resources Inc; Comerica Securities Inc; Commonwealth Financial Network; Comprehensive Asset Management & Services; Coordinated Capital Securities; Country Capital Management Company; CPS Financial & Insurance Services Inc; Crown Capital Securities LP; Curtis Securities LLC; Cuso Financial Services Inc; Cutter & Company Brokerage Inc; Delta Trust Investment Inc; Dempsey Financial Network Inc; Dewaay Financial Network, LLC; Edward Jones & Company LP; Edwin C Blitz Investments Inc; Enterprise Securities Company; Equity Services Inc; Essex Financial Services Inc; Executive Services Securities; Farmers Financial Solutions; FBL Marketing Services LLC; Fifth Third Securities Inc; Financial Network Investment Corporation; Financial Telesis Inc; Financial West Group; Fintegra LLC; First Allied Securities Inc; First Asset Financial Inc; First Brokerage America LLC; First Dakota Inc; First Heartland Capital Inc; First State Financial Mgmt Inc; FNBB Capital Markets LLC; Foothill Securities Inc; Fortune Securities Inc; Founders Financial Securities; FSC Securities; GA Financial Inc; Geneos Wealth Management Inc; Genworth Financial Securities; Girard Securities Inc; Global Link Securities Inc; GWN Securities Inc; H Beck Inc; H&R Block Financial Advisors INC; Hancock Securities Group LLC; Hantz Financial Services, Inc.; Harbor Financial Services LLC; Harbour Investments Inc; HD Vest Investment Securities Inc; Herndon Plant Oakley Limited; Horan Securities Inc; Hornor Townsend & Kent; Huntington Investment Company; Huntleigh Securities Corp; IMS Securities Inc; Independent Financial Group Inc; ING Financial Partners; Interlink Securities Corp; Intervest International Equities; Invest Financial Corporation; Investacorp Inc.; Investment Center Inc;  Investment Centers Of America; Investment Professionals Inc; Investors Capital Corporation; Investors Security Company Inc; J J B Hilliard W L Lyons LLC; J P Turner & Company LLC; J W Cole Financial Inc; J.P. Morgan Securities LLC; Janney Montgomery Scott LLC; KCD Financial Inc; KCG Securities LLC; Key West Investments Llc; KFG Enterprises Inc; KMS Financial Services; Kovack Securities Inc; L M Kohn & Co; La Salle Street Securities Inc; Larson Financial Group LLC; Leaders Group Inc; Legend Equities Corp; Lifemark Securities Corp; Lincoln Financial Advisors Corp; Lincoln Financial Sec Corp; Lincoln Investment Planning Inc; LPL Financial Corporation; Lsy Inc Dba American Investors; M Financial Securities; M Holdings Securities Inc; M&T Securities Inc; MAFG Ria Services Inc; Marsh Executive Benefits Inc; Marsh Insurance & Investments; Mercap Securities LLC; Meridien Financial Group Inc; Merrill Lynch Pierce Fenner & Smith Inc; Metlife Securities Inc; MFAS Corp; Mid Atlantic Capital Corporation; Midamerica Financial Services; MMC Securities Corp; MML Investors Services Inc; Money Concepts Capital Corp; Montage Securities LLC; Morgan Keegan & Co Inc; Morgan Stanley Smith Barney LLC; MTL Equity Products Inc; Multi Financial Sec Corp; Mutual Service Corporation; Mutual Trust Company Of America Securities; MWA Financial Services Inc; National Planning Corp; Network Agency Inc; New England Securities; Newport Group Securities Inc; Next Financial Group; NFP Securities Inc; Northland Securities Inc; Northwestern Mutual Invest Services; NPB Financial Group LLC; NyLife Securities LLC; OBS Brokerage Services Inc; One America Securities Inc; Oppenheimer & Co., Inc.; Packerland Brokerage Services; Park Avenue Securities; PJ Robb Variable Corp; Planmember Securities Corp; Preferred Product Network Inc; Primevest Financial Services; Princor Financial Services Corporation; Proequities Inc; Prospera Financial Services; Purshe Kaplan Sterling Invest; Quest Capital Strategies Inc; Questar Capital Corporation; RA Bench; Rampart Financial Services Inc; Raymond James & Associates Inc; RBC Capital Markets Corporation; Resource Horizons Group Llc; Robert W Baird & Co Inc; Royal Alliance Associates Inc; Rydex Distributors Inc; Sagepoint Financial Inc; Sammons Securities Co LLC; Sanders Morris Harris, Inc.; SCF Securities Inc; Securian Financial Svs Inc; Securities America Inc; Securities Service Network Inc; Sigma Financial Corp; Signal Securities Inc; Signator Financial Services Inc; SII Investments Inc; Smith Brown & Groover Inc; Sorrento Pacific Financial LLC; Spire Securities, LLC; Ssi Equity Services Inc; St Bernard Financial Services; Stanley Laman Group Securities; Stephens Inc; Sterne Agee Financial Services; Stifel Nicholaus & Co Inc; Summit Brokerage Services, Inc; Summit Equities Inc; Sunset Financial Services Inc; SWS Financial Services Inc; Syndicated Capital Inc; TFS Securities Inc; The On Equity Sales Company; The Strategic Financial Alliance Inc; Thoroughbred Financial Services LLC; Tower Square Securities Inc; Trading Services Corp; Transamerica Financial Advisor Inc; Triad Advisors Inc; Trustmont Financial Group Inc; UBS Financial Services; United Planners Financial Services; Univest Insurance Inc; US Bancorp Investments Inc; USA Financial Securities Corp; USI Securities Inc; Uvest Investment Services Inc; Valic Financial Advisors, Inc.; Valmark Securities Inc; VFIC Securities Inc; VSR Financial Services Inc; W S Griffith Sec Inc; Waddell & Reed Inc; Wall Street Financial Group Inc; Walnut Street Securities Inc; Wells Fargo Advisors; Western Equity Group Inc; Western International Securities Inc; Wilbanks Securities Inc; Windham Financial Services Inc; Woodbury Fin Services Inc; World Capital Brokerage Inc; World Equity Group Inc; Worth Financial Group Inc; WRP Investments Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

7

EXPERTS

The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 and the financial statements of Pruco Life of New Jersey Variable Appreciable Account as of December 31, 2013 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Michael LeBoeuf, FSA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”).  Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time.  The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period.  This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made.  Premium taxes are not included in the term “charges” for purposes of this calculation.  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.  The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”).  Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance Contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns.  Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund as if VUL Protector® had been investing in that subaccount during a specified period.  Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with VUL Protector® are not reflected.

8

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.  The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis.  Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

9

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$61,871,139	$133,636,474	$198,496,537	$284,781,144	$134,397,410

Net Assets	$61,871,139	$133,636,474	$198,496,537	$284,781,144	$134,397,410

NET ASSETS, representing:
Accumulation units	$61,871,139	$133,636,474	$198,496,537	$284,781,144	$134,397,410

	$61,871,139	$133,636,474	$198,496,537	$284,781,144	$134,397,410

Units outstanding	44,811,230	49,136,474	18,817,892	31,269,071	18,672,783

Portfolio shares held	6,187,114	12,137,736	5,543,048	13,338,695	6,514,659
Portfolio net asset value per share	$10.00	$11.01	$35.81	$21.35	$20.63
Investment in portfolio shares, at cost	$61,870,700	$138,021,154	$125,982,375	$210,092,294	$93,584,845

STATEMENTS OF OPERATIONS For the year ended December 31, 2013
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013
INVESTMENT INCOME
Dividend income	$988	$5,393,795	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	155,375	396,276	1,016,788	1,661,293	804,337
Reimbursement for excess expenses	0	(11,698)	(117,008)	(551,119)	(208,598)

NET EXPENSES	155,375	384,578	899,780	1,110,174	595,739

NET INVESTMENT INCOME (LOSS)	(154,387)	5,009,217	(899,780)	(1,110,174)	(595,739)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	3,812,412	0	0	0
Realized gain (loss) on shares redeemed	0	78,520	2,513,241	2,166,693	1,481,350
Net change in unrealized gain (loss) on investments	0	(10,276,083)	48,488,543	46,466,153	17,584,715

NET GAIN (LOSS) ON INVESTMENTS	0	(6,385,151)	51,001,784	48,632,846	19,066,065

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(154,387)	$(1,375,934)	$50,102,004	$47,522,672	$18,470,326

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$1,363,539,038	$50,654,542	$31,424,045	$17,778,719	$14,947,139	$3,149,377	$35,253,336	$15,921,128

$1,363,539,038	$50,654,542	$31,424,045	$17,778,719	$14,947,139	$3,149,377	$35,253,336	$15,921,128

$1,363,539,038	$50,654,542	$31,424,045	$17,778,719	$14,947,139	$3,149,377	$35,253,336	$15,921,128

$1,363,539,038	$50,654,542	$31,424,045	$17,778,719	$14,947,139	$3,149,377	$35,253,336	$15,921,128

450,695,757	14,987,580	3,183,572	957,043	5,677,073	776,374	11,498,143	2,324,336

257,757,852	1,077,298	1,306,613	476,769	600,046	278,706	948,946	608,606
$5.29	$47.02	$24.05	$37.29	$24.91	$11.30	$37.15	$26.16
$1,308,707,566	$33,623,894	$24,935,672	$14,856,238	$11,321,132	$3,298,385	$21,069,580	$10,708,146

SUBACCOUNTS (Continued)
Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio
01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013

$80,538,917	$0	$0	$0	$0	$62,195	$0	$0

4,103,126	214,881	141,667	101,800	67,294	21,029	144,133	78,551
0	0	0	0	0	0	0	0

4,103,126	214,881	141,667	101,800	67,294	21,029	144,133	78,551

76,435,791	(214,881)	(141,667)	(101,800)	(67,294)	41,166	(144,133)	(78,551)

0	0	0	0	0	108,345	0	0
1,348,018	903,662	186,338	351,538	167,907	(14,159)	531,843	175,760
5,445,115	11,631,057	7,612,075	1,372,348	3,079,647	(239,748)	9,206,955	4,372,372

6,793,133	12,534,719	7,798,413	1,723,886	3,247,554	(145,562)	9,738,798	4,548,132

$83,228,924	$12,319,838	$7,656,746	$1,622,086	$3,180,260	$(104,396)	$9,594,665	$4,469,581

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS® Growth Series – Initial Class	VP Value Fund	FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
ASSETS
Investment in the portfolios, at fair value	$35,500	$267,950	$135,348	$346,108	$322,099

Net Assets	$35,500	$267,950	$135,348	$346,108	$322,099

NET ASSETS, representing:
Accumulation units	$35,500	$267,950	$135,348	$346,108	$322,099

	$35,500	$267,950	$135,348	$346,108	$322,099

Units outstanding	29,519	233,803	124,808	124,103	236,231

Portfolio shares held	2,258	7,835	3,464	40,960	11,859
Portfolio net asset value per share	$15.72	$34.20	$39.07	$8.45	$27.16
Investment in portfolio shares, at cost	$31,476	$176,825	$72,002	$276,644	$234,004

STATEMENTS OF OPERATIONS For the year ended December 31, 2013
	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS® Growth Series – Initial Class	VP Value Fund	FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013
INVESTMENT INCOME
Dividend income	$291	$1,824	$274	$5,431	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	743	2,069	1,030	2,878	2,640
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	743	2,069	1,030	2,878	2,640

NET INVESTMENT INCOME (LOSS)	(452)	(245)	(756)	2,553	(2,640)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	866	0	20,863
Realized gain (loss) on shares redeemed	3,502	42,759	601	9,617	10,748
Net change in unrealized gain (loss) on investments	4,025	34,867	34,605	74,222	63,394

NET GAIN (LOSS) ON INVESTMENTS	7,527	77,626	36,072	83,839	95,005

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,075	$77,381	$35,316	$86,392	$92,365

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
Prudential SP Small Cap Value Portfolio	Janus Aspen Janus Portfolio – Service Shares	Prudential SP Prudential U.S. Emerging Growth Portfolio	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	Janus Aspen Overseas Portfolio – Service Shares	Goldman Sachs Structured Small Cap Equity Fund	M Large Cap Growth Fund

$11,176,582	$1,309,978	$12,865,825	$3,404,728	$3,970,914	$415,091	$76,083	$55,346

$11,176,582	$1,309,978	$12,865,825	$3,404,728	$3,970,914	$415,091	$76,083	$55,346

$11,176,582	$1,309,978	$12,865,825	$3,404,728	$3,970,914	$415,091	$76,083	$55,346

$11,176,582	$1,309,978	$12,865,825	$3,404,728	$3,970,914	$415,091	$76,083	$55,346

4,049,536	840,074	4,845,771	1,886,869	2,216,893	45,263	31,497	2,286

593,552	38,826	1,187,980	540,433	499,486	10,144	5,049	2,237
$18.83	$33.74	$10.83	$6.30	$7.95	$40.92	$15.07	$24.74
$6,919,484	$834,506	$8,712,902	$2,975,228	$3,762,912	$411,120	$61,304	$39,496

SUBACCOUNTS (Continued)
Prudential SP Small Cap Value Portfolio	Janus Aspen Janus Portfolio – Service Shares	Prudential SP Prudential U.S. Emerging Growth Portfolio	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	Janus Aspen Overseas Portfolio – Service Shares	Goldman Sachs Structured Small Cap Equity Fund	M Large Cap Growth Fund
01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013

$0	$7,602	$0	$0	$0	$11,406	$684	$293

24,233	2,871	28,479	9,271	12,404	358	131	0
0	0	0	0	0	0	0	0

24,233	2,871	28,479	9,271	12,404	358	131	0

(24,233)	4,731	(28,479)	(9,271)	(12,404)	11,048	553	293

0	0	0	0	0	0	8,637	2,648
173,748	23,423	158,518	10,100	(10,291)	(3,725)	669	2,576
2,876,763	273,356	2,684,444	525,932	676,033	45,280	9,801	9,286

3,050,511	296,779	2,842,962	536,032	665,742	41,555	19,107	14,510

$3,026,278	$301,510	$2,814,483	$526,761	$653,338	$52,603	$19,660	$14,803

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Herndon Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$19,174	$69,734	$515,057	$540,780	$472,241

Net Assets	$19,174	$69,734	$515,057	$540,780	$472,241

NET ASSETS, representing:
Accumulation units	$19,174	$69,734	$515,057	$540,780	$472,241

	$19,174	$69,734	$515,057	$ `540,780	$472,241

Units outstanding	1,018	3,131	31,157	34,262	28,471

Portfolio shares held	1,458	5,064	68,039	34,665	36,808
Portfolio net asset value per share	$13.15	$13.77	$7.57	$15.60	$12.83
Investment in portfolio shares, at cost	$18,565	$54,937	$443,921	$478,900	$332,036

STATEMENTS OF OPERATIONS For the year ended December 31, 2013
	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Herndon Large-Cap Value Portfolio
	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013
INVESTMENT INCOME
Dividend income	$432	$1,715	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	0	0	498	853	391
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	0	0	498	853	391

NET INVESTMENT INCOME (LOSS)	432	1,715	(498)	(853)	(391)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	5,423	0	0	0
Realized gain (loss) on shares redeemed	(66)	1,083	21,598	8,223	7,232
Net change in unrealized gain (loss) on investments	2,410	8,799	(9,183)	38,242	108,293

NET GAIN (LOSS) ON INVESTMENTS	2,344	15,305	12,415	46,465	115,525

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,776	$17,020	$11,917	$45,612	$115,134

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio

$283,066	$597,032	$379,756	$1,681,489	$204,610	$15,544	$253,671	$888,164

$283,066	$597,032	$379,756	$1,681,489	$204,610	$15,544	$253,671	$888,164

$283,066	$597,032	$379,756	$1,681,489	$204,610	$15,544	$253,671	$888,164

$283,066	$597,032	$379,756	$1,681,489	$204,610	$15,544	$253,671	$888,164

14,232	29,133	16,662	109,104	10,859	715	18,884	54,362

20,875	29,124	54,720	57,625	13,399	480	24,509	39,075
$13.56	$20.50	$6.94	$29.18	$15.27	$32.37	$10.35	$22.73
$197,364	$376,721	$274,250	$1,124,063	$131,419	$9,331	$258,276	$820,713

SUBACCOUNTS (Continued)
AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio
01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013

$0	$0	$0	$0	$0	$0	$0	$0

216	487	311	3,084	165	14	232	786
0	0	0	0	0	0	0	0

216	487	311	3,084	165	14	232	786

(216)	(487)	(311)	(3,084)	(165)	(14)	(232)	(786)

0	0	0	0	0	0	0	0
5,252	8,207	5,660	31,377	3,806	153	(154)	493
70,948	144,836	80,820	414,503	48,419	3,732	(5,006)	112,281

76,200	153,043	86,480	445,880	52,225	3,885	(5,160)	112,774

$75,984	$152,556	$86,169	$442,796	$52,060	$3,871	(5,392)	$111,988

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	M Capital Appreciation Fund	American Century VP Mid Cap Value Fund – Class 1 Shares
ASSETS
Investment in the portfolios, at fair value	$317,017	$487,176	$193,368	$47,087	$158,202

Net Assets	$317,017	$487,176	$193,368	$47,087	$158,202

NET ASSETS, representing:
Accumulation units	$317,017	$487,176	$193,368	$47,087	$158,202

	$317,017	$487,176	$193,368	$47,087	$158,202

Units outstanding	15,110	31,594	13,791	1,675	8,877

Portfolio shares held	20,925	19,023	17,954	1,585	8,565
Portfolio net asset value per share	$15.15	$25.61	$10.77	$29.71	$18.47
Investment in portfolio shares, at cost	$260,792	$385,412	$196,564	$37,738	$120,710

STATEMENTS OF OPERATIONS For the year ended December 31, 2013
	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	M Capital Appreciation Fund	American Century VP Mid Cap Value Fund – Class 1 Shares
	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013
INVESTMENT INCOME
Dividend income	$0	$0	$0	$0	$1,525

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	156	423	177	0	124
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	156	423	177	0	124

NET INVESTMENT INCOME (LOSS)	(156)	(423)	(177)	0	1,401

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	4,034	1,598
Realized gain (loss) on shares redeemed	2,365	5,103	(417)	502	2,695
Net change in unrealized gain (loss) on investments	37,912	56,627	(5,569)	7,931	25,919

NET GAIN (LOSS) ON INVESTMENTS	40,277	61,730	(5,986)	12,467	30,212

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$40,121	$61,307	$(6,163)	$12,467	$31,613

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
AST Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio	The Dreyfus Socially Responsible Growth Fund – Service Shares	Prudential Jennison 20/20 Focus Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	MFS® Utilities Series – Initial Class	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	AST T. Rowe Price Large-Cap Growth Portfolio

$4,095,742	$2,997,828	$8,086	$967,427	$98,179	$451,268	$14,052	$2,637,910

$4,095,742	$2,997,828	$8,086	$967,427	$98,179	$451,268	$14,052	$2,637,910

$4,095,742	$2,997,828	$8,086	$967,427	$98,179	$451,268	$14,052	$2,637,910

$4,095,742	$2,997,828	$8,086	$967,427	$98,179	$451,268	$14,052	$2,637,910

317,221	162,192	509	67,377	5,819	32,026	942	143,798

206,231	97,872	185	46,758	4,017	14,155	646	127,992
$19.86	$30.63	$43.76	$20.69	$24.44	$31.88	$21.76	$20.61
$3,026,573	$1,767,249	$6,937	$762,247	$78,914	$398,323	$12,020	$1,534,447

SUBACCOUNTS (Continued)
AST Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio	The Dreyfus Socially Responsible Growth Fund – Service Shares	Prudential Jennison 20/20 Focus Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	MFS® Utilities Series – Initial Class	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013

$0	$0	$33	$0	$881	$5,528	$29	$0

7,396	5,940	12	639	74	233	7	5,327
0	0	0	0	0	0	0	0

7,396	5,940	12	639	74	233	7	5,327

(7,396)	(5,940)	21	(639)	807	5,295	22	(5,327)

0	0	0	0	0	4,413	0	0
48,239	92,600	1,985	11,254	8,674	3,908	677	61,612
1,090,715	688,088	844	155,273	14,114	28,745	1,417	728,601

1,138,954	780,688	2,829	166,527	22,788	37,066	2,094	790,213

$1,131,558	$774,748	$2,850	$165,888	$23,595	$42,361	$2,116	$784,886

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

	SUBACCOUNTS
	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$233,646	$9,689,106	$1,542,400	$10,260,356	$17,985,521

Net Assets	$233,646	$9,689,106	$1,542,400	$10,260,356	$17,985,521

NET ASSETS, representing:
Accumulation units	$233,646	$9,689,106	$1,542,400	$10,260,356	$17,985,521

	$233,646	$9,689,106	$1,542,400	$10,260,356	$17,985,521

Units outstanding	13,592	825,141	83,215	683,121	1,220,182

Portfolio shares held	14,778	788,373	69,228	855,743	1,303,299
Portfolio net asset value per share	$15.81	$12.29	$22.28	$11.99	$13.80
Investment in portfolio shares, at cost	$204,506	$9,378,421	$1,356,033	$7,471,502	$13,860,454

STATEMENTS OF OPERATIONS For the year ended December 31, 2013
	SUBACCOUNTS
	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio
	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013
INVESTMENT INCOME
Dividend income	$0	$0	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	473	23,021	2,424	17,368	35,905
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	473	23,021	2,424	17,368	35,905

NET INVESTMENT INCOME (LOSS)	(473)	(23,021)	(2,424)	(17,368)	(35,905)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	2,855	26,303	11,513	140,843	237,543
Net change in unrealized gain (loss) on investments	23,191	(204,798)	145,434	1,564,872	2,399,777

NET GAIN (LOSS) ON INVESTMENTS	26,046	(178,495)	156,947	1,705,715	2,637,320

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$25,573	$(201,516)	$154,523	$1,688,347	$2,601,415

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
AST Preservation Asset Allocation Portfolio	AST First Trust Balanced Target Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	AST BlackRock Global Strategies Portfolio

$5,236,293	$227,839	$613,616	$586,062	$854,829	$402,466	$30,045	$30,556,129

$5,236,293	$227,839	$613,616	$586,062	$854,829	$402,466	$30,045	$30,556,129

$5,236,293	$227,839	$613,616	$586,062	$854,829	$402,466	$30,045	$30,556,129

$5,236,293	$227,839	$613,616	$586,062	$854,829	$402,466	$30,045	$30,556,129

392,356	12,908	33,849	31,003	44,824	24,487	1,793	2,670,849

397,895	19,407	51,306	41,624	61,059	35,028	1,442	2,668,658
$13.16	$11.74	$11.96	$14.08	$14.00	$11.49	$20.83	$11.45
$4,530,869	$200,880	$549,090	$500,578	$732,276	$354,651	$16,762	$26,843,950

SUBACCOUNTS (Continued)
AST Preservation Asset Allocation Portfolio	AST First Trust Balanced Target Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	AST BlackRock Global Strategies Portfolio
01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013

$0	$0	$0	$0	$0	$0	$292	$0

13,038	407	861	1,156	1,538	826	26	53,924
0	0	0	0	0	0	0	0

13,038	407	861	1,156	1,538	826	26	53,924

(13,038)	(407)	(861)	(1,156)	(1,538)	(826)	266	(53,924)

0	0	0	0	0	0	0	0
29,852	2,971	4,096	7,984	11,736	2,671	1,462	190,073
380,196	21,505	54,521	62,339	89,579	37,433	5,920	2,751,794

410,048	24,476	58,617	70,323	101,315	40,104	7,382	2,941,867

$397,010	$24,069	$57,756	$69,167	$99,777	$39,278	$7,648	$2,887,943

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

	SUBACCOUNTS
	TOPS Aggressive Growth ETF Portfolio	TOPS Balanced ETF Portfolio	TOPS Capital Preservation ETF Portfolio	TOPS Growth ETF Portfolio	TOPS Moderate Growth ETF Portfolio
ASSETS
Investment in the portfolios, at fair value	$31,194	$5,682	$5,559	$28,515	$15,586

Net Assets	$31,194	$5,682	$5,559	$28,515	$15,586

NET ASSETS, representing:
Accumulation units	$31,194	$5,682	$5,559	$28,515	$15,586

	$31,194	$5,682	$5,559	$28,515	$15,586

Units outstanding	2,055	452	474	1,822	1,164

Portfolio shares held	2,542	494	504	2,185	1,333
Portfolio net asset value per share	$12.27	$11.51	$11.03	$13.05	$11.69
Investment in portfolio shares, at cost	$26,944	$5,505	$5,542	$25,190	$14,256

STATEMENTS OF OPERATIONS For the year ended December 31, 2013
	SUBACCOUNTS
	TOPS Aggressive Growth ETF Portfolio	TOPS Balanced ETF Portfolio	TOPS Capital Preservation ETF Portfolio	TOPS Growth ETF Portfolio	TOPS Moderate Growth ETF Portfolio
	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013
INVESTMENT INCOME
Dividend income	$181	$60	$48	$201	$161

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	23	3	1	20	14
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	23	3	1	20	14

NET INVESTMENT INCOME (LOSS)	158	57	47	181	147

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	35	0	32	1	55
Realized gain (loss) on shares redeemed	413	48	(9)	746	820
Net change in unrealized gain (loss) on investments	3,881	149	15	2,593	660

NET GAIN (LOSS) ON INVESTMENTS	4,329	197	38	3,340	1,535

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,487	$254	$85	$3,521	$1,682

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
TOPS Managed Risk Balanced ETF Portfolio	TOPS Managed Risk Growth ETF Portfolio	TOPS Managed Risk Moderate Growth ETF Portfolio	American Funds Growth Fund – Class 2	American Funds Growth-Income Fund – Class 2	Fidelity VIP Contrafund Portfolio – Service Class 2	Fidelity VIP MidCap Portfolio – Service Class 2	Templeton Growth Securities Fund – Class 2

$54,334	$184,177	$86,112	$3,307	$5,076	$1,376	$292	$416

$54,334	$184,177	$86,112	$3,307	$5,076	$1,376	$292	$416

$54,334	$184,177	$86,112	$3,307	$5,076	$1,376	$292	$416

$54,334	$184,177	$86,112	$3,307	$5,076	$1,376	$292	$416

4,662	14,710	7,069	308	463	126	27	39

4,737	15,728	7,236	42	101	41	8	27
$11.47	$11.71	$11.90	$77.94	$50.40	$33.77	$35.60	$15.23
$51,514	$166,963	$79,218	$3,206	$5,052	$1,364	$291	$405

SUBACCOUNTS (Continued)
TOPS Managed Risk Balanced ETF Portfolio	TOPS Managed Risk Growth ETF Portfolio	TOPS Managed Risk Moderate Growth ETF Portfolio	American Funds Growth Fund – Class 2	American Funds Growth-Income Fund – Class 2	Fidelity VIP Contrafund Portfolio – Service Class 2	Fidelity VIP MidCap Portfolio – Service Class 2	Templeton Growth Securities Fund – Class 2
01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	10/07/2013* to 12/31/2013	10/07/2013* to 12/31/2013	10/07/2013* to 12/31/2013	10/07/2013* to 12/31/2013	10/07/2013* to 12/31/2013

$333	$1,407	$489	$15	$4	$0	$0	$0

91	313	140	0	0	0	0	0
0	0	0	0	0	0	0	0

91	313	140	0	0	0	0	0

242	1,094	349	15	4	0	0	0

0	0	0	0	0	0	0	0
416	3,047	641	0	0	0	0	0
2,030	14,607	5,552	102	24	12	1	11

2,446	17,654	6,193	102	24	12	1	11

$2,688	$18,748	$6,542	$117	$28	$12	$1	$11

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

	SUBACCOUNTS
	Hartford Capital Appreciation HLS Fund – Class IB	Hartford Disciplined Equity HLS Fund – Class IB	Hartford Dividend and Growth HLS Fund – Class IB
ASSETS
Investment in the portfolios, at fair value	$631	$417	$1,794

Net Assets	$631	$417	$1,794

NET ASSETS, representing:
Accumulation units	$631	$417	$1,794

	$631	$417	$1,794

Units outstanding	58	38	164

Portfolio shares held	11	23	66
Portfolio net asset value per share	$59.18	$18.27	$26.99
Investment in portfolio shares, at cost	$612	$408	$1,780

STATEMENTS OF OPERATIONS For the year ended December 31, 2013
	SUBACCOUNTS
	Hartford Capital Appreciation HLS Fund – Class IB	Hartford Disciplined Equity HLS Fund – Class IB	Hartford Dividend and Growth HLS Fund – Class IB
	10/07/2013* to 12/31/2013	10/07/2013* to 12/31/2013	10/07/2013* to 12/31/2013
INVESTMENT INCOME
Dividend income	$4	$3	$7

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	0	0	0
Reimbursement for excess expenses	0	0	0

NET EXPENSES	0	0	0

NET INVESTMENT INCOME (LOSS)	4	3	7

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	2	0	2
Realized gain (loss) on shares redeemed	0	0	0
Net change in unrealized gain (loss) on investments	19	9	14

NET GAIN (LOSS) ON INVESTMENTS	21	9	16

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$25	$12	$23

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A13

[THIS PAGE INTENTIONALLY LEFT BLANK]

A14

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Equity Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(154,387)	$(259,097)	$5,009,217	$8,663,981	$(899,780)	$114,901
Capital gains distributions received	0	0	3,812,412	9,532,048	0	0
Realized gain (loss) on shares redeemed	0	0	78,520	28,786,827	2,513,241	1,005,090
Net change in unrealized gain (loss) on investments	0	0	(10,276,083)	(21,902,499)	48,488,543	17,443,702

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(154,387)	(259,097)	(1,375,934)	25,080,357	50,102,004	18,563,693

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,803,397	15,673,377	2,184,040	1,953,370	5,016,533	5,327,079
Policy loans	(131,456)	(235,788)	(684,239)	(790,695)	(2,779,112)	(2,732,875)
Policy loan repayments and interest	164,698	167,587	542,468	499,290	2,968,995	3,281,739
Surrenders, withdrawals and death benefits	(876,973)	(5,363,441)	(1,318,185)	(1,234,065)	(4,894,565)	(4,980,062)
Net transfers between other subaccounts or fixed rate option	(1,732,413)	(100,399,510)	(1,566,934)	(322,334,685)	(3,592,137)	(3,011,078)
Other charges	(1,566,388)	(2,296,493)	(2,339,274)	(4,853,016)	(3,987,563)	(4,038,604)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,660,865	(92,454,268)	(3,182,124)	(326,759,801)	(7,267,849)	(6,153,801)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,506,478	(92,713,365)	(4,558,058)	(301,679,444)	42,834,155	12,409,892

NET ASSETS
Beginning of period	56,364,661	149,078,026	138,194,532	439,873,976	155,662,382	143,252,490

End of period	$61,871,139	$56,364,661	$133,636,474	$138,194,532	$198,496,537	$155,662,382

Beginning units	40,437,376	110,815,796	49,779,025	193,012,650	19,442,038	19,935,871

Units issued	7,820,145	10,215,780	990,007	41,864,025	1,288,918	1,601,578
Units redeemed	(3,446,291)	(80,594,200)	(1,632,558)	(185,097,650)	(1,913,064)	(2,095,411)

Ending units	44,811,230	40,437,376	49,136,474	49,779,025	18,817,892	19,442,038

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio		Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$(1,110,174)	$3,630,162	$(595,739)	$1,886,819	$76,435,791	$66,932,749	$(214,881)	$472,793
0	0	0	0	0	0	0	115,939
2,166,693	1,002,535	1,481,350	1,007,565	1,348,018	407,799	903,662	283,697
46,466,153	24,225,351	17,584,715	9,019,065	5,445,115	58,459,326	11,631,057	4,459,999

47,522,672	28,858,048	18,470,326	11,913,449	83,228,924	125,799,874	12,319,838	5,332,428

8,312,019	8,565,293	4,318,578	4,416,239	91,516,160	954,004	2,526,215	2,391,166
(3,800,564)	(3,750,762)	(1,631,044)	(1,593,929)	(300,363)	(278,751)	(1,188,356)	(1,149,329)
4,716,059	4,166,719	1,790,173	1,873,055	185,170	289,946	444,032	463,914
(7,463,840)	(6,788,737)	(3,466,716)	(3,339,896)	(3,773,701)	(645,120)	(1,567,383)	(1,283,348)
(3,973,509)	(5,099,352)	(2,042,207)	(2,238,341)	(5,831,215)	416,289,931	(372,308)	(71,801)
(6,546,548)	(6,700,985)	(3,355,638)	(3,441,609)	(14,115,904)	(9,742,409)	(1,276,430)	(1,254,987)

(8,756,383)	(9,607,824)	(4,386,854)	(4,324,481)	67,680,147	406,867,601	(1,434,230)	(904,385)

38,766,289	19,250,224	14,083,472	7,588,968	150,909,071	532,667,475	10,885,608	4,428,043

246,014,855	226,764,631	120,313,938	112,724,970	1,212,629,967	679,962,492	39,768,934	35,340,891

$284,781,144	$246,014,855	$134,397,410	$120,313,938	$1,363,539,038	$1,212,629,967	$50,654,542	$39,768,934

32,329,838	33,600,948	19,324,189	20,045,717	422,166,636	234,169,579	15,253,717	15,240,768

1,678,110	1,844,704	1,009,747	1,161,057	36,822,519	192,925,047	1,462,989	1,761,973
(2,738,877)	(3,115,814)	(1,661,153)	(1,882,585)	(8,293,398)	(4,927,990)	(1,729,126)	(1,749,024)

31,269,071	32,329,838	18,672,783	19,324,189	450,695,757	422,166,636	14,987,580	15,253,717

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	Prudential Value Portfolio		Prudential Natural Resources Portfolio		Prudential Global Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(141,667)	$103,458	$(101,800)	$(23,266)	$(67,294)	$125,527
Capital gains distributions received	0	0	0	1,478,889	0	0
Realized gain (loss) on shares redeemed	186,338	(150,158)	351,538	240,533	167,907	(5,508)
Net change in unrealized gain (loss) on investments	7,612,075	2,999,874	1,372,348	(2,270,102)	3,079,647	1,643,930

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,656,746	2,953,174	1,622,086	(573,946)	3,180,260	1,763,949

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,356,022	1,150,190	546,341	563,532	660,940	706,977
Policy loans	(384,503)	(393,297)	(232,881)	(435,640)	(205,935)	(181,150)
Policy loan repayments and interest	287,628	303,351	355,629	452,762	162,213	120,334
Surrenders, withdrawals and death benefits	(662,696)	(657,450)	(517,426)	(587,038)	(442,747)	(374,833)
Net transfers between other subaccounts or fixed rate option	268,455	(374,631)	(1,135,512)	(775,723)	(38,063)	(252,530)
Other charges	(696,078)	(662,311)	(402,257)	(449,203)	(366,430)	(368,955)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	168,828	(634,148)	(1,386,106)	(1,231,310)	(230,022)	(350,157)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,825,574	2,319,026	235,980	(1,805,256)	2,950,238	1,413,792

NET ASSETS
Beginning of period	23,598,471	21,279,445	17,542,739	19,347,995	11,996,901	10,583,109

End of period	$31,424,045	$23,598,471	$17,778,719	$17,542,739	$14,947,139	$11,996,901

Beginning units	3,230,501	3,307,570	1,025,178	1,083,067	5,762,097	5,897,804

Units issued	242,432	211,080	137,430	139,418	586,421	581,235
Units redeemed	(289,361)	(288,149)	(205,565)	(197,307)	(671,445)	(716,942)

Ending units	3,183,572	3,230,501	957,043	1,025,178	5,677,073	5,762,097

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)
Prudential Government Income Portfolio		Prudential Jennison Portfolio		Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$41,166	$54,338	$(144,133)	$(84,781)	$(78,551)	$1,313	$(452)	$483
108,345	117,293	0	0	0	532,850	0	0
(14,159)	13,196	531,843	301,252	175,760	33,825	3,502	(2,285)
(239,748)	(76,088)	9,206,955	3,342,461	4,372,372	927,981	4,025	22,058

(104,396)	108,739	9,594,665	3,558,932	4,469,581	1,495,969	7,075	20,256

122,697	125,482	1,633,058	1,710,027	535,042	337,130	3,111	4,474
(35,614)	(33,256)	(577,749)	(574,441)	(139,289)	(196,549)	0	(1,380)
47,924	74,142	459,470	442,969	175,335	172,290	0	406
(159,687)	(121,285)	(1,105,195)	(953,765)	(242,297)	(311,623)	0	(13,455)
(328,726)	(42,394)	(69,651)	79,842	396,368	(98,525)	(108,114)	6,078
(91,337)	(99,797)	(877,477)	(893,908)	(277,536)	(250,646)	(2,600)	(5,321)

(444,743)	(97,108)	(537,544)	(189,276)	447,623	(347,923)	(107,603)	(9,198)

(549,139)	11,631	9,057,121	3,369,656	4,917,204	1,148,046	(100,528)	11,058

3,698,516	3,686,885	26,196,215	22,826,559	11,003,924	9,855,878	136,028	124,970

$3,149,377	$3,698,516	$35,253,336	$26,196,215	$15,921,128	$11,003,924	$35,500	$136,028

885,105	908,874	11,705,132	11,703,412	2,269,073	2,354,082	127,851	136,231

48,213	90,456	1,096,875	1,437,848	282,692	163,170	2,795	10,890
(156,944)	(114,225)	(1,303,864)	(1,436,128)	(227,429)	(248,179)	(101,127)	(19,270)

776,374	885,105	11,498,143	11,705,132	2,324,336	2,269,073	29,519	127,851

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares		MFS® Growth Series – Initial Class		VP Value Fund
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(245)	$(575)	$(756)	$(923)	$2,553	$2,952
Capital gains distributions received	0	5,689	866	0	0	0
Realized gain (loss) on shares redeemed	42,759	1,923	601	5,197	9,617	(777)
Net change in unrealized gain (loss) on investments	34,867	45,101	34,605	11,336	74,222	33,352

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	77,381	52,138	35,316	15,610	86,392	35,527

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	18,281	18,951	3,982	1,784	6,109	5,570
Policy loans	0	0	(334)	(15,857)	0	0
Policy loan repayments and interest	0	0	599	103	0	0
Surrenders, withdrawals and death benefits	(3,082)	(2,967)	0	0	0	(6,421)
Net transfers between other subaccounts or fixed rate option	(170,122)	0	321	1,007	(38,027)	10,565
Other charges	(8,716)	(10,027)	(665)	(655)	(6,464)	(6,051)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(163,639)	5,957	3,903	(13,618)	(38,382)	3,663

TOTAL INCREASE (DECREASE) IN NET ASSETS	(86,258)	58,095	39,219	1,992	48,010	39,190

NET ASSETS
Beginning of period	354,208	296,113	96,129	94,137	298,098	258,908

End of period	$267,950	$354,208	$135,348	$96,129	$346,108	$298,098

Beginning units	416,405	410,021	120,229	136,972	139,545	137,620

Units issued	18,494	22,190	5,693	3,838	11,981	8,162
Units redeemed	(201,096)	(15,806)	(1,114)	(20,581)	(27,423)	(6,237)

Ending units	233,803	416,405	124,808	120,229	124,103	139,545

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)
FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2		Prudential SP Small Cap Value Portfolio		Janus Aspen Janus Portfolio – Service Shares		Prudential SP Prudential U.S. Emerging Growth Portfolio
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$(2,640)	$(2,282)	$(24,233)	$15,394	$4,731	$1,900	$(28,479)	$14,929
20,863	17,956	0	0	0	16,584	0	672,894
10,748	1,818	173,748	86,445	23,423	17,823	158,518	119,662
63,394	5,211	2,876,763	1,026,910	273,356	117,659	2,684,444	626,498

92,365	22,703	3,026,278	1,128,749	301,510	153,966	2,814,483	1,433,983

23,089	24,050	874,119	885,560	113,267	118,346	1,028,564	1,018,392
0	(1,535)	(239,720)	(198,545)	(30,039)	(18,635)	(250,758)	(223,639)
0	406	56,873	54,785	7,997	8,325	67,185	60,624
0	(8,249)	(343,015)	(425,636)	(35,021)	(48,847)	(340,663)	(501,522)
(56,083)	4,356	46,360	(71,416)	(13,871)	(13,513)	39,050	(9,030)
(5,698)	(7,171)	(392,295)	(376,498)	(41,091)	(41,301)	(435,793)	(443,511)

(38,692)	11,857	2,322	(131,750)	1,242	4,375	107,585	(98,686)

53,673	34,560	3,028,600	996,999	302,752	158,341	2,922,068	1,335,297

268,426	233,866	8,147,982	7,150,983	1,007,226	848,885	9,943,757	8,608,460

$322,099	$268,426	$11,176,582	$8,147,982	$1,309,978	$1,007,226	$12,865,825	$9,943,757

269,553	257,437	4,040,411	4,103,041	837,485	832,771	4,806,060	4,844,230

22,648	29,372	455,241	520,935	89,808	116,770	534,129	581,035
(55,970)	(17,256)	(446,116)	(583,565)	(87,219)	(112,056)	(494,418)	(619,205)

236,231	269,553	4,049,536	4,040,411	840,074	837,485	4,845,771	4,806,060

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	Prudential SP International Growth Portfolio		Prudential SP International Value Portfolio		Janus Aspen Overseas Portfolio – Service Shares
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(9,271)	$8,264	$(12,404)	$68,715	$11,048	$1,378
Capital gains distributions received	0	0	0	0	0	27,244
Realized gain (loss) on shares redeemed	10,100	(25,808)	(10,291)	(58,806)	(3,725)	(7,029)
Net change in unrealized gain (loss) on investments	525,932	514,726	676,033	449,975	45,280	11,987

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	526,761	497,182	653,338	459,884	52,603	33,580

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	364,369	378,658	374,214	387,684	119,710	99,054
Policy loans	(76,995)	(73,755)	(52,375)	(52,658)	(4,001)	(142)
Policy loan repayments and interest	19,048	20,927	13,606	20,962	354	136
Surrenders, withdrawals and death benefits	(81,894)	(97,072)	(94,406)	(128,411)	(9,019)	(3,483)
Net transfers between other subaccounts or fixed rate option	(5,601)	20,932	(75,288)	11,106	(7,674)	(7,490)
Other charges	(150,669)	(149,310)	(133,090)	(141,896)	(43,100)	(39,037)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	68,258	100,380	32,661	96,787	56,270	49,038

TOTAL INCREASE (DECREASE) IN NET ASSETS	595,019	597,562	685,999	556,671	108,873	82,618

NET ASSETS
Beginning of period	2,809,709	2,212,147	3,284,915	2,728,244	306,218	223,600

End of period	$3,404,728	$2,809,709	$3,970,914	$3,284,915	$415,091	$306,218

Beginning units	1,848,039	1,776,511	2,195,771	2,123,854	38,122	31,474

Units issued	274,207	319,966	259,634	337,267	18,749	15,024
Units redeemed	(235,377)	(248,438)	(238,512)	(265,350)	(11,608)	(8,376)

Ending units	1,886,869	1,848,039	2,216,893	2,195,771	45,263	38,122

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)
Goldman Sachs Structured Small Cap Equity Fund		M Large Cap Growth Fund		M International Equity Fund		M Large Cap Value Fund
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$553	$539	$293	$18	$432	$350	$1,715	$372
8,637	0	2,648	0	0	0	5,423	0
669	66	2,576	989	(66)	(618)	1,083	466
9,801	5,137	9,286	5,160	2,410	3,648	8,799	6,022

19,660	5,742	14,803	6,167	2,776	3,380	17,020	6,860

4,577	4,630	12,247	12,245	0	0	12,058	12,060
0	0	(3,774)	(3,600)	0	(1)	0	0
0	0	1,380	2,715	0	0	0	0
(2,058)	(1,902)	0	0	0	0	0	0
0	0	(4,740)	0	0	0	0	0
(1,043)	(953)	(5,167)	(8,031)	(1,568)	(3,317)	(4,841)	(6,758)

1,476	1,775	(54)	3,329	(1,568)	(3,318)	7,217	5,302

21,136	7,517	14,749	9,496	1,208	62	24,237	12,162

54,947	47,430	40,597	31,101	17,966	17,904	45,497	33,335

$76,083	$54,947	$55,346	$40,597	$19,174	$17,966	$69,734	$45,497

30,789	29,927	2,283	2,086	1,109	1,334	2,742	2,356

2,204	2,577	701	904	0	0	640	827
(1,496)	(1,715)	(698)	(707)	(91)	(225)	(251)	(441)

31,497	30,789	2,286	2,283	1,018	1,109	3,131	2,742

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	AST Cohen & Steers Realty Portfolio		AST J.P. Morgan Strategic Opportunities Portfolio		AST Herndon Large-Cap Value Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(498)	$5,100	$(853)	$3,467	$(391)	$3,017
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	21,598	8,866	8,223	1,823	7,232	5,132
Net change in unrealized gain (loss) on investments	(9,183)	34,084	38,242	19,794	108,293	27,821

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,917	48,050	45,612	25,084	115,134	35,970

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	117,351	163,696	294,997	209,835	101,161	98,575
Policy loans	(20,357)	(14,066)	(3,869)	(967)	(10,009)	(24,446)
Policy loan repayments and interest	1,400	400	96	12	4,865	3,862
Surrenders, withdrawals and death benefits	(5,947)	(15,983)	(7,681)	(5,888)	(5,992)	(20,989)
Net transfers between other subaccounts or fixed rate option	11,316	37,382	21,749	32,712	(3,268)	16,572
Other charges	(42,533)	(44,871)	(149,631)	(106,168)	(44,199)	(44,746)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	61,230	126,558	155,661	129,536	42,558	28,828

TOTAL INCREASE (DECREASE) IN NET ASSETS	73,147	174,608	201,273	154,620	157,692	64,798

NET ASSETS
Beginning of period	441,910	267,302	339,507	184,887	314,549	249,751

End of period	$515,057	$441,910	$540,780	$339,507	$472,241	$314,549

Beginning units	27,542	19,198	23,848	14,376	25,505	22,942

Units issued	13,605	12,312	23,630	17,406	7,797	10,850
Units redeemed	(9,990)	(3,968)	(13,216)	(7,934)	(4,831)	(8,287)

Ending units	31,157	27,542	34,262	23,848	28,471	25,505

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)
AST Federated Aggressive Growth Portfolio		AST Small-Cap Value Portfolio		AST Goldman Sachs Mid-Cap Growth Portfolio		AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$(216)	$(158)	$(487)	$1,229	$(311)	$(241)	$(3,084)	$2,378
0	0	0	0	0	23,971	0	0
5,252	1,609	8,207	7,127	5,660	26,218	31,377	14,989
70,948	24,645	144,836	48,538	80,820	1,331	414,503	105,770

75,984	26,096	152,556	56,894	86,169	51,279	442,796	123,137

71,138	67,100	110,677	114,989	95,554	71,318	200,761	217,463
(6,423)	(2,330)	(17,964)	(17,873)	(8,353)	(52,492)	(36,991)	(22,805)
839	20	3,095	2,499	403	250	8,550	4,413
(4,071)	(1,540)	(6,367)	(12,241)	(5,259)	(10,949)	(39,225)	(70,191)
6,013	(915)	8,228	5,446	17,206	(41,524)	(3,192)	36,104
(38,810)	(35,695)	(49,150)	(51,457)	(51,153)	(44,531)	(91,695)	(94,669)

28,686	26,640	48,519	41,363	48,398	(77,928)	38,208	70,315

104,670	52,736	201,075	98,257	134,567	(26,649)	481,004	193,452

178,396	125,660	395,957	297,700	245,189	271,838	1,200,485	1,007,033

$283,066	$178,396	$597,032	$395,957	$379,756	$245,189	$1,681,489	$1,200,485

12,617	10,661	26,521	23,538	14,206	18,821	106,295	100,414

5,153	5,479	7,078	8,199	5,718	5,862	17,805	23,449
(3,538)	(3,523)	(4,466)	(5,216)	(3,262)	(10,477)	(14,996)	(17,568)

14,232	12,617	29,133	26,521	16,662	14,206	109,104	106,295

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	AST MFS Growth Portfolio		AST Neuberger Berman Mid-Cap Growth Portfolio		AST PIMCO Limited Maturity Bond Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(165)	$(117)	(14)	$(14)	$(232)	$1,469
Capital gains distributions received	0	0	0	0	0	4,030
Realized gain (loss) on shares redeemed	3,806	2,050	153	650	(154)	376
Net change in unrealized gain (loss) on investments	48,419	15,523	3,732	1,000	(5,006)	1,028

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	52,060	17,456	3,871	1,636	(5,392)	6,903

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	49,889	40,813	0	0	52,924	49,596
Policy loans	(1,453)	(1,342)	(2)	(4)	(2,644)	(807)
Policy loan repayments and interest	171	127	0	0	123	17
Surrenders, withdrawals and death benefits	(3,270)	(2,913)	(8)	(1,814)	(3,471)	(68,273)
Net transfers between other subaccounts or fixed rate option	4,807	2,485	0	(819)	29,147	64,822
Other charges	(29,489)	(24,068)	(481)	(890)	(29,320)	(26,347)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	20,655	15,102	(491)	(3,527)	46,759	19,008

TOTAL INCREASE (DECREASE) IN NET ASSETS	72,715	32,558	3,380	(1,891)	41,367	25,911

NET ASSETS
Beginning of period	131,895	99,337	12,164	14,055	212,304	186,393

End of period	$204,610	$131,895	15,544	$12,164	$253,671	$212,304

Beginning units	9,560	8,422	741	961	15,446	14,183

Units issued	3,520	3,357	0	0	6,176	8,507
Units redeemed	(2,221)	(2,219)	(26)	(220)	(2,738)	(7,244)

Ending units	10,859	9,560	715	741	18,884	15,446

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)
AST T. Rowe Price Natural Resources Portfolio		AST MFS Global Equity Portfolio		AST JPMorgan International Equity Portfolio		AST Templeton Global Bond Portfolio
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$(786)	$2,359	$(156)	$1,162	$(423)	$5,695	$(177)	$3,396
0	0	0	0	0	0	0	2,468
493	(7,155)	2,365	2,067	5,103	1,544	(417)	97
112,281	34,330	37,912	17,847	56,627	55,944	(5,569)	1,673

111,988	29,534	40,121	21,076	61,307	63,183	(6,163)	7,634

234,415	231,075	167,997	26,866	117,228	107,836	53,894	48,881
(28,275)	(14,386)	(2,598)	(1,804)	(10,235)	(3,470)	(3,050)	(1,210)
4,833	3,635	117	34	1,429	590	192	141
(30,702)	(46,974)	(869)	(3,173)	(9,761)	(14,451)	(3,398)	(4,238)
(15,959)	(53,373)	14,694	7,019	855	18,092	4,139	15,667
(91,947)	(104,297)	(21,917)	(15,623)	(47,940)	(51,266)	(22,793)	(28,031)

72,365	15,680	157,424	13,319	51,576	57,331	28,984	31,210

184,353	45,214	197,545	34,395	112,883	120,514	22,821	38,844

703,811	658,597	119,472	85,077	374,293	253,779	170,547	131,703

$888,164	$703,811	$317,017	$119,472	$487,176	$374,293	$193,368	$170,547

49,655	48,098	7,261	6,357	27,974	23,100	11,695	9,494

17,046	17,499	9,272	3,078	8,677	10,723	4,520	4,610
(12,339)	(15,942)	(1,423)	(2,174)	(5,057)	(5,849)	(2,424)	(2,409)

54,362	49,655	15,110	7,261	31,594	27,974	13,791	11,695

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	M Capital Appreciation Fund		American Century VP Mid Cap Value Fund – Class 1 Shares		AST Large-Cap Value Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$0	$90	$1,401	$1,562	$(7,396)	$84,548
Capital gains distributions received	4,034	1,818	1,598	3,789	0	0
Realized gain (loss) on shares redeemed	502	207	2,695	790	48,239	(12,265)
Net change in unrealized gain (loss) on investments	7,931	2,196	25,919	5,353	1,090,715	326,133

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,467	4,311	31,613	11,494	1,131,558	398,416

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,613	8,613	33,910	28,063	391,407	399,268
Policy loans	0	0	(3,529)	(70)	(116,338)	(61,158)
Policy loan repayments and interest	0	0	90	1	19,198	14,062
Surrenders, withdrawals and death benefits	0	0	(567)	(448)	(118,293)	(89,567)
Net transfers between other subaccounts or fixed rate option	0	0	17,818	6,036	136,060	(42,512)
Other charges	(2,934)	(4,424)	(17,042)	(14,032)	(171,543)	(160,547)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,679	4,189	30,680	19,550	140,491	59,546

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,146	8,500	62,293	31,044	1,272,049	457,962

NET ASSETS
Beginning of period	28,941	20,441	95,909	64,865	2,823,693	2,365,731

End of period	$47,087	$28,941	$158,202	$95,909	$4,095,742	$2,823,693

Beginning units	1,433	1,189	6,995	5,498	305,177	298,226

Units issued	365	480	3,388	2,840	54,650	51,063
Units redeemed	(123)	(236)	(1,506)	(1,343)	(42,606)	(44,112)

Ending units	1,675	1,433	8,877	6,995	317,221	305,177

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)
AST Small-Cap Growth Portfolio		The Dreyfus Socially Responsible Growth Fund – Service Shares		Prudential Jennison 20/20 Focus Portfolio		JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$(5,940)	$(4,815)	$21	$11	$(639)	$(435)	$807	$221
0	0	0	0	0	13,917	0	0
92,600	28,848	1,985	41	11,254	19,059	8,674	401
688,088	195,763	844	144	155,273	17,067	14,114	4,395

774,748	219,796	2,850	196	165,888	49,608	23,595	5,017

235,302	246,505	2,854	1,269	427,970	192,841	21,116	11,912
(47,532)	(36,542)	0	0	(3,189)	(624)	(1,859)	(259)
10,806	11,759	0	0	57	26	101	4
(140,324)	(44,729)	(1,521)	0	(10,177)	(25,641)	(7,268)	(19)
53,525	123,199	2,883	743	(13,442)	2,924	31,457	2,865
(114,799)	(110,610)	(2,288)	(609)	(111,066)	(92,369)	(10,043)	(6,075)

(3,022)	189,582	1,928	1,403	290,153	77,157	33,504	8,428

771,726	409,378	4,778	1,599	456,041	126,765	57,099	13,445

2,226,102	1,816,724	3,308	1,709	511,386	384,621	41,080	27,635

$2,997,828	$2,226,102	$8,086	$3,308	$967,427	$511,386	$98,179	$41,080

162,459	148,419	278	161	46,212	38,554	3,419	2,669

23,412	31,786	1,600	178	32,875	24,345	5,895	1,516
(23,679)	(17,746)	(1,369)	(61)	(11,710)	(16,687)	(3,495)	(766)

162,192	162,459	509	278	67,377	46,212	5,819	3,419

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	MFS® Utilities Series – Initial Class		Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares		AST T. Rowe Price Large-Cap Growth Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$5,295	$10,333	$22	$(1)	$(5,327)	$(4,297)
Capital gains distributions received	4,413	0	0	0	0	0
Realized gain (loss) on shares redeemed	3,908	1,366	677	359	61,612	34,061
Net change in unrealized gain (loss) on investments	28,745	7,399	1,417	171	728,601	226,339

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	42,361	19,098	2,116	529	784,886	256,103

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	253,857	49,553	2,216	2,059	258,809	261,476
Policy loans	(1,608)	(56)	(858)	(1,604)	(62,474)	(49,692)
Policy loan repayments and interest	111	6	103	14	12,126	14,978
Surrenders, withdrawals and death benefits	(4,244)	(68)	(1,686)	(800)	(68,289)	(71,174)
Net transfers between other subaccounts or fixed rate option	19,809	12,938	9,053	74	60,989	11,055
Other charges	(38,160)	(26,082)	(1,547)	(1,676)	(125,998)	(107,945)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	229,765	36,291	7,281	(1,933)	75,163	58,698

TOTAL INCREASE (DECREASE) IN NET ASSETS	272,126	55,389	9,397	(1,404)	860,049	314,801

NET ASSETS
Beginning of period	179,142	123,753	4,655	6,059	1,777,861	1,463,060

End of period	$451,268	$179,142	$14,052	$4,655	$2,637,910	$1,777,861

Beginning units	15,307	11,988	428	617	139,265	134,428

Units issued	21,231	5,913	828	205	26,519	27,787
Units redeemed	(4,512)	(2,594)	(314)	(394)	(21,986)	(22,950)

Ending units	32,026	15,307	942	428	143,798	139,265

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)
AST Schroders Multi-Asset World Strategies Portfolio		AST PIMCO Total Return Bond Portfolio		AST T. Rowe Price Asset Allocation Portfolio		AST Wellington Management Hedged Equity Portfolio
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$(473)	$2,187	$(23,021)	$222,567	$(2,424)	$5,050	$(17,368)	$7,423
0	0	0	97,891	0	3,893	0	0
2,855	298	26,303	20,961	11,513	5,046	140,843	94,166
23,191	9,505	(204,798)	436,325	145,434	37,965	1,564,872	679,761

25,573	11,990	(201,516)	777,744	154,523	51,954	1,688,347	781,350

127,570	94,433	959,511	1,190,164	557,037	399,962	1,411,464	1,531,618
(1,742)	(198)	(211,487)	(132,624)	(11,802)	(1,506)	(207,840)	(198,714)
33	1	42,999	31,690	186	5	47,470	27,024
(5,974)	(6,019)	(227,307)	(271,762)	(4,437)	(5,510)	(184,805)	(316,073)
(1,713)	6,065	34,601	23,805	520,025	59,685	(86,836)	(122,193)
(61,132)	(47,896)	(416,003)	(451,608)	(279,732)	(185,807)	(589,932)	(655,955)

57,042	46,386	182,314	389,665	781,277	266,829	389,521	265,707

82,615	58,376	(19,202)	1,167,409	935,800	318,783	2,077,868	1,047,057

151,031	92,655	9,708,308	8,540,899	606,600	287,817	8,182,488	7,135,431

$233,646	$151,031	$9,689,106	$9,708,308	$1,542,400	$606,600	$10,260,356	$8,182,488

10,026	6,819	809,730	777,010	38,141	20,488	655,285	633,239

8,477	7,028	103,758	118,902	63,199	31,229	114,369	129,219
(4,911)	(3,821)	(88,347)	(86,182)	(18,125)	(13,576)	(86,533)	(107,173)

13,592	10,026	825,141	809,730	83,215	38,141	683,121	655,285

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio		AST First Trust Balanced Target Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(35,905)	$107,000	$(13,038)	$34,112	$(407)	$1,479
Capital gains distributions received	0	440,846	0	236,075	0	0
Realized gain (loss) on shares redeemed	237,543	122,927	29,852	16,959	2,971	1,061
Net change in unrealized gain (loss) on investments	2,399,777	861,894	380,196	92,309	21,505	5,904

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,601,415	1,532,667	397,010	379,455	24,069	8,444

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,118,521	2,847,091	688,615	618,675	153,164	87,676
Policy loans	(523,146)	(437,209)	(40,872)	(39,575)	(657)	(198)
Policy loan repayments and interest	204,283	70,744	13,049	12,056	15	0
Surrenders, withdrawals and death benefits	(621,813)	(628,062)	(120,910)	(102,433)	(3,548)	(5,397)
Net transfers between other subaccounts or fixed rate option	111,067	163,612	332,198	66,882	12,580	1,184
Other charges	(1,364,804)	(1,306,345)	(317,232)	(291,226)	(69,122)	(44,814)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	924,108	709,831	554,848	264,379	92,432	38,451

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,525,523	2,242,498	951,858	643,834	116,501	46,895

NET ASSETS
Beginning of period	14,459,998	12,217,500	4,284,435	3,640,601	111,338	64,443

End of period	$17,985,521	$14,459,998	$5,236,293	$4,284,435	$227,839	$111,338

Beginning units	1,151,703	1,092,160	349,694	327,077	7,221	4,612

Units issued	263,161	257,540	80,389	57,502	10,172	6,618
Units redeemed	(194,682)	(197,997)	(37,727)	(34,885)	(4,485)	(4,009)

Ending units	1,220,182	1,151,703	392,356	349,694	12,908	7,221

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)
AST Prudential Growth Allocation Portfolio		AST Advanced Strategies Portfolio		AST Schroders Global Tactical Portfolio		AST RCM World Trends Portfolio
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$(861)	$1,734	$(1,156)	$2,750	$(1,538)	$1,009	$(826)	$459
0	0	0	886	0	1,812	0	4,288
4,096	945	7,984	1,051	11,736	5,322	2,671	1,040
54,521	13,486	62,339	23,525	89,579	35,451	37,433	10,397

57,756	16,165	69,167	28,212	99,777	43,594	39,278	16,184

307,353	136,156	298,894	220,463	379,245	368,646	193,761	165,519
(76)	0	(2,094)	(800)	(1,772)	(253)	(3,272)	0
0	0	827	0	27	0	45	0
(1,607)	(273)	(2,897)	(277)	(2,940)	(335)	(1,674)	(5,357)
174,436	7,784	18,195	29,100	113,712	34,331	2,039	61,640
(126,462)	(65,654)	(137,308)	(97,867)	(203,813)	(186,719)	(93,733)	(70,151)

353,644	78,013	175,617	150,619	284,459	215,670	97,166	151,651

411,400	94,178	244,784	178,831	384,236	259,264	136,444	167,835

202,216	108,038	341,278	162,447	470,593	211,329	266,022	98,187

$613,616	$202,216	$586,062	$341,278	$854,829	$470,593	$402,466	$266,022

13,022	7,836	20,991	11,327	29,060	15,088	18,153	7,371

29,226	10,096	19,490	16,086	27,798	26,849	12,883	16,239
(8,399)	(4,910)	(9,478)	(6,422)	(12,034)	(12,877)	(6,549)	(5,457)

33,849	13,022	31,003	20,991	44,824	29,060	24,487	18,153

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares		AST BlackRock Global Strategies Portfolio		TOPS Aggressive Growth ETF Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$266	$20	$(53,924)	$75,219	$158	$3
Capital gains distributions received	0	0	0	0	35	0
Realized gain (loss) on shares redeemed	1,462	563	190,073	10,820	413	52
Net change in unrealized gain (loss) on investments	5,920	2,797	2,751,794	2,665,753	3,881	365

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,648	3,380	2,887,943	2,751,792	4,487	420

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,981	3,083	4,927,272	4,900,765	20,491	7,168
Policy loans	0	0	(981,153)	(693,542)	0	0
Policy loan repayments and interest	0	0	182,644	129,682	0	0
Surrenders, withdrawals and death benefits	(1,078)	0	(924,435)	(2,207,287)	(253)	0
Net transfers between other subaccounts or fixed rate option	(334)	541	129,623	357,858	9,266	6,574
Other charges	(2,553)	(2,012)	(2,040,746)	(2,128,789)	(12,312)	(5,642)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	16	1,612	1,293,205	358,687	17,192	8,100

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,664	4,992	4,181,148	3,110,479	21,679	8,520

NET ASSETS
Beginning of period	22,381	17,389	26,374,981	23,264,502	9,515	995

End of period	$30,045	$22,381	$30,556,129	$26,374,981	$31,194	$9,515

Beginning units	1,797	1,665	2,550,789	2,512,860	768	94

Units issued	345	383	524,913	561,219	2,037	1,164
Units redeemed	(349)	(251)	(404,853)	(523,290)	(750)	(490)

Ending units	1,793	1,797	2,670,849	2,550,789	2,055	768

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)
TOPS Balanced ETF Portfolio		TOPS Capital Preservation ETF Portfolio		TOPS Growth ETF Portfolio		TOPS Moderate Growth ETF Portfolio
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$57	$0	$47	$0	$181	$5	$147	$13
0	0	32	0	1	23	55	0
48	14	(9)	1	746	211	820	148
149	28	15	2	2,593	665	660	678

254	42	85	3	3,521	904	1,682	839

5,016	2,004	6,061	284	27,224	16,922	16,129	7,017
0	0	0	0	(141)	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	(2)	0	(258)	0
2,744	38	1,685	3	1,490	487	(3,497)	3,617
(3,133)	(1,295)	(2,428)	(137)	(15,092)	(8,974)	(8,047)	(4,087)

4,627	747	5,318	150	13,479	8,435	4,327	6,547

4,881	789	5,403	153	17,000	9,339	6,009	7,386

801	12	156	3	11,515	2,176	9,577	2,191

$5,682	$801	$5,559	$156	$28,515	$11,515	$15,586	$9,577

69	1	14	0	874	191	807	212

643	187	675	26	1,966	1,411	1,266	959
(260)	(119)	(215)	(12)	(1,018)	(728)	(909)	(364)

452	69	474	14	1,822	874	1,164	807

The accompanying notes are an integral part of these financial statements.

A34

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	TOPS Managed Risk Balanced ETF Portfolio		TOPS Managed Risk Growth ETF Portfolio		TOPS Managed Risk Moderate Growth ETF Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$242	$(15)	$1,094	$(53)	$349	$(18)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	416	155	3,047	292	641	208
Net change in unrealized gain (loss) on investments	2,030	764	14,607	2,558	5,552	1,207

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,688	904	18,748	2,797	6,542	1,397

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	52,978	27,586	153,504	46,148	53,776	30,602
Policy loans	(168)	0	(176)	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	(15)	0	(191)	0	(2)	0
Net transfers between other subaccounts or fixed rate option	1,922	4,028	7,391	42,337	10,905	15,229
Other charges	(25,233)	(13,741)	(72,246)	(24,590)	(24,754)	(13,732)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	29,484	17,873	88,282	63,895	39,925	32,099

TOTAL INCREASE (DECREASE) IN NET ASSETS	32,172	18,777	107,030	66,692	46,467	33,496

NET ASSETS
Beginning of period	22,162	3,385	77,147	10,455	39,645	6,149

End of period	$54,334	$22,162	$184,177	$77,147	$86,112	$39,645

Beginning units	2,046	338	7,126	1,042	3,647	613

Units issued	5,093	3,026	15,123	8,677	5,789	4,451
Units redeemed	(2,477)	(1,318)	(7,539)	(2,593)	(2,367)	(1,417)

Ending units	4,662	2,046	14,710	7,126	7,069	3,647

The accompanying notes are an integral part of these financial statements.

A35

SUBACCOUNTS (Continued)
American Funds Growth Fund – Class 2	American Funds Growth- Income Fund – Class 2	Fidelity VIP Contrafund Portfolio – Service Class 2	Fidelity VIP MidCap Portfolio – Service Class 2	Templeton Growth Securities Fund – Class 2	Hartford Capital Appreciation HLS Fund – Class IB	Hartford Disciplined Equity HLS Fund – Class IB	Hartford Dividend and Growth HLS Fund –Class IB
10/07/2013* to 12/31/2013	10/07/2013* to 12/31/2013	10/07/2013* to 12/31/2013	10/07/2013* to 12/31/2013	10/07/2013* to 12/31/2013	10/07/2013* to 12/31/2013	10/07/2013* to 12/31/2013	10/07/2013* to 12/31/2013

$15	$4	$0	$0	$0	$4	$3	$7
0	0	0	0	0	2	0	2
0	0	0	0	0	0	0	0
102	24	12	1	11	19	9	14

117	28	12	1	11	25	12	23

217	28	0	0	0	205	0	24
0	0	0	0	0	0	0	0
0	0	0	0	0	1	0	0
0	0	0	0	0	0	0	0
3,004	5,055	1,364	291	407	400	407	1,749
(31)	(35)	0	0	(2)	0	(2)	(2)

3,190	5,048	1,364	291	405	606	405	1,771

3,307	5,076	1,376	292	416	631	417	1,794

0	0	0	0	0	0	0	0

$3,307	$5,076	$1,376	$292	$416	$631	$417	$1,794

0	0	0	0	0	0	0	0

311	466	126	27	39	58	38	164
(3)	(3)	0	0	0	0	0	0

308	463	126	27	39	58	38	164

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A36

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
December 31, 2013

Note 1:	General

Pruco Life of New Jersey Variable Appreciable Account (the “Account”) was established on January 13, 1984 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America (“Prudential”), a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life of New Jersey’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct. Proceeds from purchases of Pruco Life of New Jersey Variable Appreciable Life (“VAL”), Pruco Life of New Jersey PRUvider Variable Appreciable Life (“PRUvider”), Pruco Life of New Jersey PruSelect III (“PSEL III”), Pruco Life of New Jersey Survivorship Variable Universal Life (“SVUL”), Pruco Life of New Jersey PruLife Custom Premier (“VULII”), Pruco Life of New Jersey MPremier VUL (“MPVUL”), Pruco Life of New Jersey PruLife Custom Premier II (“ENVUL”) and Pruco Life of New Jersey Variable Universal Life Protector (“VULP”) contracts are invested in the Account.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts. There are one hundred thirty two subaccounts within the Account, of which eighty one had activity during 2013. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The name of each Portfolio and the corresponding subaccount name are as follows:
American Century VP Income & Growth Fund*
American Century VP Mid Cap Value Fund – Class 1 Shares
VP Value Fund
American Funds Growth Fund – Class 2
American Funds Growth-Income Fund – Class 2
American Funds International Fund – Class 2*
AST Advanced Strategies Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST Cohen & Steers Realty Portfolio
AST Federated Aggressive Growth Portfolio
AST First Trust Balanced Target Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Herndon Large-Cap Value Portfolio (formerly AST BlackRock Value Portfolio)
AST J.P. Morgan International Equity Portfolio (formerly AST JPMorgan International Equity Portfolio)
AST J.P. Morgan Strategic Opportunities Portfolio
AST Large-Cap Value Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio (formerly AST Marsico Capital Growth Portfolio)
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Growth Allocation Portfolio (formerly AST First Trust Capital Appreciation Target Portfolio)
AST RCM World Trends Portfolio (formerly AST Moderate Asset Allocation Portfolio)
AST Schroders Global Tactical Portfolio
AST Schroders Multi-Asset World Strategies Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio (formerly AST T. Rowe Price Global Bond Portfolio)
AST Wellington Management Hedged Equity Portfolio

A37

Note 1:	General (Continued)

Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares*
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares
Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares*
Fidelity VIP Contrafund Portfolio – Service Class 2
Fidelity VIP MidCap Portfolio – Service Class 2
Franklin Income Securities Fund – Class 2*
FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
Goldman Sachs Structured Small Cap Equity Fund
Hartford Capital Appreciation HLS Fund – Class IB
Hartford Disciplined Equity HLS Fund – Class IB
Hartford Dividend and Growth HLS Fund – Class IB
Hartford Growth Opportunities HLS Fund – Class IB*
Invesco V.I. Technology Fund*
Invesco V.I. Utilities Fund*
Janus Aspen Balanced Portfolio – Service Shares*
Janus Aspen Enterprise Portfolio – Service Shares*
Janus Aspen Janus Portfolio – Institutional Shares
Janus Aspen Janus Portfolio – Service Shares
Janus Aspen Overseas Portfolio – Service Shares
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares
M Capital Appreciation Fund
M International Equity Fund
M Large Cap Growth Fund
M Large Cap Value Fund (formerly M Business Opportunity Value)
MFS Research Bond – Initial Class*
MFS Value Series – Initial Class*
MFS® Growth Series – Initial Class
MFS® Utilities Series – Initial Class
Mutual Shares Securities Fund – Class 2*
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares
Oppenheimer Discovery Mid-Cap Growth Fund/VA Service Shares (formerly Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares)*
ProFund VP Asia 30*
ProFund VP Banks*
ProFund VP Basic Materials*
ProFund VP Bear*
ProFund VP Biotechnology*
ProFund VP Bull*
ProFund VP Consumer Goods Portfolio*
ProFund VP Consumer Services*
ProFund VP Europe 30*
ProFund VP Financials*
ProFund VP Health Care*
ProFund VP Industrials*
ProFund VP Internet*
ProFund VP Japan*
ProFund VP Mid-Cap Growth*
ProFund VP Mid-Cap Value*
ProFund VP Money Market*
ProFund VP NASDAQ-100*
ProFund VP Oil & Gas*
ProFund VP Pharmaceuticals*
ProFund VP Precious Metals*
ProFund VP Real Estate*
ProFund VP Rising Rates Opportunity*
ProFund VP Semiconductor*
ProFund VP Short NASDAQ-100*
ProFund VP Short Small-Cap*
ProFund VP Small-Cap*
ProFund VP Small-Cap Growth*
ProFund VP Small-Cap Value*
ProFund VP Technology*
ProFund VP Telecommunications*
ProFund VP U.S. Government Plus*
ProFund VP UltraBull*
ProFund VP UltraMid-Cap*
ProFund VP UltraNASDAQ-100*
ProFund VP UltraSmall-Cap*
ProFund VP Utilities*
Prudential Conservative Balanced Portfolio
Prudential Diversified Bond Portfolio
Prudential Equity Portfolio
Prudential Flexible Managed Portfolio
Prudential Global Portfolio
Prudential Government Income Portfolio
Prudential High Yield Bond Portfolio
Prudential Jennison 20/20 Focus Portfolio
Prudential Jennison Portfolio
Prudential Money Market Portfolio
Prudential Natural Resources Portfolio
Prudential Small Capitalization Stock Portfolio
Prudential SP International Growth Portfolio
Prudential SP International Value Portfolio
Prudential SP Prudential U.S. Emerging Growth Portfolio
Prudential SP Small Cap Value Portfolio
Prudential Stock Index Portfolio
Prudential Value Portfolio
T. Rowe Price International Stock Portfolio
Templeton Growth Securities Fund – Class 2
The Dreyfus Socially Responsible Growth Fund – Service Shares
TOPS Aggressive Growth ETF Portfolio
TOPS Balanced ETF Portfolio
TOPS Capital Preservation ETF Portfolio
TOPS Growth ETF Portfolio
TOPS Managed Risk Balanced ETF Portfolio (formerly TOPS Protected Balanced ETF Portfolio)
TOPS Managed Risk Growth ETF Portfolio (formerly TOPS Protected Growth ETF Portfolio)
TOPS Managed Risk Moderate Growth ETF Portfolio (formerly TOPS Protected Moderate Growth ETF Portfolio)
TOPS Moderate Growth ETF Portfolio

*	Subaccount was available for investment but had no assets as of December 31, 2013.
At December 31, 2013 and 2012 there were no balances or transactions for the periods that ended pertaining to the following funds: American Century VP Income & Growth Fund, American Funds International Fund—Class 2, Dreyfus Investment Portfolios, MidCap Stock Portfolio—Initial Shares, Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio—Initial Shares, Franklin Income Securities Fund—Class 2, Hartford Growth Opportunities HLS Fund—Class IB, Invesco V.I.Technology Fund, Invesco V.I. Utilities

A38

Note 1:	General (Continued)

Fund, Janus Aspen Balanced Portfolio—Service Shares, Janus Aspen Enterprise Portfolio—Service Shares, MFS Research Bond—Initial Class, MFS Value Series—Initial Class, Mutual Shares Securities Fund—Class 2, Oppenheimer Discovery Mid-Cap Growth Fund/VA Service Shares, ProFund VP Asia 30, ProFund VP Banks, ProFund VP Basic Materials, ProFund VP Bear, ProFund VP Biotechnology, ProFund VP Bull, ProFund VP Consumer Goods Portfolio, ProFund VP Consumer Services, ProFund VP Europe 30, ProFund VP Financials, ProFund VP Health Care, ProFund VP Industrials, ProFund VP Internet, ProFund VP Japan, ProFund VP Mid-Cap Growth, ProFund VP Mid-Cap Value, ProFund VP Money Market, ProFund VP NASDAQ-100, ProFund VP Oil & Gas, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund VP Real Estate, ProFund VP Rising Rates Opportunity, ProFund VP Semiconductor, ProFund VP Short NASDAQ-100, ProFund VP Short Small-Cap, ProFund VP Small-Cap, ProFund VP Small-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Technology, ProFund VP Telecommunications, ProFund VP U.S. Government Plus, ProFund VP UltraBull, ProFund VP UltraMid-Cap, ProFund VP UltraNASDAQ-100, ProFund VP UltraSmall-Cap, ProFund VP Utilities.

The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these mutual funds is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Investments—The investments in shares of the Portfolios are stated at the net asset value of the respective Portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the

A39

Note 2:	Significant Accounting Policies (Continued)

fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively. This guidance does not have an effect on the Account’s net assets or results of operations.

Note 3:	Fair Value

Fair Value Measurement—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical investments. These generally provide the most reliable evidence and are used to measure fair value whenever available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar securities, quoted market prices in markets that are not active for identical or similar securities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the investment. As of December 31, 2013, the Account did not have any Level 3 investments.

As of December 31, 2013, all investments have been classified as Level 1 with the exception of proprietary funds, consisting of The Prudential Series Fund, the Advanced Series Trust and any non-proprietary funds where the net asset value is not readily observable by the public, which are classified as Level 2. The Level 2 investments as of December 31, 2013, are presented below.

Proprietary Funds (The Prudential Series Fund and the Advanced Series Trust)	$2,472,984,218
M Capital Appreciation Fund	$47,087

Transfers between Level 1 and Level 2:

Periodically there are transfers between Level 1 and Level 2 for assets held in the Account. The classification of the Account investments may vary dependent on the availability of information to the public. Should an investment’s net asset value become publicly observable, the investment would be transferred from Level 2 to Level 1, and conversely transferred out of Level 1 and into Level 2 when a net asset value is no longer readily available to the public. During 2013, there were no transfers from Level 1 to Level 2. There were transfers from Level 2 to Level 1 as presented below. The transfers are based on values as of December 31, 2012.

Janus Aspen Janus Portfolio – Institutional Shares	$354,208
Janus Aspen Janus Portfolio – Service Shares	$1,007,226
Janus Aspen Overseas Portfolio – Service Shares	$306,218
Goldman Sachs Structured Small Cap Equity Fund	$54,947
M Large Cap Growth Fund	$40,597

A40

Note 3:	Fair Value (Continued)

M International Equity Fund	$17,966
M Large Cap Value Fund	$45,497
The Dreyfus Socially Responsible Growth Fund – Service Shares	$3,308
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	$4,655
TOPS Aggressive Growth ETF Portfolio	$9,515
TOPS Balanced ETF Portfolio	$801
TOPS Capital Preservation ETF Portfolio	$156
TOPS Growth ETF Portfolio	$11,515
TOPS Moderate Growth ETF Portfolio	$9,577
TOPS Managed Risk Balanced ETF Portfolio	$22,162
TOPS Managed Risk Growth ETF Portfolio	$77,147
TOPS Managed Risk Moderate Growth ETF Portfolio	$39,645

Note 4:	Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$10,901,657	$5,396,168
Prudential Diversified Bond Portfolio	$1,251,871	$4,818,574
Prudential Equity Portfolio	$1,055,347	$9,222,976
Prudential Flexible Managed Portfolio	$1,355,983	$11,222,540
Prudential Conservative Balanced Portfolio	$880,184	$5,862,778
Prudential High Yield Bond Portfolio	$91,248,615	$27,671,595
Prudential Stock Index Portfolio	$1,746,496	$3,395,605
Prudential Value Portfolio	$1,402,698	$1,375,538
Prudential Natural Resources Portfolio	$1,309,690	$2,797,596
Prudential Global Portfolio	$706,237	$1,003,554
Prudential Government Income Portfolio	$80,403	$546,175
Prudential Jennison Portfolio	$1,072,479	$1,754,156
Prudential Small Capitalization Stock Portfolio	$1,176,695	$807,623
T. Rowe Price International Stock Portfolio	$2,639	$110,985
Janus Aspen Janus Portfolio – Institutional Shares	$18,074	$183,783
MFS® Growth Series – Initial Class	$4,472	$1,599
VP Value Fund	$29,718	$70,977
FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2	$26,095	$67,427
Prudential SP Small Cap Value Portfolio	$564,472	$586,382
Janus Aspen Janus Portfolio – Service Shares	$78,404	$80,034
Prudential SP Prudential U.S. Emerging Growth Portfolio	$719,399	$640,292
Prudential SP International Growth Portfolio	$310,640	$251,654
Prudential SP International Value Portfolio	$290,407	$270,150
Janus Aspen Overseas Portfolio – Service Shares	$116,317	$60,406
Goldman Sachs Structured Small Cap Equity Fund	$4,491	$3,146
M Large Cap Growth Fund	$12,301	$12,355
M International Equity Fund	$0	$1,569
M Large Cap Value Fund	$12,058	$4,841
AST Cohen & Steers Realty Portfolio	$186,467	$125,734
AST J.P. Morgan Strategic Opportunities Portfolio	$235,629	$80,822

A41

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST Herndon Large-Cap Value Portfolio	$75,815	$33,648
AST Federated Aggressive Growth Portfolio	$57,077	$28,608
AST Small-Cap Value Portfolio	$78,735	$30,703
AST Goldman Sachs Mid-Cap Growth Portfolio	$75,600	$27,513
AST Loomis Sayles Large-Cap Growth Portfolio	$166,450	$131,326
AST MFS Growth Portfolio	$34,544	$14,055
AST Neuberger Berman Mid-Cap Growth Portfolio	$0	$506
AST PIMCO Limited Maturity Bond Portfolio	$63,082	$16,555
AST T. Rowe Price Natural Resources Portfolio	$166,926	$95,347
AST MFS Global Equity Portfolio	$167,892	$10,624
AST J.P. Morgan International Equity Portfolio	$83,857	$32,704
AST Templeton Global Bond Portfolio	$44,873	$16,065
M Capital Appreciation Fund	$8,613	$2,934
American Century VP Mid Cap Value Fund – Class 1 Shares	$43,459	$12,902
AST Large-Cap Value Portfolio	$410,273	$277,177
AST Small-Cap Growth Portfolio	$261,172	$270,135
The Dreyfus Socially Responsible Growth Fund – Service Shares	$21,215	$19,299
Prudential Jennison 20/20 Focus Portfolio	$346,773	$57,259
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	$77,393	$43,962
MFS® Utilities Series – Initial Class	$252,754	$23,222
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	$10,463	$3,189
AST T. Rowe Price Large-Cap Growth Portfolio	$275,856	$206,021
AST Schroders Multi-Asset World Strategies Portfolio	$86,254	$29,685
AST PIMCO Total Return Bond Portfolio	$769,677	$610,384
AST T. Rowe Price Asset Allocation Portfolio	$886,819	$107,965
AST Wellington Management Hedged Equity Portfolio	$1,029,792	$657,640
AST Balanced Asset Allocation Portfolio	$2,319,129	$1,430,926
AST Preservation Asset Allocation Portfolio	$830,076	$288,266
AST FI Pyramis Quantitative Portfolio	$130,091	$38,066
AST Prudential Growth Allocation Portfolio	$400,477	$47,695
AST Advanced Strategies Portfolio	$241,357	$66,896
AST Schroders Global Tactical Portfolio	$384,077	$101,155
AST RCM World Trends Portfolio	$131,408	$35,068
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	$3,730	$3,741
AST BlackRock Global Strategies Portfolio	$3,586,242	$2,346,960
TOPS Aggressive Growth ETF Portfolio	$21,894	$4,726
TOPS Balanced ETF Portfolio	$6,872	$2,247
TOPS Capital Preservation ETF Portfolio	$7,235	$1,919
TOPS Growth ETF Portfolio	$21,728	$8,269
TOPS Moderate Growth ETF Portfolio	$15,106	$10,792
TOPS Managed Risk Balanced ETF Portfolio	$42,593	$13,201
TOPS Managed Risk Growth ETF Portfolio	$129,473	$41,504
TOPS Managed Risk Moderate Growth ETF Portfolio	$53,017	$13,232
American Funds Growth Fund – Class 2	$3,191	$0
American Funds Growth-Income Fund – Class 2	$5,056	$8
Fidelity VIP Contrafund Portfolio – Service Class 2	$1,364	$0
Fidelity VIP MidCap Portfolio – Service Class 2	$291	$0
Templeton Growth Securities Fund – Class 2	$407	$2
Hartford Capital Appreciation HLS Fund – Class IB	$606	$0
Hartford Disciplined Equity HLS Fund – Class IB	$407	$2
Hartford Dividend and Growth HLS Fund – Class IB	$1,772	$0

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

PFI and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive

A42

Note 6:	Related Party Transactions (Continued)

fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”) and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio. The Investment Managers entered into subadvisory agreements with several subadvisers, including Prudential Investment Management, Inc., Jennison Associates LLC and Quantitative Management Associates, which are indirect, wholly-owned subsidiaries of PFI.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of The Prudential Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of The Prudential Series Fund. The Account invests only in Class I shares of The Prudential Series Fund, not Class II shares.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”) an indirect wholly-owned subsidiary of PFI, which acts as the distributor of the shares of each portfolio. Each portfolio of the Advanced Series Trust (except for AST Balanced Asset Allocation Portfolio and AST Preservation Asset Allocation Portfolio) pays a distribution and service fee to PAD of 0.10% of the average daily net assets of each portfolio.

The Investment Managers have contractually agreed to reimburse certain portfolios of The Prudential Series Fund and the Advanced Series Trust the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Prudential Stock Index Portfolio. In order to support the income yield, PI has also voluntarily agreed to limit the management fees of the Prudential Money Market Portfolio such that the 1-day annualized yield (excluding capital gain or loss) does not fall below 0.00%. The waiver is voluntary and may be modified or terminated by PI at any time without notice.

The Advanced Series Trust has voluntarily agreed to waive two-thirds of the incremental increase in the net management fee received by the Advanced Series Trust as a result of the underlying voluntary subadviser fee discount of the AST T. Rowe Price Large-Cap Growth Portfolio. This expense limitation is voluntary and may be modified or terminated by the Advanced Series Trust at any time without notice.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of The Prudential Series Fund and The Advanced Series Trust.

A43

Note 7:	Financial Highlights

Pruco Life of New Jersey sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio*****
December 31, 2013	44,811	$1.15745	to	$11.80315	$61,871	0.00%	0.00%	to	0.90%	-0.93%	to	0.00%
December 31, 2012	40,437	$1.16770	to	$11.80302	$56,365	0.01%	0.00%	to	0.90%	-0.91%	to	0.01%
December 31, 2011	110,816	$1.16827	to	$11.80130	$149,078	0.02%	0.00%	to	0.90%	-0.91%	to	0.03%
December 31, 2010	158,507	$1.16879	to	$11.79799	$224,168	0.03%	0.00%	to	0.90%	-0.89%	to	0.04%
December 31, 2009	153,277	$1.16919	to	$11.79333	$212,493	0.41%	0.00%	to	0.90%	-0.50%	to	0.40%

	Prudential Diversified Bond Portfolio
December 31, 2013	49,136	$1.84865	to	$18.46284	$133,636	3.97%	0.00%	to	0.90%	-1.60%	to	-0.71%
December 31, 2012	49,779	$1.86398	to	$18.59559	$138,195	3.89%	0.00%	to	0.90%	9.70%	to	10.68%
December 31, 2011	193,013	$1.68563	to	$16.80071	$439,874	4.31%	0.00%	to	0.90%	6.56%	to	7.51%
December 31, 2010	196,380	$1.56925	to	$15.62673	$417,028	4.24%	0.00%	to	0.90%	9.59%	to	10.57%
December 31, 2009	156,799	$1.42063	to	$14.13312	$304,750	4.81%	0.00%	to	0.90%	19.43%	to	20.51%

	Prudential Equity Portfolio
December 31, 2013	18,818	$1.81405	to	$14.83927	$198,497	0.00%	0.10%	to	0.90%	32.34%	to	33.40%
December 31, 2012	19,442	$1.37071	to	$11.17160	$155,662	0.59%	0.10%	to	0.90%	12.67%	to	13.57%
December 31, 2011	19,936	$1.21658	to	$9.87940	$143,252	0.68%	0.10%	to	0.90%	-4.33%	to	-3.56%
December 31, 2010	20,307	$1.27159	to	$10.28701	$154,186	0.78%	0.10%	to	0.90%	10.91%	to	11.79%
December 31, 2009	20,642	$1.14646	to	$9.24053	$143,537	1.59%	0.10%	to	0.90%	36.95%	to	38.04%

	Prudential Flexible Managed Portfolio
December 31, 2013	31,269	$1.77667	to	$19.31512	$284,781	0.00%	0.25%	to	0.90%	19.07%	to	19.85%
December 31, 2012	32,330	$1.49209	to	$16.11645	$246,015	1.92%	0.25%	to	0.90%	12.35%	to	13.09%
December 31, 2011	33,601	$1.32802	to	$14.25121	$226,765	1.95%	0.25%	to	0.90%	3.41%	to	4.08%
December 31, 2010	34,701	$1.28426	to	$13.69306	$225,640	2.24%	0.25%	to	0.90%	11.03%	to	11.76%
December 31, 2009	35,987	$1.15666	to	$6.12740	$210,128	3.48%	0.60%	to	0.90%	18.88%	to	19.51%

	Prudential Conservative Balanced Portfolio
December 31, 2013	18,673	$1.75355	to	$18.05422	$134,397	0.00%	0.25%	to	0.90%	15.12%	to	15.86%
December 31, 2012	19,324	$1.52326	to	$15.58262	$120,314	2.06%	0.25%	to	0.90%	10.23%	to	10.96%
December 31, 2011	20,046	$1.38183	to	$14.04399	$112,725	2.25%	0.25%	to	0.90%	3.67%	to	4.34%
December 31, 2010	20,849	$1.33292	to	$13.46019	$112,728	2.44%	0.25%	to	0.90%	10.75%	to	11.46%
December 31, 2009	21,547	$1.20355	to	$5.17076	$104,992	3.76%	0.60%	to	0.90%	18.94%	to	19.52%

	Prudential High Yield Bond Portfolio
December 31, 2013	450,696	$2.19909	to	$21.91910	$1,363,539	6.46%	0.00%	to	0.90%	6.31%	to	7.26%
December 31, 2012	422,167	$2.05286	to	$20.43631	$1,212,630	7.17%	0.00%	to	0.90%	13.40%	to	14.43%
December 31, 2011	234,170	$1.79623	to	$17.85986	$679,962	7.51%	0.00%	to	0.90%	4.15%	to	5.10%
December 31, 2010	237,118	$1.71027	to	$16.99325	$657,519	8.39%	0.00%	to	0.90%	13.05%	to	14.05%
December 31, 2009	239,747	$1.50083	to	$14.89993	$585,927	9.45%	0.00%	to	0.90%	45.85%	to	47.16%

	Prudential Stock Index Portfolio
December 31, 2013	14,988	$1.43327	to	$20.57494	$50,655	0.00%	0.00%	to	0.90%	30.72%	to	31.89%
December 31, 2012	15,254	$1.09647	to	$15.59974	$39,769	1.70%	0.00%	to	0.90%	14.65%	to	15.68%
December 31, 2011	15,241	$0.95640	to	$13.48550	$35,341	1.60%	0.00%	to	0.90%	1.04%	to	1.95%
December 31, 2010	15,319	$0.94652	to	$13.22764	$35,229	1.77%	0.00%	to	0.90%	13.55%	to	14.59%
December 31, 2009	15,516	$0.83357	to	$11.54386	$31,878	3.24%	0.00%	to	0.90%	24.94%	to	26.07%

A44

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Value Portfolio
December 31, 2013	3,184	$2.33971	to	$15.05507	$31,424	0.00%	0.00%	to	0.90%	31.91%	to	33.09%
December 31, 2012	3,231	$1.77375	to	$11.31158	$23,598	0.97%	0.00%	to	0.90%	13.60%	to	14.62%
December 31, 2011	3,308	$1.56140	to	$9.86861	$21,279	1.01%	0.00%	to	0.90%	-6.42%	to	-5.58%
December 31, 2010	3,357	$1.66848	to	$10.45158	$22,981	0.93%	0.00%	to	0.90%	6.02%	to	13.63%
December 31, 2009	2,441	$1.47859	to	$6.90022	$15,590	2.05%	0.20%	to	0.90%	40.66%	to	41.65%

	Prudential Natural Resources Portfolio
December 31, 2013	957	$8.63543	to	$19.38647	$17,779	0.00%	0.00%	to	0.60%	9.57%	to	10.23%
December 31, 2012	1,025	$7.84199	to	$17.69319	$17,543	0.46%	0.10%	to	0.60%	-3.05%	to	-2.57%
December 31, 2011	1,083	$8.04868	to	$18.25048	$19,348	0.19%	0.10%	to	0.60%	-19.52%	to	-19.11%
December 31, 2010	1,151	$9.95074	to	$22.67617	$25,772	0.41%	0.10%	to	0.60%	27.22%	to	27.86%
December 31, 2009	1,970	$7.78270	to	$17.82405	$34,968	0.77%	0.10%	to	0.60%	76.05%	to	76.93%

	Prudential Global Portfolio
December 31, 2013	5,677	$1.21215	to	$3.20572	$14,947	0.00%	0.10%	to	0.90%	26.15%	to	27.16%
December 31, 2012	5,762	$0.96087	to	$2.53361	$11,997	1.60%	0.10%	to	0.90%	16.48%	to	17.42%
December 31, 2011	5,898	$0.82495	to	$2.16888	$10,583	1.56%	0.10%	to	0.90%	-7.80%	to	-7.07%
December 31, 2010	5,998	$0.89473	to	$2.34543	$11,640	1.56%	0.10%	to	0.90%	11.74%	to	12.63%
December 31, 2009	6,043	$0.80076	to	$2.09283	$10,547	2.91%	0.10%	to	0.90%	30.22%	to	31.28%

	Prudential Government Income Portfolio
December 31, 2013	776	$4.05652	to	$4.05652	$3,149	1.77%	0.60%	to	0.60%	-2.92%	to	-2.92%
December 31, 2012	885	$4.17862	to	$4.17862	$3,699	2.07%	0.60%	to	0.60%	3.01%	to	3.01%
December 31, 2011	909	$4.05654	to	$4.05654	$3,687	2.46%	0.60%	to	0.60%	6.99%	to	6.99%
December 31, 2010	919	$3.79159	to	$3.79159	$3,486	2.86%	0.60%	to	0.60%	6.35%	to	6.35%
December 31, 2009	971	$3.56518	to	$3.56518	$3,461	3.09%	0.60%	to	0.60%	7.07%	to	7.07%

	Prudential Jennison Portfolio
December 31, 2013	11,498	$1.20695	to	$4.64261	$35,253	0.00%	0.10%	to	0.90%	36.44%	to	37.52%
December 31, 2012	11,705	$0.88463	to	$3.39279	$26,196	0.16%	0.10%	to	0.90%	15.14%	to	16.06%
December 31, 2011	11,703	$0.76828	to	$2.93786	$22,827	0.30%	0.10%	to	0.90%	-0.60%	to	0.20%
December 31, 2010	11,844	$0.77289	to	$2.94659	$23,299	0.55%	0.10%	to	0.90%	10.95%	to	11.86%
December 31, 2009	11,373	$0.69663	to	$2.64776	$20,819	0.67%	0.10%	to	0.90%	41.76%	to	42.89%

	Prudential Small Capitalization Stock Portfolio
December 31, 2013	2,324	$6.72562	to	$18.56661	$15,921	0.00%	0.00%	to	0.60%	40.11%	to	40.95%
December 31, 2012	2,269	$4.80032	to	$13.11162	$11,004	0.61%	0.10%	to	0.60%	15.33%	to	15.91%
December 31, 2011	2,354	$4.16212	to	$11.31185	$9,856	0.80%	0.10%	to	0.60%	-0.04%	to	0.46%
December 31, 2010	2,397	$4.16370	to	$11.25987	$10,015	1.29%	0.10%	to	0.60%	25.18%	to	25.80%
December 31, 2009	2,478	$3.32627	to	$8.95041	$8,258	1.85%	0.10%	to	0.60%	24.44%	to	25.06%

	T. Rowe Price International Stock Portfolio
December 31, 2013	30	$1.20263	to	$1.20263	$36	0.35%	0.90%	to	0.90%	13.03%	to	13.03%
December 31, 2012	128	$1.06396	to	$1.28558	$136	1.27%	0.20%	to	0.90%	17.38%	to	18.20%
December 31, 2011	136	$0.90643	to	$1.08765	$125	1.44%	0.20%	to	0.90%	-13.61%	to	-13.02%
December 31, 2010	163	$1.04924	to	$1.25041	$179	0.63%	0.20%	to	0.90%	13.44%	to	14.23%
December 31, 2009	409	$0.92493	to	$1.09461	$385	2.96%	0.20%	to	0.90%	51.03%	to	52.08%

	Janus Aspen Janus Portfolio – Institutional Shares
December 31, 2013	234	$1.04544	to	$1.32388	$268	0.60%	0.20%	to	0.90%	29.18%	to	30.07%
December 31, 2012	416	$0.80932	to	$1.01779	$354	0.56%	0.20%	to	0.90%	17.53%	to	18.35%
December 31, 2011	410	$0.68861	to	$0.86001	$296	0.60%	0.20%	to	0.90%	-6.15%	to	-5.49%
December 31, 2010	485	$0.73375	to	$0.90992	$369	1.10%	0.20%	to	0.90%	13.49%	to	14.30%
December 31, 2009	461	$0.64654	to	$0.79610	$308	0.55%	0.20%	to	0.90%	35.14%	to	36.12%

	MFS® Growth Series – Initial Class
December 31, 2013	125	$1.08445	to	$1.08445	$135	0.24%	0.90%	to	0.90%	35.63%	to	35.63%
December 31, 2012	120	$0.79955	to	$0.79955	$96	0.00%	0.90%	to	0.90%	16.34%	to	16.34%
December 31, 2011	137	$0.68727	to	$0.68727	$94	0.19%	0.90%	to	0.90%	-1.23%	to	-1.23%
December 31, 2010	131	$0.69580	to	$0.69580	$91	0.11%	0.90%	to	0.90%	14.30%	to	14.30%
December 31, 2009	120	$0.60874	to	$0.60874	$73	0.30%	0.90%	to	0.90%	36.47%	to	36.47%

A45

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	VP Value Fund
December 31, 2013	124	$2.78887	to	$2.78887	$346	1.69%	0.90%	to	0.90%	30.55%	to	30.55%
December 31, 2012	140	$2.13622	to	$2.13622	$298	1.93%	0.90%	to	0.90%	13.55%	to	13.55%
December 31, 2011	138	$1.88133	to	$1.88133	$259	2.04%	0.90%	to	0.90%	0.11%	to	0.11%
December 31, 2010	134	$1.87920	to	$1.87920	$252	2.21%	0.90%	to	0.90%	12.41%	to	12.41%
December 31, 2009	141	$1.67168	to	$1.67168	$236	5.48%	0.90%	to	0.90%	18.79%	to	18.79%

	FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
December 31, 2013	236	$1.36349	to	$1.36349	$322	0.00%	0.90%	to	0.90%	36.92%	to	36.92%
December 31, 2012	270	$0.99582	to	$1.05640	$268	0.00%	0.20%	to	0.90%	9.86%	to	10.63%
December 31, 2011	257	$0.90648	to	$0.95490	$234	0.00%	0.20%	to	0.90%	-5.68%	to	-5.03%
December 31, 2010	271	$0.96110	to	$1.00543	$263	0.00%	0.20%	to	0.90%	26.48%	to	27.37%
December 31, 2009	274	$0.75991	to	$0.78940	$209	0.00%	0.20%	to	0.90%	42.30%	to	43.27%

	Prudential SP Small Cap Value Portfolio
December 31, 2013	4,050	$2.46506	to	$24.69406	$11,177	0.00%	0.00%	to	0.90%	36.22%	to	37.44%
December 31, 2012	4,040	$1.80963	to	$17.96652	$8,148	0.45%	0.00%	to	0.90%	15.02%	to	16.06%
December 31, 2011	4,103	$1.57327	to	$15.48009	$7,151	0.67%	0.00%	to	0.90%	-3.64%	to	-2.77%
December 31, 2010	4,028	$1.62854	to	$15.92112	$7,248	0.63%	0.00%	to	0.90%	25.15%	to	26.27%
December 31, 2009	3,921	$1.29106	to	$12.60902	$5,604	1.49%	0.00%	to	0.90%	29.63%	to	30.80%

	Janus Aspen Janus Portfolio – Service Shares
December 31, 2013	840	$1.55936	to	$1.55936	$1,310	0.66%	0.25%	to	0.25%	29.66%	to	29.66%
December 31, 2012	837	$1.20268	to	$1.20268	$1,007	0.45%	0.25%	to	0.25%	17.98%	to	17.98%
December 31, 2011	833	$1.01935	to	$1.01935	$849	0.44%	0.25%	to	0.25%	-5.79%	to	-5.79%
December 31, 2010	853	$1.08200	to	$1.08200	$923	0.38%	0.25%	to	0.25%	13.96%	to	13.96%
December 31, 2009	836	$0.94948	to	$0.94948	$793	0.39%	0.25%	to	0.25%	35.67%	to	35.67%

	Prudential SP Prudential U.S. Emerging Growth Portfolio
December 31, 2013	4,846	$2.45791	to	$31.21928	$12,866	0.00%	0.00%	to	0.90%	27.33%	to	28.47%
December 31, 2012	4,806	$1.93040	to	$24.30091	$9,944	0.40%	0.00%	to	0.90%	15.83%	to	16.88%
December 31, 2011	4,844	$1.66657	to	$20.79118	$8,608	0.58%	0.00%	to	0.90%	1.31%	to	2.22%
December 31, 2010	4,760	$1.64508	to	$20.34034	$8,284	0.42%	0.00%	to	0.90%	19.35%	to	20.43%
December 31, 2009	2,809	$1.37832	to	$16.88951	$4,051	0.73%	0.00%	to	0.90%	40.63%	to	41.89%

	Prudential SP International Growth Portfolio
December 31, 2013	1,887	$1.64541	to	$1.96107	$3,405	0.00%	0.10%	to	0.90%	17.81%	to	18.76%
December 31, 2012	1,848	$1.39668	to	$1.65133	$2,810	0.64%	0.10%	to	0.90%	21.31%	to	22.28%
December 31, 2011	1,777	$1.15131	to	$1.35044	$2,212	1.31%	0.10%	to	0.90%	-15.67%	to	-14.99%
December 31, 2010	1,719	$1.36526	to	$1.58849	$2,523	1.53%	0.10%	to	0.90%	12.99%	to	13.89%
December 31, 2009	1,655	$1.20832	to	$1.39474	$2,134	2.17%	0.10%	to	0.90%	35.93%	to	37.03%

	Prudential SP International Value Portfolio
December 31, 2013	2,217	$1.72238	to	$2.07456	$3,971	0.00%	0.10%	to	0.90%	19.02%	to	19.96%
December 31, 2012	2,196	$1.43777	to	$1.72934	$3,285	2.64%	0.10%	to	0.90%	15.88%	to	16.81%
December 31, 2011	2,124	$1.23267	to	$1.48051	$2,728	2.47%	0.10%	to	0.90%	-13.88%	to	-13.18%
December 31, 2010	2,099	$1.42208	to	$1.70612	$3,116	2.16%	0.10%	to	0.90%	9.82%	to	10.71%
December 31, 2009	1,974	$1.28655	to	$1.54278	$2,642	3.10%	0.10%	to	0.90%	31.18%	to	32.22%

	Janus Aspen Overseas Portfolio – Service Shares
December 31, 2013	45	$9.17056	to	$9.22266	$415	3.18%	0.00%	to	0.10%	14.17%	to	14.28%
December 31, 2012	38	$8.03257	to	$8.03257	$306	0.63%	0.10%	to	0.10%	13.07%	to	13.07%
December 31, 2011	31	$7.10418	to	$7.10418	$224	0.40%	0.10%	to	0.10%	-32.40%	to	-32.40%
December 31, 2010	21	$10.50986	to	$10.50986	$219	0.52%	0.10%	to	0.10%	24.89%	to	24.89%
December 31, 2009	22	$8.41521	to	$8.41521	$184	0.50%	0.10%	to	0.10%	78.90%	to	78.90%

	Goldman Sachs Structured Small Cap Equity Fund
December 31, 2013	31	$2.41556	to	$2.41556	$76	1.04%	0.20%	to	0.20%	35.35%	to	35.35%
December 31, 2012	31	$1.78465	to	$1.78465	$55	1.23%	0.20%	to	0.20%	12.61%	to	12.61%
December 31, 2011	30	$1.58487	to	$1.58487	$47	0.85%	0.20%	to	0.20%	0.47%	to	0.47%
December 31, 2010	29	$1.57742	to	$1.57742	$45	0.61%	0.20%	to	0.20%	29.86%	to	29.86%
December 31, 2009	26	$1.21475	to	$1.21475	$32	1.33%	0.20%	to	0.20%	27.42%	to	27.42%

A46

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	M Large Cap Growth Fund
December 31, 2013	2	$24.21416	to	$24.21416	$55	0.62%	0.00%	to	0.00%	36.15%	to	36.15%
December 31, 2012	2	$17.78481	to	$17.78481	$41	0.05%	0.00%	to	0.00%	19.31%	to	19.31%
December 31, 2011	2	$14.90583	to	$14.90583	$31	0.00%	0.00%	to	0.00%	-0.80%	to	-0.80%
December 31, 2010	2	$15.02620	to	$15.02620	$27	0.41%	0.00%	to	0.00%	23.06%	to	23.06%
December 31, 2009	1	$12.21001	to	$12.21001	$16	0.93%	0.00%	to	0.00%	37.40%	to	37.40%

	M International Equity Fund
December 31, 2013	1	$18.83652	to	$18.83652	$19	2.36%	0.00%	to	0.00%	16.32%	to	16.32%
December 31, 2012	1	$16.19318	to	$16.19318	$18	2.00%	0.00%	to	0.00%	20.68%	to	20.68%
December 31, 2011	1	$13.41819	to	$13.41819	$18	2.70%	0.00%	to	0.00%	-13.56%	to	-13.56%
December 31, 2010	2	$15.52304	to	$15.52304	$28	3.56%	0.00%	to	0.00%	4.61%	to	4.61%
December 31, 2009	1	$14.83943	to	$14.83943	$19	0.76%	0.00%	to	0.00%	25.28%	to	25.28%

	M Large Cap Value Fund
December 31, 2013	3	$22.27169	to	$22.27169	$70	2.94%	0.00%	to	0.00%	34.22%	to	34.22%
December 31, 2012	3	$16.59343	to	$16.59343	$45	0.93%	0.00%	to	0.00%	17.29%	to	17.29%
December 31, 2011	2	$14.14755	to	$14.14755	$33	0.43%	0.00%	to	0.00%	-4.11%	to	-4.11%
December 31, 2010	2	$14.75415	to	$14.75415	$33	0.83%	0.00%	to	0.00%	9.27%	to	9.27%
December 31, 2009	2	$13.50201	to	$13.50201	$21	1.11%	0.00%	to	0.00%	24.58%	to	24.58%

	AST Cohen & Steers Realty Portfolio
December 31, 2013	31	$16.53090	to	$16.53090	$515	0.00%	0.10%	to	0.10%	3.03%	to	3.03%
December 31, 2012	28	$16.04469	to	$16.04469	$442	1.46%	0.10%	to	0.10%	15.23%	to	15.23%
December 31, 2011	19	$13.92352	to	$13.92352	$267	0.65%	0.10%	to	0.10%	6.48%	to	6.48%
December 31, 2010	15	$13.07588	to	$13.07588	$199	1.68%	0.10%	to	0.10%	28.56%	to	28.56%
December 31, 2009	12	$10.17113	to	$10.17113	$127	2.65%	0.10%	to	0.10%	31.80%	to	31.80%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2013	34	$15.66161	to	$15.84616	$541	0.00%	0.10%	to	0.25%	10.76%	to	10.92%
December 31, 2012	24	$14.11957	to	$14.30733	$340	1.53%	0.10%	to	0.25%	10.45%	to	10.61%
December 31, 2011	14	$12.76509	to	$12.95418	$185	0.79%	0.10%	to	0.25%	-0.02%	to	0.13%
December 31, 2010	6	$12.74838	to	$12.95649	$80	0.42%	0.10%	to	0.25%	7.05%	to	7.21%
December 31, 2009	4	$11.89089	to	$11.89089	$52	0.88%	0.10%	to	0.10%	21.90%	to	21.90%

	AST Herndon Large-Cap Value Portfolio
December 31, 2013	28	$16.58696	to	$16.58696	$472	0.00%	0.10%	to	0.10%	34.49%	to	34.49%
December 31, 2012	26	$12.33295	to	$12.33295	$315	1.14%	0.10%	to	0.10%	13.29%	to	13.29%
December 31, 2011	23	$10.88617	to	$10.88617	$250	0.68%	0.10%	to	0.10%	-0.59%	to	-0.59%
December 31, 2010	20	$10.95106	to	$10.95106	$223	1.49%	0.10%	to	0.10%	12.33%	to	12.33%
December 31, 2009	16	$9.74919	to	$9.74919	$158	0.88%	0.10%	to	0.10%	18.14%	to	18.14%

	AST Federated Aggressive Growth Portfolio
December 31, 2013	14	$19.88901	to	$19.88901	$283	0.00%	0.10%	to	0.10%	40.67%	to	40.67%
December 31, 2012	13	$14.13882	to	$14.13882	$178	0.00%	0.10%	to	0.10%	19.96%	to	19.96%
December 31, 2011	11	$11.78673	to	$11.78673	$126	0.39%	0.10%	to	0.10%	-13.20%	to	-13.20%
December 31, 2010	6	$13.57902	to	$13.57902	$76	0.05%	0.10%	to	0.10%	32.41%	to	32.41%
December 31, 2009	4	$10.25516	to	$10.25516	$43	0.19%	0.10%	to	0.10%	32.53%	to	32.53%

	AST Small-Cap Value Portfolio
December 31, 2013	29	$20.49319	to	$20.49319	$597	0.00%	0.10%	to	0.10%	37.26%	to	37.26%
December 31, 2012	27	$14.92997	to	$14.92997	$396	0.46%	0.10%	to	0.10%	18.04%	to	18.04%
December 31, 2011	24	$12.64779	to	$12.64779	$298	0.53%	0.10%	to	0.10%	-6.07%	to	-6.07%
December 31, 2010	21	$13.46514	to	$13.46514	$288	0.44%	0.10%	to	0.10%	25.87%	to	25.87%
December 31, 2009	19	$10.69805	to	$10.69805	$199	1.71%	0.10%	to	0.10%	26.87%	to	26.87%

	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2013	17	$22.79208	to	$22.79208	$380	0.00%	0.10%	to	0.10%	32.06%	to	32.06%
December 31, 2012	14	$17.25913	to	$17.25913	$245	0.00%	0.10%	to	0.10%	19.50%	to	19.50%
December 31, 2011	19	$14.44328	to	$14.44328	$272	0.00%	0.10%	to	0.10%	-3.07%	to	-3.07%
December 31, 2010	14	$14.90141	to	$14.90141	$210	0.00%	0.10%	to	0.10%	19.70%	to	19.70%
December 31, 2009	13	$12.44858	to	$12.44858	$168	0.00%	0.10%	to	0.10%	56.94%	to	56.94%

A47

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2013	109	$13.75290	to	$17.47747	$1,681	0.00%	0.10%	to	0.90%	35.39%	to	36.47%
December 31, 2012	106	$10.15783	to	$12.80643	$1,200	0.43%	0.10%	to	0.90%	11.26%	to	12.16%
December 31, 2011	100	$9.12944	to	$11.41844	$1,007	0.27%	0.10%	to	0.90%	-1.80%	to	-1.01%
December 31, 2010	94	$9.29647	to	$11.53529	$956	0.68%	0.10%	to	0.90%	18.68%	to	19.63%
December 31, 2009	81	$7.83294	to	$9.64240	$687	0.88%	0.10%	to	0.90%	28.60%	to	29.63%

	AST MFS Growth Portfolio
December 31, 2013	11	$18.84230	to	$18.84230	$205	0.00%	0.10%	to	0.10%	36.57%	to	36.57%
December 31, 2012	10	$13.79685	to	$13.79685	$132	0.00%	0.10%	to	0.10%	16.97%	to	16.97%
December 31, 2011	8	$11.79534	to	$11.79534	$99	0.34%	0.10%	to	0.10%	-0.69%	to	-0.69%
December 31, 2010	8	$11.87773	to	$11.87773	$95	0.13%	0.10%	to	0.10%	12.67%	to	12.67%
December 31, 2009	4	$10.54203	to	$10.54203	$45	0.16%	0.10%	to	0.10%	24.18%	to	24.18%

	AST Neuberger Berman Mid-Cap Growth Portfolio
December 31, 2013	1	$21.75145	to	$21.75145	$16	0.00%	0.10%	to	0.10%	32.48%	to	32.48%
December 31, 2012	1	$16.41903	to	$16.41903	$12	0.00%	0.10%	to	0.10%	12.27%	to	12.27%
December 31, 2011	1	$14.62428	to	$14.62428	$14	0.00%	0.10%	to	0.10%	1.58%	to	1.58%
December 31, 2010	2	$14.39631	to	$14.39631	$24	0.00%	0.10%	to	0.10%	28.55%	to	28.55%
December 31, 2009	2	$11.19937	to	$11.19937	$23	0.00%	0.10%	to	0.10%	29.66%	to	29.66%

	AST PIMCO Limited Maturity Bond Portfolio
December 31, 2013	19	$13.43281	to	$13.43281	$254	0.00%	0.10%	to	0.10%	-2.27%	to	-2.27%
December 31, 2012	15	$13.74527	to	$13.74527	$212	0.95%	0.10%	to	0.10%	4.59%	to	4.59%
December 31, 2011	14	$13.14178	to	$13.14178	$186	0.90%	0.10%	to	0.10%	2.14%	to	2.14%
December 31, 2010	6	$12.86642	to	$12.86642	$75	2.44%	0.10%	to	0.10%	3.80%	to	3.80%
December 31, 2009	5	$12.39589	to	$12.39589	$60	3.63%	0.10%	to	0.10%	10.12%	to	10.12%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2013	54	$16.33792	to	$16.33792	$888	0.00%	0.10%	to	0.10%	15.27%	to	15.27%
December 31, 2012	50	$14.17415	to	$14.17415	$704	0.45%	0.10%	to	0.10%	3.52%	to	3.52%
December 31, 2011	48	$13.69284	to	$13.69284	$659	0.54%	0.10%	to	0.10%	-15.00%	to	-15.00%
December 31, 2010	44	$16.10975	to	$16.10975	$704	0.46%	0.10%	to	0.10%	20.33%	to	20.33%
December 31, 2009	37	$13.38775	to	$13.38775	$499	1.41%	0.10%	to	0.10%	49.20%	to	49.20%

	AST MFS Global Equity Portfolio
December 31, 2013	15	$20.98033	to	$20.98033	$317	0.00%	0.10%	to	0.10%	27.51%	to	27.51%
December 31, 2012	7	$16.45450	to	$16.45450	$119	1.21%	0.10%	to	0.10%	22.96%	to	22.96%
December 31, 2011	6	$13.38242	to	$13.38242	$85	0.45%	0.10%	to	0.10%	-3.23%	to	-3.23%
December 31, 2010	4	$13.82901	to	$13.82901	$61	0.50%	0.10%	to	0.10%	11.93%	to	11.93%
December 31, 2009	4	$12.35465	to	$12.35465	$49	1.96%	0.10%	to	0.10%	31.38%	to	31.38%

	AST JPMorgan International Equity Portfolio
December 31, 2013	32	$15.41982	to	$15.41982	$487	0.00%	0.10%	to	0.10%	15.25%	to	15.25%
December 31, 2012	28	$13.37999	to	$13.37999	$374	1.92%	0.10%	to	0.10%	21.79%	to	21.79%
December 31, 2011	23	$10.98625	to	$10.98625	$254	1.20%	0.10%	to	0.10%	-9.24%	to	-9.24%
December 31, 2010	22	$12.10483	to	$12.10483	$262	1.20%	0.10%	to	0.10%	7.06%	to	7.06%
December 31, 2009	19	$11.30642	to	$11.30642	$216	4.19%	0.10%	to	0.10%	35.75%	to	35.75%

	AST Templeton Global Bond Portfolio
December 31, 2013	14	$14.02102	to	$14.02102	$193	0.00%	0.10%	to	0.10%	-3.85%	to	-3.85%
December 31, 2012	12	$14.58248	to	$14.58248	$171	2.36%	0.10%	to	0.10%	5.12%	to	5.12%
December 31, 2011	9	$13.87198	to	$13.87198	$132	2.46%	0.10%	to	0.10%	4.02%	to	4.02%
December 31, 2010	8	$13.33628	to	$13.33628	$104	2.80%	0.10%	to	0.10%	5.64%	to	5.64%
December 31, 2009	6	$12.62447	to	$12.62447	$79	5.05%	0.10%	to	0.10%	12.00%	to	12.00%

	M Capital Appreciation Fund
December 31, 2013	2	$28.10842	to	$28.10842	$47	0.00%	0.00%	to	0.00%	39.20%	to	39.20%
December 31, 2012	1	$20.19222	to	$20.19222	$29	0.36%	0.00%	to	0.00%	17.43%	to	17.43%
December 31, 2011	1	$17.19477	to	$17.19477	$20	0.00%	0.00%	to	0.00%	-7.22%	to	-7.22%
December 31, 2010	1	$18.53329	to	$18.53329	$21	0.24%	0.00%	to	0.00%	27.00%	to	27.00%
December 31, 2009	1	$14.59268	to	$14.59268	$14	0.05%	0.00%	to	0.00%	48.61%	to	48.61%

A48

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	American Century VP Mid Cap Value Fund – Class 1 Shares
December 31, 2013	9	$17.82173	to	$17.82173	$158	1.23%	0.10%	to	0.10%	29.98%	to	29.98%
December 31, 2012	7	$13.71070	to	$13.71070	$96	2.09%	0.10%	to	0.10%	16.21%	to	16.21%
December 31, 2011	5	$11.79807	to	$11.79807	$65	1.43%	0.10%	to	0.10%	-0.79%	to	-0.79%
December 31, 2010	4	$11.89229	to	$11.89229	$48	2.37%	0.10%	to	0.10%	19.13%	to	19.13%
December 31, 2009	3	$9.98222	to	$9.98222	$31	3.14%	0.10%	to	0.10%	29.82%	to	29.82%

	AST Large-Cap Value Portfolio
December 31, 2013	317	$12.42155	to	$12.99528	$4,096	0.00%	0.10%	to	0.90%	38.61%	to	39.72%
December 31, 2012	305	$8.96129	to	$9.30099	$2,824	3.41%	0.10%	to	0.90%	15.84%	to	16.77%
December 31, 2011	298	$7.73572	to	$7.96507	$2,366	1.26%	0.10%	to	0.90%	-5.04%	to	-4.28%
December 31, 2010	283	$8.14615	to	$8.32128	$2,349	1.03%	0.10%	to	0.90%	12.15%	to	13.04%
December 31, 2009	271	$7.26363	to	$7.36106	$1,989	2.88%	0.10%	to	0.90%	18.37%	to	19.32%

	AST Small-Cap Growth Portfolio
December 31, 2013	162	$17.79202	to	$18.61344	$2,998	0.00%	0.10%	to	0.90%	33.97%	to	35.04%
December 31, 2012	162	$13.28088	to	$13.78388	$2,226	0.00%	0.10%	to	0.90%	11.17%	to	12.07%
December 31, 2011	148	$11.94595	to	$12.29988	$1,817	0.00%	0.10%	to	0.90%	-1.86%	to	-1.08%
December 31, 2010	145	$12.17259	to	$12.43406	$1,795	0.23%	0.10%	to	0.90%	35.20%	to	36.28%
December 31, 2009	136	$9.00344	to	$9.12396	$1,236	0.05%	0.10%	to	0.90%	32.71%	to	33.77%

	The Dreyfus Socially Responsible Growth Fund – Service Share****
December 31, 2013	1	$15.90122	to	$15.90122	$8	0.28%	0.10%	to	0.10%	33.86%	to	33.86%
December 31, 2012	0	$11.87889	to	$11.87889	$3	0.53%	0.10%	to	0.10%	11.59%	to	11.59%
December 31, 2011	0	$10.64546	to	$10.64546	$2	0.60%	0.10%	to	0.10%	0.55%	to	0.55%
December 31, 2010	0	$10.58715	to	$10.58715	$1	0.60%	0.10%	to	0.10%	14.43%	to	14.43%
December 31, 2009	0	$9.25211	to	$9.25211	$1	0.52%	0.10%	to	0.10%	33.31%	to	33.31%

	Prudential Jennison 20/20 Focus Portfolio
December 31, 2013	67	$14.35834	to	$14.35834	$967	0.00%	0.10%	to	0.10%	29.75%	to	29.75%
December 31, 2012	46	$11.06610	to	$11.06610	$511	0.00%	0.10%	to	0.10%	10.93%	to	10.93%
December 31, 2011	39	$9.97615	to	$9.97615	$385	0.08%	0.10%	to	0.10%	-4.26%	to	-4.26%
December 31, 2010	35	$10.42032	to	$10.42032	$362	0.00%	0.10%	to	0.10%	7.73%	to	7.73%
December 31, 2009	22	$9.67279	to	$9.67279	$216	0.49%	0.10%	to	0.10%	57.67%	to	57.67%

	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares****
December 31, 2013	6	$16.87307	to	$16.87307	$98	1.18%	0.10%	to	0.10%	40.45%	to	40.45%
December 31, 2012	3	$12.01376	to	$12.01376	$41	0.74%	0.10%	to	0.10%	16.01%	to	16.01%
December 31, 2011	3	$10.35549	to	$10.35549	$28	0.46%	0.10%	to	0.10%	-1.62%	to	-1.62%
December 31, 2010	1	$10.52627	to	$10.52627	$10	1.01%	0.10%	to	0.10%	19.40%	to	19.40%
December 31, 2009	0	$8.81578	to	$8.81578	$4	0.98%	0.10%	to	0.10%	35.53%	to	35.53%

	MFS® Utilities Series – Initial Class
December 31, 2013	32	$14.09086	to	$14.09086	$451	2.37%	0.10%	to	0.10%	20.40%	to	20.40%
December 31, 2012	15	$11.70362	to	$11.70362	$179	6.99%	0.10%	to	0.10%	13.37%	to	13.37%
December 31, 2011	12	$10.32340	to	$10.32340	$124	3.22%	0.10%	to	0.10%	6.68%	to	6.68%
December 31, 2010	9	$9.67717	to	$9.67717	$86	2.84%	0.10%	to	0.10%	13.69%	to	13.69%
December 31, 2009	7	$8.51168	to	$8.51168	$56	3.97%	0.10%	to	0.10%	33.08%	to	33.08%

	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares****
December 31, 2013	1	$14.91861	to	$14.91861	$14	0.41%	0.10%	to	0.10%	37.28%	to	37.28%
December 31, 2012	0	$10.86755	to	$10.86755	$5	0.09%	0.10%	to	0.10%	10.63%	to	10.63%
December 31, 2011	1	$9.82302	to	$9.82302	$6	0.27%	0.10%	to	0.10%	-3.25%	to	-3.25%
December 31, 2010	1	$10.15289	to	$10.15289	$6	0.03%	0.10%	to	0.10%	22.64%	to	22.64%
December 31, 2009	0	$8.27884	to	$8.27884	$2	3.06%	0.10%	to	0.10%	31.18%	to	31.18%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2013	144	$17.68319	to	$18.49921	$2,638	0.00%	0.10%	to	0.90%	42.74%	to	43.88%
December 31, 2012	139	$12.38824	to	$12.85728	$1,778	0.00%	0.10%	to	0.90%	16.53%	to	17.47%
December 31, 2011	134	$10.63060	to	$10.94553	$1,463	0.00%	0.10%	to	0.90%	-2.57%	to	-1.79%
December 31, 2010	129	$10.91116	to	$11.14555	$1,433	0.00%	0.10%	to	0.90%	14.78%	to	15.69%
December 31, 2009	126	$9.50639	to	$9.63370	$1,212	0.00%	0.10%	to	0.90%	52.00%	to	53.22%

A49

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Schroders Multi-Asset World Strategies Portfolio (available January 01, 2010)
December 31, 2013	14	$17.19053	to	$17.19053	$234	0.00%	0.25%	to	0.25%	14.11%	to	14.11%
December 31, 2012	10	$15.06428	to	$15.06428	$151	2.10%	0.25%	to	0.25%	10.86%	to	10.86%
December 31, 2011	7	$13.58842	to	$13.58842	$93	1.01%	0.25%	to	0.25%	-3.62%	to	-3.62%
December 31, 2010	1	$14.09909	to	$14.09909	$15	0.30%	0.25%	to	0.25%	11.53%	to	11.53%

	AST PIMCO Total Return Bond Portfolio (available December 4, 2009)
December 31, 2013	825	$11.43076	to	$11.85595	$9,689	0.00%	0.00%	to	0.90%	-2.71%	to	-1.84%
December 31, 2012	810	$11.74949	to	$12.07785	$9,708	2.70%	0.00%	to	0.90%	8.35%	to	9.32%
December 31, 2011	777	$10.84440	to	$11.04780	$8,541	1.74%	0.00%	to	0.90%	2.26%	to	3.18%
December 31, 2010	764	$10.60498	to	$10.70774	$8,160	1.77%	0.00%	to	0.90%	6.76%	to	7.72%
December 31, 2009	730	$9.93371	to	$9.94054	$7,253	0.00%	0.00%	to	0.90%	-0.32%	to	-0.26%

	AST T. Rowe Price Asset Allocation Portfolio (available January 01, 2010)
December 31, 2013	83	$18.53521	to	$18.53521	$1,542	0.00%	0.25%	to	0.25%	16.54%	to	16.54%
December 31, 2012	38	$15.90434	to	$15.90434	$607	1.40%	0.25%	to	0.25%	13.21%	to	13.21%
December 31, 2011	20	$14.04797	to	$14.04797	$288	0.75%	0.25%	to	0.25%	1.73%	to	1.73%
December 31, 2010	2	$13.80923	to	$13.80923	$34	0.11%	0.25%	to	0.25%	11.26%	to	11.26%

	AST Wellington Management Hedged Equity Portfolio (available November 13, 2009)
December 31, 2013	683	$14.58693	to	$15.07499	$10,260	0.00%	0.10%	to	0.90%	19.43%	to	20.38%
December 31, 2012	655	$12.21399	to	$12.52266	$8,182	0.29%	0.10%	to	0.90%	10.02%	to	10.90%
December 31, 2011	633	$11.10187	to	$11.29192	$7,135	0.30%	0.10%	to	0.90%	-4.32%	to	-3.55%
December 31, 2010	590	$11.60267	to	$11.70781	$6,903	0.49%	0.10%	to	0.90%	13.61%	to	14.52%
December 31, 2009	537	$10.21245	to	$10.22336	$5,487	0.00%	0.10%	to	0.90%	1.37%	to	1.47%

	AST Balanced Asset Allocation Portfolio (available November 13, 2009)
December 31, 2013	1,220	$14.33414	to	$14.81348	$17,986	0.00%	0.10%	to	0.90%	16.60%	to	17.53%
December 31, 2012	1,152	$12.29364	to	$12.60414	$14,460	1.01%	0.10%	to	0.90%	11.47%	to	12.37%
December 31, 2011	1,092	$11.02843	to	$11.21707	$12,218	0.59%	0.10%	to	0.90%	-2.10%	to	-1.32%
December 31, 2010	1,024	$11.26449	to	$11.36659	$11,626	0.84%	0.10%	to	0.90%	11.31%	to	12.20%
December 31, 2009	925	$10.11979	to	$10.13062	$9,372	0.00%	0.10%	to	0.90%	0.69%	to	0.79%

	AST Preservation Asset Allocation Portfolio (available November 20, 2009)
December 31, 2013	392	$13.01018	to	$13.44337	$5,236	0.00%	0.10%	to	0.90%	8.24%	to	9.10%
December 31, 2012	350	$12.01998	to	$12.32175	$4,284	1.13%	0.10%	to	0.90%	9.39%	to	10.27%
December 31, 2011	327	$10.98823	to	$11.17453	$3,641	0.92%	0.10%	to	0.90%	0.10%	to	0.89%
December 31, 2010	286	$10.97772	to	$11.07557	$3,159	1.38%	0.10%	to	0.90%	9.58%	to	10.46%
December 31, 2009	270	$10.01755	to	$10.02676	$2,704	0.00%	0.10%	to	0.90%	0.27%	to	0.36%

	AST First Trust Balanced Target Portfolio (available January 01, 2010)****
December 31, 2013	13	$17.65126	to	$17.65126	$228	0.00%	0.25%	to	0.25%	14.47%	to	14.47%
December 31, 2012	7	$15.41937	to	$15.41937	$111	2.01%	0.25%	to	0.25%	10.36%	to	10.36%
December 31, 2011	5	$13.97181	to	$13.97181	$64	1.00%	0.25%	to	0.25%	-1.75%	to	-1.75%
December 31, 2010	0	$14.22079	to	$14.22079	$4	1.53%	0.25%	to	0.25%	14.08%	to	14.08%

	AST Prudential Growth Allocation Portfolio (available January 01, 2010)
December 31, 2013	34	$18.12798	to	$18.12798	$614	0.00%	0.25%	to	0.25%	16.73%	to	16.73%
December 31, 2012	13	$15.52936	to	$15.52936	$202	1.43%	0.25%	to	0.25%	12.64%	to	12.64%
December 31, 2011	8	$13.78659	to	$13.78659	$108	0.83%	0.25%	to	0.25%	-6.45%	to	-6.45%
December 31, 2010	1	$14.73691	to	$14.73691	$21	0.22%	0.25%	to	0.25%	18.72%	to	18.72%

	AST Advanced Strategies Portfolio (available January 01, 2010)
December 31, 2013	31	$18.90316	to	$18.90316	$586	0.00%	0.25%	to	0.25%	16.27%	to	16.27%
December 31, 2012	21	$16.25861	to	$16.25861	$341	1.39%	0.25%	to	0.25%	13.37%	to	13.37%
December 31, 2011	11	$14.34163	to	$14.34163	$162	0.84%	0.25%	to	0.25%	-0.14%	to	-0.14%
December 31, 2010	2	$14.36148	to	$14.36148	$30	0.20%	0.25%	to	0.25%	13.42%	to	13.42%

	AST Schroders Global Tactical Portfolio (available January 01, 2010)
December 31, 2013	45	$19.07059	to	$19.07059	$855	0.00%	0.25%	to	0.25%	17.76%	to	17.76%
December 31, 2012	29	$16.19381	to	$16.19381	$471	0.56%	0.25%	to	0.25%	15.61%	to	15.61%
December 31, 2011	15	$14.00668	to	$14.00668	$211	0.22%	0.25%	to	0.25%	-2.63%	to	-2.63%
December 31, 2010	3	$14.38530	to	$14.38530	$39	0.06%	0.25%	to	0.25%	14.06%	to	14.06%

A50

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST RCM World Trends Portfolio (available January 01, 2010)
December 31, 2013	24	$16.43612	to	$16.43612	$402	0.00%	0.25%	to	0.25%	12.16%	to	12.16%
December 31, 2012	18	$14.65438	to	$14.65438	$266	0.50%	0.25%	to	0.25%	10.01%	to	10.01%
December 31, 2011	7	$13.32122	to	$13.32122	$98	0.30%	0.25%	to	0.25%	-2.06%	to	-2.06%
December 31, 2010	3	$13.60173	to	$13.60173	$37	0.02%	0.25%	to	0.25%	11.64%	to	11.64%

	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares****
December 31, 2013	2	$16.75664	to	$16.75664	$30	1.12%	0.10%	to	0.10%	34.56%	to	34.56%
December 31, 2012	2	$12.45270	to	$12.45270	$22	0.20%	0.10%	to	0.10%	19.22%	to	19.22%
December 31, 2011	2	$10.44507	to	$10.44507	$17	0.33%	0.10%	to	0.10%	0.10%	to	0.10%
December 31, 2010	1	$10.43481	to	$10.43481	$15	0.93%	0.10%	to	0.10%	26.82%	to	26.82%
December 31, 2009	2	$8.22815	to	$8.22815	$13	0.98%	0.10%	to	0.10%	35.19%	to	35.19%

	AST BlackRock Global Strategies Portfolio (available April 29, 2011)
December 31, 2013	2,671	$11.22618	to	$11.46768	$30,556	0.00%	0.10%	to	0.90%	9.86%	to	10.74%
December 31, 2012	2,551	$10.21817	to	$10.35536	$26,375	0.49%	0.10%	to	0.90%	10.90%	to	11.78%
December 31, 2011	2,513	$9.21410	to	$9.26369	$23,265	0.00%	0.10%	to	0.90%	-7.86%	to	-7.36%

	TOPS Aggressive Growth ETF Portfolio**** (available August 22, 2011)
December 31, 2013	2	$15.18158	to	$15.18158	$31	0.79%	0.10%	to	0.10%	22.51%	to	22.51%
December 31, 2012	1	$12.39204	to	$12.39204	$10	0.21%	0.10%	to	0.10%	16.52%	to	16.52%
December 31, 2011	0	$10.63492	to	$10.63492	$1	0.00%	0.10%	to	0.10%	6.09%	to	6.09%

	TOPS Balanced ETF Portfolio**** (available August 22, 2011)
December 31, 2013	0	$12.57021	to	$12.57021	$6	2.16%	0.10%	to	0.10%	8.99%	to	8.99%
December 31, 2012	0	$11.53303	to	$11.53303	$1	0.06%	0.10%	to	0.10%	11.75%	to	11.75%
December 31, 2011	0	$10.32021	to	$10.32021	$0	0.00%	0.10%	to	0.10%	3.09%	to	3.09%

	TOPS Capital Preservation ETF Portfolio**** (available August 22, 2011)
December 31, 2013	0	$11.72864	to	$11.72864	$6	3.57%	0.10%	to	0.10%	4.46%	to	4.46%
December 31, 2012	0	$11.22754	to	$11.22754	$0	0.00%	0.10%	to	0.10%	10.05%	to	10.05%
December 31, 2011	0	$10.20246	to	$10.20246	$0	0.00%	0.10%	to	0.10%	2.03%	to	2.03%

	TOPS Growth ETF Portfolio**** (available August 22, 2011)
December 31, 2013	2	$15.65369	to	$15.65369	$29	0.98%	0.10%	to	0.10%	18.77%	to	18.77%
December 31, 2012	1	$13.17957	to	$13.17957	$12	0.17%	0.10%	to	0.10%	15.88%	to	15.88%
December 31, 2011	0	$11.37353	to	$11.37353	$2	0.00%	0.10%	to	0.10%	13.60%	to	13.60%

	TOPS Moderate Growth ETF Portfolio**** (available August 22, 2011)
December 31, 2013	1	$13.39250	to	$13.39250	$16	1.13%	0.10%	to	0.10%	12.90%	to	12.90%
December 31, 2012	1	$11.86191	to	$11.86191	$10	0.32%	0.10%	to	0.10%	14.77%	to	14.77%
December 31, 2011	0	$10.33525	to	$10.33525	$2	0.00%	0.10%	to	0.10%	3.24%	to	3.24%

	TOPS Managed Risk Balanced ETF Portfolio**** (available August 22, 2011)
December 31, 2013	5	$11.11688	to	$11.66510	$54	0.89%	0.10%	to	0.25%	7.66%	to	7.82%
December 31, 2012	2	$10.31049	to	$10.83511	$22	0.12%	0.10%	to	0.25%	2.81%	to	8.12%
December 31, 2011	0	$10.02131	to	$10.02131	$3	0.00%	0.25%	to	0.25%	0.22%	to	0.22%

	TOPS Managed Risk Growth ETF Portfolio (available August 22, 2011)
December 31, 2013	15	$11.89877	to	$12.53052	$184	1.11%	0.10%	to	0.25%	15.67%	to	15.84%
December 31, 2012	7	$10.27170	to	$10.83326	$77	0.07%	0.10%	to	0.25%	2.41%	to	7.97%
December 31, 2011	1	$10.03347	to	$10.03347	$10	0.00%	0.25%	to	0.25%	0.23%	to	0.23%

	TOPS Managed Risk Moderate Growth ETF Portfolio (available August 22, 2011)
December 31, 2013	7	$11.57948	to	$12.19007	$86	0.86%	0.10%	to	0.25%	12.11%	to	12.28%
December 31, 2012	4	$10.31301	to	$10.87316	$40	0.13%	0.10%	to	0.25%	2.73%	to	8.39%
December 31, 2011	1	$10.03171	to	$10.03171	$6	0.00%	0.25%	to	0.25%	0.11%	to	0.11%

	American Funds Growth Fund – Class 2**** (available October 07, 2013)
December 31, 2013	0	$10.73463	to	$10.73463	$3	2.88%	0.10%	to	0.10%	8.55%	to	8.55%

	American Funds Growth-Income Fund – Class 2**** (available October 07, 2013)
December 31, 2013	0	$10.96565	to	$10.96565	$5	1.53%	0.10%	to	0.10%	10.61%	to	10.61%

A51

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest

	Fidelity VIP Contrafund Portfolio – Service Class 2**** (available October 07, 2013)
December 31, 2013	0	$10.90655	to	$10.90655	$1	0.00%	0.10%	to	0.10%	10.13%	to	10.13%

	Fidelity VIP MidCap Portfolio – Service Class 2**** (available October 07, 2013)
December 31, 2013	0	$10.88577	to	$10.88577	$0	0.00%	0.10%	to	0.10%	10.23%	to	10.23%

	Templeton Growth Securities Fund – Class 2**** (available October 07, 2013)
December 31, 2013	0	$10.71524	to	$10.71524	$0	0.00%	0.10%	to	0.10%	7.61%	to	7.61%

	Hartford Capital Appreciation HLS Fund – Class IB**** (available October 07, 2013)
December 31, 2013	0	$10.89612	to	$10.89612	$1	3.40%	0.10%	to	0.10%	10.05%	to	10.05%

	Hartford Disciplined Equity HLS Fund – Class IB**** (available October 07, 2013)
December 31, 2013	0	$10.97952	to	$10.97952	$0	2.74%	0.10%	to	0.10%	10.92%	to	10.92%

	Hartford Dividend and Growth HLS Fund – Class IB**** (available October 07, 2013)
December 31, 2013	0	$10.93550	to	$10.93550	$2	3.07%	0.10%	to	0.10%	10.27%	to	10.27%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**
These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2013 or from the effective date of the subaccount through the end of the reporting period.

****	Represents a fund containing less than 1,000 units and/or $1,000 in net assets.

*****	Investment Income Ratio for the Prudential Money Market Portfolio is less than 0.01%.

A52

Note 7:	Financial Highlights (Continued)

Charges and Expenses

The expense ratio represents the annualized contract expenses of the Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality and expense charges. These fees range from an effective annual rate from 0.0% to 0.90%, per Contract. Expenses of the underlying portfolios and charges made directly to Contract Owner accounts through either the redemption of units or from premium payments are excluded. Charges deducted from premium payments range from 0% to 22.5%, except that VAL2 and SVAL2 Contracts also assess a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the client. The following charges are made through the redemption of units.

•	The Account charges from $0.01 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•
The Account charges surrender fees that range from 0% to 100% of the Sales Load Target Premium, except for VAL2, SVUL2NJ, and VULPNJ Contracts, where the fees range from $0 to $28.26 per $1,000 of Basic Insurance Amount. We charge a combination of 0% – 50% of the first year’s annual premium plus $0 to $5 per $1,000 of Face Amount for SVAL2 Contracts.

•	The Account charges a Guaranteed Death Benefit fee of $0.01 per $1,000 of Face Amount for VAL2 and SVAL2 Contracts.

•	The charge for withdrawals range from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•	The Account charges monthly administrative fees that range from $2.50 to $30.00 per Contract plus $0.00 to $1.87 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•	The Account also charges $15 to $25 per change to the basic insurance amount.

Expense Reimbursement

Expenses, including a management fee charged by PI, are incurred by each portfolio of the Series Fund. Pursuant to a prior merger agreement, the Prudential Money Market, Prudential Diversified Bond, Equity, Prudential Flexible Managed and Prudential Conservative Balanced subaccounts of the Account are reimbursed by Pruco Life of New Jersey for expenses indirectly incurred through their investment in the respective portfolios of the Series Fund when such expenses exceed 0.40% of the average daily net assets of the respective portfolio.

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans—represent amounts borrowed by contract owners using the policy as the security for the loan.

Policy loan repayments and interest—represent payments made by contract owners to reduce the total outstanding policy loan balance.

A53

Note 8:	Other (Continued)

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or Fixed Rate Options—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Fixed Rate Option.

Other charges—are various contract level charges as described in charges and expenses section located above.

A54

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life of New Jersey Variable Appreciable Account
and the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life of New Jersey Variable Appreciable Account at December 31, 2013, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2013 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 11, 2014

A55

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Management’s Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey (“the Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2013, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2013.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.

March 10, 2014

Part I- Financial Information

Item 1. Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Financial Position
As of December 31, 2013 and December 31, 2012 (in thousands, except share amounts)

	December 31, 2013	December 31, 2012
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2013–$889,548; 2012–$976,665)	$927,341	$1,066,071
Equity securities, available-for-sale, at fair value (cost: 2013–$91; 2012–$1,303)	116	1,381
Trading account assets, at fair value	0	1,390
Policy loans	176,885	173,622
Short-term investments	5,180	2,226
Commercial mortgage and other loans	292,532	221,728
Other long-term investments	37,505	41,312

Total investments	1,439,559	1,507,730
Cash and cash equivalents	40,641	50,596
Deferred policy acquisition costs	439,315	327,832
Accrued investment income	15,024	15,782
Reinsurance recoverables	999,240	870,122
Receivables from parents and affiliates	34,479	29,221
Deferred sales inducements	88,350	70,728
Income taxes	-	33,557
Other assets	8,264	9,131
Separate account assets	10,235,426	8,373,780

TOTAL ASSETS	$13,300,298	$11,288,479

LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$1,360,664	$1,221,932
Future policy benefits and other policyholder liabilities	772,537	825,869
Cash collateral for loaned securities	4,081	2,134
Securities sold under agreements to repurchase	-	-
Income taxes	23,467	-
Short-term debt to affiliates	24,000	24,000
Long-term debt to affiliates	93,000	85,000
Payables to parent and affiliates	4,607	2,383
Other liabilities	132,083	83,541
Separate account liabilities	10,235,426	8,373,780

TOTAL LIABILITIES	12,649,865	10,618,639

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($5 par value; 400,000 shares, authorized, issued and outstanding)	2,000	2,000
Additional paid-in capital	211,147	211,049
Retained earnings	420,185	409,342
Accumulated other comprehensive income	17,101	47,449

TOTAL EQUITY	650,433	669,840

TOTAL LIABILITIES AND EQUITY	$13,300,298	$11,288,479

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Statements of Operations and Comprehensive Income (Loss)
Years Ended December 31, 2013, 2012 and 2011 (in thousands)

	2013	2012	2011
REVENUES
Premiums	$14,893	$14,133	$15,305
Policy charges and fee income	156,811	146,460	113,472
Net investment income	68,653	79,655	77,556
Asset administration fees	33,752	29,462	21,630
Other income	3,410	4,418	3,253
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	-	(3,852)	(7,483)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	-	2,382	7,215
Other realized investment gains (losses), net	22,581	11,947	(109,788)

Total realized investment gains (losses), net	22,581	10,477	(110,056)

TOTAL REVENUES	300,100	284,605	121,160

BENEFITS AND EXPENSES
Policyholders’ benefits	22,893	35,689	27,226
Interest credited to policyholders’ account balances	17,173	31,952	62,222
Amortization of deferred policy acquisition costs	(44,181)	7,145	90,046
General, administrative and other expenses	73,006	66,552	50,061

TOTAL BENEFITS AND EXPENSES	68,891	141,338	229,555

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	231,209	143,267	(108,395)

Income Taxes:
Current	33,370	64,255	(715)
Deferred	31,996	(25,049)	(47,893)

Total income tax expense (benefit)	65,366	39,206	(48,608)

NET INCOME (LOSS)	$165,843	$104,061	$(59,787)

Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	38	33	(32)
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	(42,217)	12,645	21,317
Reclassification adjustment for (gains) losses included in net income	(4,511)	(12,176)	6,397

Net unrealized investment gains (losses)	(46,728)	469	27,714

Other comprehensive income (loss), before tax	(46,690)	502	27,682
Less: Income tax expense (benefit) related to:
Foreign currency translation adjustments	13	12	(11)
Net unrealized investment gains (losses)	(16,355)	165	9,700

Total	(16,342)	177	9,689
Other comprehensive income (loss), net of tax:	(30,348)	325	17,993

COMPREHENSIVE INCOME (LOSS)	$135,495	$104,386	$(41,794)

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Statements of Equity
Years Ended December 31, 2013, 2012 and 2011 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Equity

Balance, December 31, 2010	$2,000	$169,742	$365,068	$29,131	$565,941
Contributed Capital	-	38,000	-	-	38,000
Contributed/distributed capital- parent/child asset transfers	-	186	-	-	186
Comprehensive income (loss):
Net income (loss)	-	-	(59,787)	-	(59,787)
Other comprehensive income (loss), net of tax	-	-	-	17,993	17,993

Total comprehensive income (loss)					(41,794)

Balance, December 31, 2011	$2,000	$207,928	$305,281	$47,124	$562,333
Contributed capital	-	-	-	-	-
Contributed/distributed capital- parent/child asset transfers	-	3,121	-	-	3,121
Comprehensive income (loss):
Net income (loss)	-	-	104,061	-	104,061
Other comprehensive income (loss), net of tax	-	-	-	325	325

Total comprehensive income (loss)					104,386

Balance, December 31, 2012	$2,000	$211,049	$409,342	$47,449	$669,840
Dividend to parent	-	-	(155,000)	-	(155,000)
Contributed/distributed capital- parent/child asset transfers	-	98	-	-	98
Comprehensive income (loss):
Net income (loss)	-	-	165,843	-	165,843
Other comprehensive income (loss), net of tax	-	-	-	(30,348)	(30,348)

Total comprehensive income (loss)					135,495

Balance, December 31, 2013	$2,000	$211,147	$420,185	$17,101	$650,433

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Statements of Cash Flows
Years Ended December 31, 2013, 2012 and 2011 (in thousands)

	2013	2012	2011
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income (loss)	$165,843	$104,061	$(59,787)
Adjustments to reconcile net income to net cash provided by operating activities:
Policy charges and fee income	7,462	(12,488)	(25,622)
Interest credited to policyholders’ account balances	17,173	31,952	62,222
Realized investment (gains) losses, net	(22,581)	(10,477)	110,056
Amortization and other non-cash items	(11,323)	(9,959)	(2,359)
Change in:
Future policy benefits and other insurance liabilities	148,527	132,050	93,600
Reinsurance recoverables	(157,241)	(101,575)	(127,939)
Accrued investment income	757	(247)	(910)
Receivables from parent and affiliates	(3,066)	(6,045)	2,213
Payables to parent and affiliates	2,107	115	(3,569)
Deferred policy acquisition costs	(98,081)	(83,684)	(25)
Income taxes payable	73,312	(12,047)	(73,506)
Deferred sales inducements	(1,793)	(19,219)	(22,392)
Other, net	6,635	(2,598)	(13,260)

Cash flows from (used in) operating activities	$127,731	$9,839	$(61,278)

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	$239,272	$156,250	$171,016
Short-term investments	20,680	13,568	21,230
Policy loans	24,664	18,879	20,142
Ceded policy loans	(3,527)	(337)	-
Commercial mortgage and other loans	25,683	39,474	27,533
Other long-term investments	2,110	2,115	1,373
Equity securities, available for sale	6,650	2,660	474
Trading Account Assets, at fair value	1,499	-	-
Payments for the purchase/origination of:
Fixed maturities, available for sale	(148,365)	(143,093)	(293,216)
Short-term investments	(23,631)	(14,725)	(14,899)
Policy loans	(17,687)	(21,058)	(14,130)
Ceded policy loans	2,224	6,890	-
Commercial mortgage and other loans	(96,841)	(66,362)	(75,298)
Other long-term investments	(8,997)	(12,164)	(7,533)
Equity securities, available for sale	(5,253)	(2,508)	(1,347)
Notes receivable from parent and affiliates, net	(2,235)	(248)	1,334
Other, net	(123)	(103)	24

Cash flows from (used in) investing activities	$16,123	$(20,762)	$(163,297)

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Policyholders’ account deposits	$230,627	$215,909	$159,318
Ceded policyholders’ account deposits	(124,909)	(79,417)	-
Policyholders’ account withdrawals	(130,982)	(123,185)	(83,438)
Ceded policyholders’ account withdrawals	10,785	1,436	-
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	1,947	(18,094)	16,859
Dividend to parent	(155,000)	-	-
Contributed capital	-	-	38,000
Contributed/Distributed capital- parent/child asset transfers	150	-	186
Net change in financing arrangements (maturities 90 days or less)	(13,000)	(13,000)	26,000
Drafts outstanding	5,573	(853)	(37,588)
Net change in long-term borrowing	21,000	52,000	44,000

Cash flows from (used in) financing activities	$(153,809)	$34,796	$163,337

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(9,955)	23,873	(61,238)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	50,596	26,723	87,961

CASH AND CASH EQUIVALENTS, END OF PERIOD	$40,641	$50,596	$26,723

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid, net of refunds	$7,265	$97,799	$25,000
Interest paid	$2,341	$1,683	$98

See Notes to Financial Statements

Significant Non Cash Transactions

Cash Flows from Investing Activities for the year ended December 31, 2012 Statement of Cash Flows excludes $202 million of decreases in fixed maturities, available for sale and commercial mortgages related to the coinsurance transaction between the Company and PAR U, an affiliate. See Note 13 to the Financial Statements for more information on related party transactions.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements

1.    BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey, or the (“Company”), is a wholly owned subsidiary of the Pruco Life Insurance Company, or (“Pruco Life”), which in turn is a wholly owned subsidiary of The Prudential Insurance Company of America, (“Prudential Insurance”). Prudential Insurance is an indirect wholly owned subsidiary of Prudential Financial, Inc., or (“Prudential Financial”). The Company is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities, primarily through affiliated and unaffiliated distributors, in New Jersey and New York only.

Basis of Presentation

The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2.    SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment Related Liabilities

The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 10 for additional information regarding the determination of fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are carried at amortized cost and classified as “held-to-maturity.” The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an other than temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on deferred policy acquisition costs (“DAC”), deferred sales inducements (“DSI”), future policy benefits, and policyholder account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in “Asset administration fees and other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities, available-for-sale, at fair value, are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, DSI, future policy benefits, and

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

policyholder account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when earned.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

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Notes to Financial Statements—(Continued)

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, or as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including deferred policy acquisition costs, DSI, certain future policy benefits, policyholder account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets, at fair value.” The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

Costs that vary with and that are directly related to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily include commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. See below under “Adoption of New Accounting Pronouncements” for a discussion of the authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Deferred policy acquisition costs related to interest sensitive and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts (at least 30 years) in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive the future equity return assumptions.

However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

optional living benefit features of the Company’s variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management’s estimate of total gross profits used for setting the amortization rate, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 13. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in “Amortization of deferred policy acquisition costs” in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Deferred sales inducements

The Company offered various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” Deferred sales inducements, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 7 for additional information regarding sales inducements.

Reinsurance recoverables

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 7 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset administration fees charged to the accounts are included in “Asset administration fees.”

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company’s liability for future policy benefits is comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 10.

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality, and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances primarily represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated general account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the general account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance inforce. Benefits are recorded as an expense when they are incurred. Benefits and expenses for these products also include amortization of DAC. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefits and expenses for these products also include amortization of DAC and DSI. Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in “Separate account liabilities.”

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in “Separate account liabilities.”

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by contract year. Reserves for contracts without life contingencies are included in “Policyholders’ account balances” while reserves for contracts with life contingencies are included in “future policy benefits and other policyholder liabilities.” Assumed interest rates ranged from 0.00% to 7.25% at December 31, 2013, and from 1.00% to 7.25% at December 31, 2012.

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products also include amortization of DAC. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in “Separate account liabilities.”

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Notes to Financial Statements—(Continued)

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount, and certain individual life contracts provide no lapse guarantees. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive or variable contracts are reported as deposits to “Policyholders’ account balances” and “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies.

Asset Administration Fees

The Company receives asset administration fee income from contractholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

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Notes to Financial Statements—(Continued)

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value.”

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd. (“Pruco Re”). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits and other policyholder liabilities” and “Reinsurance recoverables” or “Other liabilities,” respectively. Changes in the fair value are determined using valuation models as described in Note 10, and are recorded in “Realized investment gains (losses), net.”

The Company entered into a new coinsurance agreement with an affiliate, PAR U, effective July 1, 2012. The settlement of the initial coinsurance premium occurred subsequent to the effective date of the coinsurance agreement. As a result, the settlement was treated as if settled on the effective date and adjusted for the time elapsed between the effective date and the settlement date. This adjustment to the initial coinsurance premium was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity and commercial mortgage securities from an asset portfolio within the Company. The settlement feature of this agreement was accounted for as a derivative (See Note 13 for additional information about this agreement).

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s income statement. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is

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Notes to Financial Statements—(Continued)

required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense.

See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In December 2013, the Financial Accounting Standards Board (“FASB”) issued updated guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company’s financial position, results of operations, or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013 and should be applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2012 and should be applied prospectively. The disclosures required by this guidance are included in Note 3.

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. This new guidance is effective for interim or annual reporting periods beginning on or after January 1, 2013, and should be applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 11.

Effective January 1, 2012, the Company adopted retrospectively new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. The impact of the retrospective adoption of this guidance on previously reported December 31, 2011 and December 31, 2010 balances was a reduction in “Deferred policy acquisition costs” of $91 million and $95 million, an increase in “Policyholders’ Account Balances” of

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

less than $1 million for both periods, and a reduction in “Total equity” of $59 million and $62 million, respectively. The impact of the retrospective adoption of this guidance on previously reported income from continuing operations before income taxes for the years ended December 31, 2011, 2010 and 2009 was an increase of $1 million and decreases of $11 million and $6 million, respectively. The lower level of costs now qualifying for deferral will be only partially offset by a lower level of amortization of “Deferred policy acquisition costs,” and, as such, will initially result in lower earnings in future periods primarily reflecting lower deferrals of wholesaler costs. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company’s cash flows.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in two separate but consecutive statements. The Financial Statements included herein reflect the adoption of this updated guidance.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011, and should be applied prospectively. The expanded disclosures required by this guidance are included in Note 10. Adoption of this guidance did not have a significant effect on the Company’s financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011, and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company’s adoption of this guidance did not have a significant effect on the Company’s financial position, results of operations, and financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011, and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s adoption of this guidance in the third quarter of 2011 did not have a significant effect on the Company’s financial position, results of operations, or financial statement disclosures.

Future Adoption of New Accounting Pronouncements

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively, with early application permitted. This guidance is not expected to have a significant effect on the Company’s financial position, results of operations, and financial statement disclosures.

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant effect on the Company’s financial position, results of operations, or financial statement disclosures.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

3.    INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary Impairments in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$24,842	$2,939	$-	$27,781	$-
Obligations of U.S. states and their political subdivisions	4,781	53	153	4,681	-
Foreign government bonds	11,457	901	-	12,358	-
Public utilities	105,717	3,898	2,371	107,244	-
All other corporate securities	600,938	34,010	7,582	627,366	(45)
Asset-backed securities (1)	51,651	611	1,084	51,178	(102)
Commercial mortgage-backed securities	63,090	3,763	14	66,839	-
Residential mortgage-backed securities (2)	27,072	2,827	5	29,894	(281)

Total fixed maturities, available-for-sale	$889,548	$49,002	$11,209	$927,341	$(428)

Equity securities, available-for-sale
Common Stocks:
Industrial, miscellaneous & other	$-	$-	$-	$-
Mutual funds	38	-	1	37
Non-redeemable preferred stocks	53	26	-	79

Total equity securities, available-for-sale	$91	$26	$1	$116

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $0.7 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary Impairments in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$25,681	$5,627	$-	$31,308	$-
Obligations of U.S. states and their political subdivisions	2,787	162	-	2,949	-
Foreign government bonds	11,523	1,627	-	13,150	-
Public utilities	96,733	9,761	-	106,494	-
All other corporate securities	646,447	58,447	362	704,532	(45)
Asset-backed securities (1)	61,578	1,944	95	63,427	(2,278)
Commercial mortgage-backed securities	70,799	7,433	9	78,223	-
Residential mortgage-backed securities (2)	61,117	4,871	-	65,988	(331)

Total fixed maturities, available-for-sale	$976,665	$89,872	$466	$1,066,071	$(2,654)

Equity securities, available-for-sale
Common Stocks (4):
Industrial, miscellaneous & other	$183	$67	$-	$250
Mutual funds	67	2	5	64
Non-redeemable preferred stocks	1,053	14	-	1,067

Total equity securities available-for-sale	$1,303	$83	$5	$1,381

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $3.0 million of net unrealized gains or losses on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(4)	Prior period has been reclassified to conform to the current period presentation.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2013, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$34,061	$34,916
Due after one year through five years	245,432	264,010
Due after five years through ten years	212,412	226,263
Due after ten years	255,830	254,241
Asset-backed securities	51,651	51,178
Commercial mortgage-backed securities	63,090	66,839
Residential mortgage-backed securities	27,072	29,894

Total	$889,548	$927,341

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2013	2012	2011
	(in thousands)
Fixed maturities, available-for-sale
Proceeds from sales	$108,332	$11,599	$36,118
Proceeds from maturities/repayments	131,032	144,385	135,127
Gross investment gains from sales, prepayments, and maturities	5,704	13,712	2,614
Gross investment losses from sales and maturities	(1,379)	(1)	(88)
Equity securities, available-for-sale
Proceeds from sales	$6,650	$2,660	$2
Proceeds from maturities/repayments	-	-	472
Gross investment gains from sales	587	146	368
Gross investment losses from sales	(395)	-	-
Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$-	$(1,469)	$(268)
Writedowns for impairments on equity securities	(6)	(211)	(326)

(1)
Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

	Year Ended December 31, 2013	Year Ended December 31, 2012
	(in thousands)
Balance, beginning of period	$2,411	$3,438
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(1,674)	(1,039)
Additional credit loss impairments recognized in the current period on securities previously impaired	-	70
Increases due to the passage of time on previously recorded credit losses	48	165
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(69)	(223)

Balance, end of period	$716	$2,411

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Trading Account Assets

The following table sets forth the composition of “Trading account assets” as of the dates indicated:

	December 31, 2013		December 31, 2012
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Trading account assets	(in thousands)
Equity securities (1)	$-	$-	$1,695	$1,390

(1)	Included in equity securities are perpetual preferred stock securities that have characteristics of both debt and equity securities.

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income” was $0.3 million, ($0.2) million and ($0.1) million during the years ended December 31, 2013, 2012 and 2011, respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows, as of the dates indicated:

	December 31, 2013		December 31, 2012
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and other loans by property type:
Apartments/Multi-Family	$81,484	28.5%	$60,663	27.2%
Retail	65,353	22.9	64,591	29.0
Industrial	40,281	14.1	36,691	16.5
Office	30,635	10.7	18,534	8.3
Other	25,277	8.8	12,211	5.5
Hospitality	24,186	8.5	9,742	4.4

Total commercial mortgage loans	267,216	93.5	202,432	90.9
Agricultural property loans	18,691	6.5	20,458	9.1

Total commercial and agricultural mortgage loans by property type	285,907	100.0%	222,890	100.0%

Valuation allowance	(1,785)		(1,162)

Total net commercial and agricultural mortgage loans by property type	284,122		221,728

Other Loans
Uncollateralized loans	8,410		-

Total other loans	8,410		-

Total commercial mortgage and other loans	$292,532		$221,728

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States and other countries with the largest concentrations in Illinois (15%), Texas (14%), and Florida (11%) at December 31, 2013.

Activity in the allowance for losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

	December 31, 2013	December 31, 2012	December 31, 2011
	(in thousands)
Allowance for losses, beginning of year	$1,162	$1,410	$1,409
Addition to / (release of) allowance of losses	623	(248)	1

Allowance for losses, end of year (1)	$1,785	$1,162	$1,410

(1)	Agricultural loans represent less than $0.1 million of the ending allowance at December 31, 2013, 2012 and 2011, respectively.

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

	December 31, 2013	December 31, 2012
	(in thousands)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment (1)	$-	$-
Ending balance: collectively evaluated for impairment (2)	1,785	1,162

Total ending balance	$1,785	$1,162

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

	December 31, 2013	December 31, 2012
	(in thousands)
Recorded Investment: (3)
Ending balance gross of reserves: individually evaluated for impairment (1)	$-	$-
Ending balance gross of reserves: collectively evaluated for impairment (2)	294,317	222,890

Total ending balance, gross of reserves	$294,317	$222,890

(1)	There were no loans individually evaluated for impairments at December 31, 2013 and 2012.

(2)
Agricultural loans collectively evaluated for impairment had a recorded investment of $18.7 million and $20.0 million at December 31, 2013 and 2012, respectively, and no related allowance for both periods. Uncollateralized loans collectively evaluated for impairment had a recorded investment of $8.4 million and $0 million at December 31, 2013 and 2012, respectively, and no related allowance for both periods.

(3)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. There were no impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and related allowance at December 31, 2013 and 2012. There were no recorded investments in impaired loans with an allowance recorded, before the allowances for losses at both December 31, 2013 and 2012.

There was no net investment income recognized on these loans for both the years ended December 31, 2013 and 2012. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The company had no such loans at December 31, 2013 and 2012. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.

As described in Note 2, loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage and other loans. As of December 31, 2013 and 2012, 99% of the $286 million recorded investment and 98% of the $223 million recorded investment, respectively, had a loan-to-value ratio of less than 80%. As of both December 31, 2013 and 2012, 98% of the recorded investment had a debt service coverage ratio of 1.0X or greater. As of December 31, 2013, approximately 2% or $7 million of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X, reflecting loans where the mortgage amount exceeds the collateral value or where current debt payments are greater than income from property operations; none of which related to agricultural or uncollateralized loans. As of December 31, 2012, approximately 2% or $4 million of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X; none of which related to agricultural or uncollateralized loans.

As of December 31, 2013 and 2012, all commercial mortgage and other loans were in current status. The Company defines current in its aging of past due commercial mortgage and agricultural loans as less than 30 days past due.

There were no commercial mortgage and other loans in nonaccrual status as of December 31, 2013 and 2012. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans.

For the years ended December 31, 2013 and 2012, there were no commercial mortgage and other loans sold or acquired.

The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2013 and 2012, the Company had no significant commitments to fund to borrowers that have been involved in troubled debt restructuring. For the years ended December 31, 2013 and 2012, there were no adjusted pre-modification outstanding recorded investments or post-modification outstanding recorded investments. No payment defaults on commercial mortgage and other loans were modified as a troubled debt restructuring within the 12 months preceding the respective period. See Note 2 for additional information related to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of “Other long-term investments” at December 31 for the years indicated:

	2013	2012
	(in thousands)
Company's investment in Separate accounts	$1,619	$1,765
Joint ventures and limited partnerships	35,886	27,309
Derivatives	-	12,238

Total other long-term investments	$37,505	$41,312

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2013	2012	2011
	(in thousands)
Fixed maturities, available-for-sale	$46,071	$56,024	$57,285
Equity securities, available-for-sale	-	11	12
Trading account assets	11	15	11
Commercial mortgage and other loans	13,831	13,503	12,187
Policy loans	9,901	9,626	9,503
Short-term investments and cash equivalents	63	80	85
Other long-term investments	2,105	4,012	1,718

Gross investment income	71,982	83,271	80,801
Less: investment expenses	(3,329)	(3,616)	(3,245)

Net investment income	$68,653	$79,655	$77,556

There were no non-income producing assets included in fixed maturities as of December 31, 2013. Non-income producing assets represent investments that have not produced income for the preceding twelve months.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2013	2012	2011
	(in thousands)
Fixed maturities	$4,325	$12,242	$2,257
Equity securities	186	(66)	42
Commercial mortgage and other loans	(623)	3,926	(1)
Short-term investments and cash equivalents	2	-	-
Joint ventures and limited partnerships	(13)	-	(44)
Derivatives	18,704	(5,625)	(112,310)

Realized investment gains (losses), net	$22,581	$10,477	$(110,056)

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses) (1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2010	$43	$29,087	$29,130
Change in component during period (2)	(21)	18,014	17,993

Balance, December 31, 2011	$22	$47,101	$47,123
Change in component during period (2)	21	305	326

Balance, December 31, 2012	$43	$47,406	$47,449
Change in other comprehensive income before reclassifications	38	(42,217)	(42,179)
Amounts reclassified from AOCI	-	(4,511)	(4,511)
Income tax benefit (expense)	(13)	16,355	16,342

Balance, December 31, 2013	$68	$17,033	$17,101

(1)	Includes cash flow hedges of ($3.1) million, ($1.3) million and ($1.0) million as of December 31, 2013, 2012 and 2011, respectively.

(2)	Net of taxes.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges - Currency/Interest rate (3)	$(237)	$(31)	$7,622

Net unrealized investment gains (losses) on available-for-sale securities (4)	4,748	(12,145)	(1,225)

Total net unrealized investment gains (losses)	4,511	(12,176)	6,397

Total reclassifications for the period	$4,511	$(12,176)	$6,397

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 11 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available-for-sale” and certain other long-term investments and other assets are included in the Company’s Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policy Holder Account Balances(2)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2010	$(4,309)	$1,848	$(784)	$1,136	$(2,109)
Net investment gains (losses) on investments arising during the period	843	-	-	(295)	548
Reclassification adjustment for (gains) losses included in net income	2,049	-	-	(717)	1,332
Reclassification adjustment for OTTI losses excluded from net income(1)	-	-	-	-	-
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(1,109)	-	388	(721)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders' account balances	-	-	642	(225)	417

Balance, December 31, 2011	$(1,417)	$739	$(142)	$287	$(533)

Net investment gains (losses) on investments arising during the period	873	-	-	(306)	567
Reclassification adjustment for (gains) losses included in net income	880	-	-	(308)	572
Reclassification adjustment for OTTI losses excluded from net income(1)	(106)	-	-	37	(69)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(644)	-	225	(419)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders' account balances	-	-	306	(107)	199

Balance, December 31, 2012	$230	$95	$164	$(172)	$317

Net investment gains (losses) on investments arising during the period	126	-	-	(44)	82
Reclassification adjustment for (gains) losses included in net income	(132)	-	-	46	(86)
Reclassification adjustment for OTTI losses excluded from net income(1)	-	-	-	-	-

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policy Holder Account Balances(2)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	$-	$(723)	$-	$253	$(470)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders' account balances	-	-	(12)	4	(8)

Balance, December 31, 2013	$224	$(628)	$152	$87	$(165)

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	Balances are net of reinsurance.

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policy Holder Account Balances(3)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2010	$61,324	$(24,292)	$10,961	$(16,798)	$31,195
Net investment gains (losses) on investments arising during the period	23,930	-	-	(8,375)	15,555
Reclassification adjustment for (gains) losses included in net income	4,348	-	-	(1,522)	2,826
Reclassification adjustment for OTTI losses excluded from net income(2)	-	-	-	-	-
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(7,406)	-	2,592	(4,814)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders' account balances	-	-	4,418	(1,546)	2,872

Balance, December 31, 2011	$89,602	$(31,698)	$15,379	$(25,649)	$47,634

Net investment gains (losses) on investments arising during the period	13,098	-	-	(4,584)	8,514
Reclassification adjustment for (gains) losses included in net income	(13,056)	-	-	4,570	(8,486)
Reclassification adjustment for OTTI losses excluded from net income(2)	106	-	-	(37)	69
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	5,389	-	(1,886)	3,503
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders' account balances	-	-	(6,378)	2,232	(4,146)

Balance, December 31, 2012	$89,750	$(26,309)	$9,001	$(25,354)	$47,088

Net investment gains (losses) on investments arising during the period	(49,387)	-	-	17,285	(32,102)
Reclassification adjustment for (gains) losses included in net income	(4,379)	-	-	1,534	(2,845)
Reclassification adjustment for OTTI losses excluded from net income(2)	-	-	-	-	-
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	14,655	-	(5,129)	9,526
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders' account balances	-	-	(6,875)	2,406	(4,469)

Balance, December 31, 2013	$35,984	$(11,654)	$2,126	$(9,258)	$17,198

(1)	Includes cash flow hedges. See Note 11 for information on cash flow hedges.

(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(3)	Balances are net of reinsurance.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

	2013	2012	2011
	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$224	$230	$(1,417)
Fixed maturity securities, available-for-sale—all other	37,569	89,176	88,414
Equity securities, available-for-sale	25	78	(100)
Derivatives designated as cash flow hedges (1)	(3,057)	(1,327)	(630)
Other investments	1,447	1,823	1,918

Net unrealized gains (losses) on investments	$36,208	$89,980	$88,185

(1)	See Note 11 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2013
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
Obligations of U.S. states and their political subdivisions	$2,628	$153	$-	$-	$2,628	$153
Corporate securities	185,613	9,740	2,612	213	188,225	9,953
Asset-backed securities	31,499	1,068	642	16	32,141	1,084
Commercial mortgage-backed securities	397	10	268	4	665	14
Residential mortgage-backed securities	936	5	-	-	936	5

Total	$221,073	$10,976	$3,522	$233	$224,595	$11,209

Equity securities, available-for-sale	$22	$1	$-	$-	$22	$1

	December 31, 2012
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
Obligations of U.S. states and their political subdivisions	$-	$-	$-	$-	$-	$-
Corporate securities	20,938	241	1,014	121	21,952	362
Asset-backed securities	2,500	8	569	87	3,069	95
Commercial mortgage-backed securities	-	-	484	9	484	9
Residential mortgage-backed securities	-	-	-	-	-	-

Total	$23,438	$249	$2,067	$217	$25,505	$466

Equity securities, available-for-sale	$25	$5	$-	$-	$25	$5

The gross unrealized losses, related to fixed maturities at December 31, 2013 and 2012, are composed of $11.1 million and $0.2 million, respectively, related to high or highest quality securities based on NAIC or equivalent rating and $0.1 million and $0.3 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At both December 31, 2013 and 2012, the $0.2 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and the consumer non-cyclical, communications, and basic industry sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2013 or 2012. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2013, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

At both December 31, 2013 and 2012, none of the gross unrealized losses related to equity securities represented declines in value of greater than 20%, all of which have been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2013 or 2012.

Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

	2013	2012
	(in thousands)
Fixed maturity securities, available-for-sale	$3,936	$2,075

Total securities pledged	$3,936	$2,075

As of December 31, 2013 and 2012, the carrying amount of the associated liabilities supported by the pledged collateral was $4.1 million and $2.1 million, respectively, which was “Cash collateral for loaned securities”.

Fixed maturities of $0.6 million and $3.9 million at December 31, 2013 and 2012, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.    DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the years ended December 31, are as follows:

	2013	2012	2011
	(in thousands)
Balance, beginning of year	$327,832	$262,895	$271,179
Capitalization of commissions, sales and issue expenses	53,901	90,828	90,072
Amortization- Impact of assumption and experience unlocking and true-ups	(15,114)	1,044	(983)
Amortization- All other	59,295	(8,189)	(89,063)
Change in unrealized investment gains and losses	13,402	4,870	(8,310)
Ceded DAC upon Coinsurance Treaty with PAR U (See Note 13)	-	(23,616)	-

Balance, end of year	$439,315	$327,832	$262,895

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR TERM and PAR U, as well as reductions for the initial balance transferred to PAR U at inception of the coinsurance agreement (see Note 13).

Ceded capitalization was $48 million, $33 million and $19 million in 2013, 2012, and 2011, respectively. Ceded amortization amounted to $10 million, $11 million, and $7 million in 2013, 2012 and 2011, respectively. The ceded portion of the impact of changes in unrealized gains (losses) decreased the deferred acquisition cost asset $20 million in 2013 and increased the deferred acquisition cost asset $24 million in 2012.

5.    POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 are as follows:

	2013	2012
	(in thousands)
Life insurance	$793,841	$694,076
Individual annuities	13,642	11,958
Policy claims and other liabilities	(34,946)	119,835

Total future policy benefits	$772,537	$825,869

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual annuity liabilities include reserves for annuities that are in payout status.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Future policy benefits for life insurance are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 7.00%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present value range from 0.00% to 7.25%, with none of the reserves based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience. The interest rates used in the determination of the present values range from 0.39% to 5.01%.

The Company’s liability for future policy benefits is also inclusive of liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts. Liabilities for guaranteed benefits accounted for as embedded derivatives are primarily in other contract liabilities. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. See Note 7 for additional information regarding liabilities for guaranteed benefits related to certain nontraditional long-duration contracts.

Policyholders’ Account Balances

Policyholders’ account balances at December 31 are as follows:

	2013	2012
	(in thousands)
Interest-sensitive life contracts	$1,021,733	$876,585
Individual annuities	184,067	196,432
Guaranteed interest accounts	33,691	36,109
Other	121,173	112,806

Total policyholders' account balances	$1,360,664	$1,221,932

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates for interest-sensitive contracts range from 0.42% to 4.60%. Interest crediting rates for individual annuities range from 0.00% to 4.93%. Interest crediting rates for guaranteed interest accounts range from 1.00% to 5.25%. Interest crediting rates range from 0.50% to 3.50% for other.

6.    REINSURANCE

The Company participates in reinsurance with its affiliates PARCC, Pruco Re, PAR U, and PAR TERM, and its parent companies, Pruco Life and Prudential Insurance, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely. The affiliated reinsurance agreements are described further in Note 13.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable Corporate Owned Life Insurance “COLI” policies with Pruco Life. For additional details on this agreement, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Reinsurance amounts included in the Company’s Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, 2013, 2012 and 2011 are as follows:

	2013	2012	2011
	(in thousands)
Direct premiums	$186,778	$174,418	$167,113
Premiums ceded	(171,885)	(160,287)	(151,808)

Premiums	$14,893	$14,133	$15,305

Direct policy charges and fees	$239,758	$206,296	$161,829
Policy charges and fees ceded	(82,947)	(59,836)	(48,357)

Policy charges and fees	$156,811	$146,460	$113,472

Direct policyholders' benefits	$228,175	$205,982	$191,532
Policyholders’ benefits ceded	(205,283)	(170,293)	(164,306)

Policyholders’ benefits	$22,893	$35,689	$27,226

Realized capital gains (losses) net, associated with derivatives	$(176,902)	$(1,620)	$(26,567)

Reinsurance premiums ceded for interest-sensitive products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through “Realized investment gains (losses).” The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re and to Pruco Life. See Note 13 for additional information on reinsurance agreements with affiliates. The reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 11 for additional information related to the accounting for embedded derivatives.

Reinsurance recoverables included in the Company’s Statements of Financial Position as of December 31, were as follows:

	December 31, 2013	December 31, 2012
	(in thousands)
Domestic life insurance-affiliated	$997,197	$783,374
Domestic individual annuities-affiliated (1)	50	85,203
Domestic life insurance-unaffiliated	1,993	1,545

	$999,240	$870,122

(1)	December 31, 2013 excludes $43 million reclassed to other liabilities due to mark-to-market impact discussed above.

Substantially all reinsurance contracts are with affiliates as of December 31, 2013, 2012 and 2011. These contracts are described further in Note 13.

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2013	2012	2011
	(in thousands)
Gross life insurance face amount in force	$107,125,219	$101,793,986	$97,879,303
Reinsurance ceded	(97,197,953)	(92,025,256)	(88,113,164)

Net life insurance face amount in force	$9,927,266	$9,768,730	$9,766,139

7.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.”

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2013 and 2012, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2013			December 31, 2012
	In the Event of Death	At Annuitization / Accumulation (1)		In the Event of Death	At Annuitization / Accumulation (1)
	(in thousands)
Variable Annuity Contracts
Return of Net Deposits
Account value	$5,734,942	$	N/A	$4,511,432	$	N/A
Net amount at risk	$3,592	$	N/A	$10,272	$	N/A
Average attained age of contractholders	61		N/A	60		N/A
Minimum return or contract value
Account value	$1,933,573		$6,958,377	$1,653,925		$5,523,025
Net amount at risk	$6,983		$84,150	$25,195		$171,890
Average attained age of contractholders	64		61	64		60
Average period remaining until earliest expected annuitization	N/A		0.07 years	N/A		0.15 years

(1)	Includes income and withdrawal benefits as described herein

	December 31, 2013	December 31, 2012
	In the Event of Death
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value	$710,080	$643,930
General account value	$383,074	$298,222
Net amount at risk	$8,551,482	$6,992,592
Average attained age of contractholders	52 years	51 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2013	December 31, 2012
	(in thousands)
Equity funds	$4,604,397	$3,590,658
Bond funds	2,630,424	2,094,693
Money market funds	263,476	296,038

Total	$7,498,297	$5,981,389

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

In addition to the above mentioned amounts invested in separate account investment options, $170.2 million and $184.0 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature were invested in general account investment options in 2013 and 2012, respectively. For the years ended December 31, 2013, 2012 and 2011 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities for Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”), and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum income and withdrawal benefits (“GMIWB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are accounted for as bifurcated embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

	GMDB		GMIB	GMWB/GMIWB/G MAB	Total

	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity

	(in thousands)
Balance as of December 31, 2010	$840	$18,386	$1,236	$(41,316)	$(20,854)
Incurred guarantee benefits (1)	1,248	6,053	318	118,312	125,931
Paid guarantee benefits	(683)	-	-	-	(683)

Balance as of December 31, 2011	$1,405	$24,439	$1,554	$76,996	$104,394
Incurred guarantee benefits (1)	1,566	8,864	736	39,676	50,842
Paid guarantee benefits	(360)	(224)	-	-	(584)

Balance as of December 31, 2012	$2,611	$33,079	$2,290	$116,672	$154,652
Incurred guarantee benefits (1)	116	6,802	(1,277)	(154,862)	(149,221)
Paid guarantee benefits	(147)	-	(52)	-	(199)
Other	109	2,574	12	-	2,695

Balance as of December 31, 2013	$2,689	$42,455	$973	$(38,190)	$7,927

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is calculated at each valuation date such that, the present value of excess benefits and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, adjusted for cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs the Company no longer offers) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Sales Inducements

The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Deferred Sales Inducements” in the Company’s Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

	2013	2012	2011

	(in thousands)

Balance, beginning of year	$70,728	$48,101	$51,106
Capitalization	1,793	19,219	22,596
Amortization- Impact of assumption and experience unlocking and true-ups	1,799	4,488	(2,290)
Amortization- All other	13,501	(956)	(23,105)
Change in unrealized investment gains (losses)	529	(124)	(206)

Balance, end of year	$88,350	$70,728	$48,101

8.    STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $81 million, $66 million, and $13 million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory surplus of the Company amounted to $380 million and $465 million at December 31, 2013 and 2012, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is $81 million capacity to pay a dividend in 2014 without prior approval. The Company paid a dividend of $155 million in 2013. The Company did not pay any dividends in 2012.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

9.    INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2013	2012	2011

	(in thousands)
Current tax expense (benefit):
U.S.	$33,370	$64,255	$(715)

Total	33,370	64,255	(715)

Deferred tax expense (benefit):
U.S.	31,996	(25,049)	(47,893)

Total	31,996	(25,049)	(47,893)

Total income tax expense on continuing operations	65,366	39,206	(48,608)
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	(16,342)	177	9,689
Additional paid-in capital	53	1,680	100

Total income tax expense (benefit) on continuing operations	$49,077	$41,063	$(38,819)

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

	2013	2012	2011

	(in thousands)

Expected federal income tax expense (benefit)	$80,923	$50,144	$(37,938)
Non-taxable investment income	(13,840)	(9,794)	(7,885)
Tax credits	(1,789)	(1,249)	(1,368)
Other	72	105	(1,417)

Total income tax expense (benefit) on income from continuing operations	$65,366	$39,206	$(48,608)

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2012 and current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the Internal Revenue Service (“IRS”) released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and obsoleting Revenue Ruling 2007-61. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration's budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2011, 2012 or 2013 results.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2013	2012

	(in thousands)
Deferred tax assets
Insurance reserves	$120,815	$113,710
Other	-	766

Deferred tax assets	$120,815	$114,476

Deferred tax liabilities
Deferred policy acquisition costs	$106,577	$72,040
Deferred sales inducements	30,923	24,755
Net unrealized gains on securities	13,743	31,957
Investments	3,382	3,676
Other	531	-

Deferred tax liabilities	$155,156	$132,428

Net deferred tax asset (liability)	$(34,341)	$(17,952)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2013, and 2012.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

The Company’s income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $231.2 million, $143.3 million and ($108.4) million, and no income from foreign operations for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company’s unrecognized tax benefits for the years ended December 31 are as follows:

	2013	2012	2011
	(in thousands)
Balance at January 1,	$-	$113	$1,619
Increases in unrecognized tax benefits - prior years	-	-	-
(Decreases) in unrecognized tax benefits- prior years	-	-	(1,506)
Increases in unrecognized tax benefits - current year	-	-	-
(Decreases) in unrecognized tax benefits- current year	-	-	-
Settlement with taxing authorities	-	(113)	-

Balance at December 31,	$-	$-	$113

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	-	-	-

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In December 31, 2013 and 2012, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Listed below are the tax years that remain subject to examination by major tax jurisdiction, at December 31, 2013:

Major Tax Jurisdiction	Open Tax Years
United States	2004 - 2013

During 2004 through 2006, the Company’s parent, Prudential Financial, Inc., entered into two transactions that involved, among other things, the payment of foreign income taxes that were credited against the Company’s U.S. tax liability. On May 23, 2011, the IRS issued notices of proposed adjustments disallowing the foreign tax credits claimed and related transaction expenses. The total amount of the proposed adjustments for the transactions was approximately $200 million of tax and penalties. During the fourth quarter of 2011, the Company reached agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The impact to the 2011 results attributable to the settlement was an increase to tax expense of approximately $93 million. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011. As such, 2011 benefited from a reduction to the liability for unrecognized tax benefits of $70 million, including the impact from the foreign tax credit disallowance.

For tax years 2007 through 2013, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

10.    FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents, short term investments and equity securities that trade on an active exchange market.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2013

	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$27,781	$-	$-	$27,781
Obligations of U.S. states and their political subdivisions	-	4,681	-	-	4,681
Foreign government bonds	-	12,358	-	-	12,358
Corporate securities	-	730,248	4,362	-	734,610
Asset-backed securities	-	35,155	16,023	-	51,178
Commercial mortgage-backed securities	-	66,839	-	-	66,839
Residential mortgage-backed securities	-	29,894	-	-	29,894

Sub-total	-	906,956	20,385	-	927,341
Trading account assets:
Equity securities	-	`-	-	-	-

Sub-total	-	-	-	-	-
Equity securities, available for sale:	-	37	79	-	116
Short-term investments	182	4,998	-	-	5,180
Cash equivalents	-	13,999	-	-	13,999
Other long-term investments	-	5,124	-	(5,124)	-
Reinsurance recoverables	-	-	-	-	-
Receivables from parents and affiliates	-	30,581	3,138	-	33,719

Sub-total excluding separate account assets	182	961,695	23,602	(5,124)	980,355
Separate account assets (2)	60,601	10,168,133	6,692	-	10,235,426

Total assets	$60,783	$11,129,828	$30,294	$(5,124)	$11,215,781

Future policy benefits (4)	-	-	(38,190)	-	(38,190)
Other liabilities (3)	-	5,125	43,340	(5,124)	43,341

Total liabilities	$-	$5,125	$5,150	$(5,124)	$5,151

	As of December 31, 2012

	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$31,308	$-	$-	$31,308
Obligations of U.S. states and their political subdivisions	-	2,949	-	-	2,949
Foreign government bonds	-	13,150	-	-	13,150
Corporate securities	-	804,953	6,073	-	811,026
Asset-backed securities	-	45,126	18,301	-	63,427
Commercial mortgage-backed securities	-	78,223	-	-	78,223
Residential mortgage-backed securities	-	65,988	-	-	65,988

Sub-total	-	1,041,697	24,374	-	1,066,071
Trading account assets:
Equity securities	-	-	1,390	-	1,390

Sub-total	-	-	1,390	-	1,390
Equity securities, available for sale:	250	64	1,067	-	1,381
Short-term investments	2,226	-	-	-	2,226
Cash equivalents	-	49,774	-	-	49,774
Other long-term investments	-	24,328	-	(12,090)	12,238
Reinsurance recoverables	-	-	85,166	-	85,166
Receivables from parents and affiliates	-	7,940	998	-	8,938

Sub-total excluding separate account assets	2,476	1,123,803	112,995	(12,090)	1,227,184
Separate account assets (2)	21,876	8,345,703	6,201	-	8,373,780

Total assets	$24,352	$9,469,506	$119,196	$(12,090)	$9,600,964

Future policy benefits (4)	-	-	116,673	-	116,673
Other liabilities	-	12,090	-	(12,090)	-

Total liabilities	$-	$12,090	$116,673	$(12,090)	$116,673

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

(1) “Netting” amounts represent the impact of offsetting asset and liability positions held within the same counterparty, subject to master netting arrangements.
(2) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Financial Position.
(3) Reinsurance of variable annuity living benefit features classified as “Reinsurance Recoverables” at December 31, 2012 were reclassified to “Other Liabilities” – at December 31, 2013 as they were in a net liability position.
(4) For the year ended December 31, 2013, the net embedded derivative asset position of $38 million includes $109 million of embedded derivatives in an asset position and $71 million of embedded derivatives in a liability position. For the year ended December 31, 2012, the net embedded derivative liability position of $117 million includes $37 million of embedded derivatives in an asset position and $154 million of embedded derivatives in a liability position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2013 and December 31, 2012, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. If the fair value is determined using pricing inputs that are observable in the market, the securities have been reflected within Level 2; otherwise a Level 3 classification is used.

Trading Account Assets – Trading account assets are comprised of perpetual preferred stock whose fair values are determined consistent with similar instruments described below under “Equity Securities.”

Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation - models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments – Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company’s derivative positions are traded in the over-the-counter OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including overnight indexed swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values. As of December 31, 2013 and December 31, 2012, all derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.

Separate Account Assets – Separate Account Assets include fixed maturity securities, treasuries, equity securities and real estate investments for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities,” “Equity Securities" and “Other Long-Term Investments.”

Receivables from Parent and Affiliates – Receivables from parent and affiliates carried at fair value include affiliated bonds within our legal entity whose fair value are determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.

Reinsurance Recoverables – Reinsurance recoverables carried at fair value include the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance Recoverables” or “Other Liabilities” when fair value is in an asset or liability position, respectively. The methods and assumption used to estimate the fair value are consistent with those described below in “Future Policy Benefits.” The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

Future Policy Benefits – The liability for future policy benefits primarily includes general account liabilities for the optional living benefit features of the Company’s variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived risk of its own non-performance, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data, such as available industry studies or market transactions such as acquisitions and reinsurance transactions. These assumptions are generally updated in the third quarter of each year unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2 – Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. The classification of Separate Account funds may vary dependent on the availability of information to the public. Should a fund’s net asset value become publicly observable, the fund would be transferred from Level 2 to Level 1. During the year ended December 31, 2013, $32 million was transferred from Level 1 to Level 2. Transfers between levels are generally reported at the values as of the beginning of the period in which the transfers occur. There were no transfers between Levels 1 and 2 for the years ended December 31, 2012 and 2011.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Level 3 Assets and Liabilities by Price Source – The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2013
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	$4,362	$-	$4,362
Asset-backed securities	50	15,973	16,023
Equity securities	79	-	79
Receivables from parents and affiliates	-	3,138	3,138

Subtotal excluding separate account assets	4,491	19,111	23,602
Separate account assets	6,692	-	6,692

Total assets	$11,183	$19,111	$30,294

Future policy benefits	$(38,190)	$-	$(38,190)
Other liabilities	43,340	-	43,340

Total liabilities	$5,150	$-	$5,150

	As of December 31, 2012
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	$5,157	$916	$6,073
Asset-backed securities	56	18,245	18,301
Equity securities	1,067	1,390	2,457
Reinsurance recoverables	85,166	-	85,166
Receivables from parents and affiliates	-	998	998

Subtotal excluding separate account assets	91,446	21,549	112,995
Separate account assets	6,201	-	6,201

Total assets	$97,647	$21,549	$119,196

Future policy benefits	$116,673	$-	$116,673

Total liabilities	$116,673	$-	$116,673

(1)
Represents valuations which could incorporate both internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.

(2)	Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

Quantitative Information Regarding Internally Priced Level 3 Assets and Liabilities – The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities.

	As of December 31, 2013
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities	$4,362	Discounted cash flow	Discount rate	11.0%	11.0%	11.00%	Decrease
		Market comparables	EBITDA multiples (2)	6.0X	7.0X	6.09X	Increase
Liabilities:
Future policy benefits (3)	$(38,190)	Discounted cash flow	Lapse rate (4)	0%	11%		Decrease
			NPR spread (5)	0.08%	1.09%		Decrease
			Utilization rate (6)	70%	94%		Increase
			Withdrawal rate (7)	86%	100%		Increase
			Mortality rate (8)	0%	13%		Decrease
			Equity Volatility curve	15%	28%		Increase
Other Liabilities	43,340	Represents reinsurance of variable annuity living benefits in a liability position. Fair values are determined in the same manner as future policy benefits

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

	As of December 31, 2012
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities	$5,157	Discounted cash flow	Discount rate	11.50%	17.50%	13.39%	Decrease
Reinsurance recoverables	$85,166	Fair values are determined in the same manner as future policy benefits
Liabilities:
Future policy benefits (3)	$116,673	Discounted cash flow	Lapse rate (4)	0%	14%		Decrease
			NPR spread (5)	0.20%	1.60%		Decrease
			Utilization rate (6)	70%	94%		Increase
			Withdrawal rate (7)	85%	100%		Increase
			Mortality rate (8)	0%	13%		Decrease
			Equity Volatility curve	19%	34%		Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.

(2)
EBITDA multiples represent multiples of earnings before interest, taxes, depreciation and amortization, and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(3)
Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(4)
Base lapse rates are adjusted at the contract level based on a comparison of the benefit amount and the policyholder account value and reflect other factors, such as the applicability of any surrender charges. A dynamic lapse adjustment reduces the base lapse rate when the benefit amount is greater than the account value, as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(5)
To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position. In determining the NPR spread, the Company reflects the financial strength ratings of the Company and its affiliates as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.

(6)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. These assumptions vary based on the product type, the age of the contractholder and the age of the contract. The impact of changes in these assumptions is highly dependent on the contract type and age of the contractholder at the time of the sale and the timing of the first lifetime income withdrawal.

(7)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.

(8)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities – The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits – The unobservable contractholder behavior inputs related to the liability for the optional living benefit features of the Company’s variable annuity contracts included in future policy benefits are generally based on emerging experience, future expectations and other data. While experience for these products is still emerging, the Company expects benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. The dynamic lapse adjustment assumes lower lapses when the benefit amount is greater than the account value, as in-the-money contracts are less likely to lapse. Therefore, to the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, the dynamic lapse function will reduce lapse rates for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, the dynamic lapse function will lower overall lapse rates as contracts become more in-the-money.

Separate Account Assets – In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company’s Statement of Operations. In addition, fees earned by the Company related to the

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Real Estate and Other Invested Assets – Separate account assets include $6.7 million and $6.2 million of investments in real estate as of December 31, 2013 and December 31, 2012, respectively, that are classified as Level 3 and reported at fair value which is determined by the Company's equity in net assets of the entities. Fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 Classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 5.00% to 10.00% (6.82% weighted average) as of December 31, 2013 and 5.50% to 9.50% (7.30% weighted average) as of December 31, 2012 and discount rates which ranged from 6.75% to 11.00% (7.90% weighted average) as of December 31, 2013 and 7.00% to 11.50% (8.30% weighted average) as of December 31, 2012.

Valuation Process for Fair Value Measurements Categorized within Level 3 – The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of optional living benefit features of the Company’s variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data, such as available industry studies. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities – The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2013
	Fixed Maturities - Available For Sale
	Corporate Securities	Asset-Backed Securities	Trading Account Assets - Equity Securities	Equity Securities, Available for Sale
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$6,073	$18,301	$1,390	$1,067
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(87)	-	-	483
Asset management fees and other income	-	-	109	-
Interest credited to policyholders’ account balances	-	-	-	-
Included in other comprehensive income (loss)	(95)	86	-	11
Net investment income	36	244	-	-
Purchases	352	12,016	-	-
Sales	(1)	-	(1,499)	(1,482)
Issuances	-	-	-	-
Settlements	(975)	(5,109)	-	-
Transfers into Level 3 (2)	-	-	-	-
Transfers out of Level 3 (2)	(941)	(7,518)	-	-
Other (4)	-	(1,997)	-	-

Fair Value, end of period assets/(liabilities)	$4,362	$16,023	$-	$79

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

	Year Ended December 31, 2013
	Fixed Maturities - Available For Sale
	Corporate Securities	Asset-Backed Securities	Trading Account Assets - Equity Securities	Equity Securities, Available for Sale
	(in thousands)
Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-
Asset management fees and other income	$-	$-	$25	$-

	Year Ended December 31, 2013
	Receivables from Parents and Affiliates	Separate Account Assets (1)	Future Policy Benefits	Other Liabilities (5)
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$998	$6,201	$(116,673)	$85,164
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	204,349	(169,386)
Asset management fees and other income	-	-	-	-
Interest credited to policyholders’ account balances	-	491	-	-
Included in other comprehensive income (loss)	(9)	-	-	-
Net investment income	-	-	-	-
Purchases	3,648	-	-	40,882
Sales	(2,497)	-	-	-
Issuances	-	-	(49,486)	-
Settlements	-	-	-	-
Transfers into Level 3 (2)	-	-	-	-
Transfers out of Level 3 (2)	(999)	-	-	-
Other (4)	1,997	-	-	-

Fair Value, end of period assets/(liabilities)	$3,138	$6,692	$38,190	$(43,340)

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$202,622	$(168,474)
Asset management fees and other income	$-	$-	$-	$-
Interest credited to policyholders’ account balances	$-	$491	$-	$-

	Year Ended December 31, 2012
	Fixed Maturities Available For Sale
	Corporate Securities	Asset-Backed Securities	Commercial mortgage- backed securities	Trading Account Assets - Equity Securities	Equity Securities, Available for Sale
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$1,755	$18,627	$-	$1,569	$1,144
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(468)	76	-	-	(122)
Asset management fees and other income	-	-	-	(179)	-
Included in other comprehensive income (loss)	116	355	(128)	-	45
Net investment income	8	337	1	-	-
Purchases	4,704	5,302	-	-	-
Sales	(30)	-	-	-	-
Issuances	-	-	-	-	-
Settlements	(1,814)	(6,142)	(2,496)	-	-
Transfers into Level 3 (2)	4,826	200	2,623	-	-
Transfers out of Level 3 (2)	(3,024)	(454)	-	-	-

Fair Value, end of period assets/(liabilities)	$6,073	$18,301	$-	$1,390	$1,067

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-
Asset management fees and other income	$-	$-	$-	$(179)	$-
Interest credited to policyholders’ account balances	$-	$-	$-	$-	$-

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

	Year Ended December 31, 2012
	Other Long- Term Investments	Reinsurance Recoverables	Receivables from Parents and Affiliates	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$18	$53,677	$-	$5,995	$(76,996)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(18)	1,491	-	-	(1,562)
Asset management fees and other income	-	-	-	-	-
Interest credited to policyholders’ account balances	-	-	-	206	-
Included in other comprehensive income (loss)	-	-	(2)	-	-
Net investment income	-	-	-	-	-
Purchases	-	29,997	1,000	-	-
Sales	-	-	-	-	-
Issuances	-	-	-	-	(38,115)
Settlements	-	-	-	-	-
Transfers into Level 3 (2)	-	-	-	-	-
Transfers out of Level 3 (2)	-	-	-	-	-

Fair Value, end of period assets/(liabilities)	$-	$85,165	$998	$6,201	$(116,673)

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$2,126	$-	$-	$(2,670)
Asset management fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholders’ account balances	$-	$-	$-	$206	$-

	Year Ended December 31, 2011
	Fixed Maturities Available For Sale
	Corporate Securities	Asset-Backed Securities	Commercial Mortgage- Backed Securities	Equity Securities, Available for Sale	Other Long- Term Investments
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$3,636	$16,619	$-	$255	$-
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	2	-	-	(516)	18
Asset management fees and other income	-	-	-	-	-
Included in other comprehensive income (loss)	(96)	(121)	-	398	-
Net investment income	59	256	-	-	-
Purchases	1,300	11,089	5,019	1,000	-
Sales	(99)	-	-	-	-
Issuances	73	-	-	-	-
Settlements	(148)	(5,251)	-	-	-
Transfers into Level 3 (2)	900	-	-	1,536	-
Transfers out of Level 3 (2)	(3,872)	(3,965)	(5,019)	-	-
Other (4)	-	-	-	(1,529)	-

Fair Value, end of period assets/(liabilities)	$1,755	$18,627	$-	$1,144	$18

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$(454)	$-
Asset management fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholders’ account balances	$-	$-	$-	$-	$-

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

	Year Ended December 31, 2011
	Reinsurance Recoverables	Receivables from Parents and Affiliates	Separate Account Assets (1)	Future Policy Benefits	Other Trading Account Assets - Equity Securities
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$11,108	$5,888	5,393	$41,316	$-
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(25,919)	-	-	(94,684)	-
Asset management fees and other income	-	-	-	-	40
Interest credited to policyholders’ account balances	-		602	-	-
Included in other comprehensive income (loss)	-	(13)	-	-	-
Net investment income	-	-	-	-	-
Purchases	68,488	104	-	(23,628)	-
Sales	-	-	-	-	-
Issuances	-	-	-	-	-
Settlements	-	-	-	-	-
Transfers into Level 3 (2)	-	-	-	-	-
Transfers out of Level 3 (2)	-	(5,979)	-	-	-
Other (4)	-	-	-	-	1,529

Fair Value, end of period assets/(liabilities)	$53,677	$-	$5,995	$(76,996)	$1,569

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$18,797	$-	$-	$(94,098)	$-
Asset management fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholders’ account balances	$-	$-	$602	$-	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(4)	Other primarily represents reclasses of certain assets between reporting categories.

(5)
Reinsurance of variable annuity living benefit features classified as “Reinsurance Recoverables” at December 31, 2012, were reclassified to “Other Liabilities” – at December 31, 2013 as they were in a net liability position.

Transfers – Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company is able to validate.

For the year ended December 31, 2011 the majority of the Equity Securities Available for Sale transfers into Level 3 were due to the determination that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on indicative broker quotes which could not always be verified against directly observable market information. Perpetual preferred stocks were included in Equity Securities Available for Sale and subsequently transferred to Trading Account Assets.

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2013					December 31, 2012
	Fair Value				Carrying Amount (1)	Fair Value	Carrying Amount
	Level 1	Level 2	Level 3	Total	Total	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$-	$-	$297,317	$297,317	$292,532	$237,932	$221,728
Policy loans	-	-	176,885	176,885	176,885	254,824	173,622
Other long term investments	-	-	744	744	658	430	388
Cash and cash equivalents	1,091	25,551	-	26,642	26,642	822	822
Accrued investment income	-	15,024	-	15,024	15,024	15,782	15,782
Receivables from parents and affiliates	-	23,198	-	23,198	23,090	20,462	20,284
Other assets	-	3,941	-	3,941	3,941	4,886	4,887

Total assets	$1,091	$67,714	$474,946	$543,751	$538,772	$535,138	$437,513

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

	December 31, 2013					December 31, 2012
	Fair Value				Carrying Amount (1)	Fair Value	Carrying Amount
	Level 1	Level 2	Level 3	Total	Total	Total	Total
	(in thousands)
Liabilities:
Policyholders’ Account Balances - Investment Contracts	$-	$130,026	$10,956	$140,982	$143,294	$133,268	$134,119
Cash collateral for loaned securities	-	4,081	-	4,081	4,081	2,134	2,134
Short-term debt	-	24,569	-	24,569	24,000	24,377	24,000
Long-term debt	-	100,677	-	100,677	93,000	86,785	85,000
Payables to parent and affiliates	-	4,607	-	4,607	4,607	2,470	2,470
Other liabilities	-	48,662	-	48,662	48,662	35,792	35,792

Total liabilities	$-	$312,622	$10,956	$323,578	$317,644	$284,826	$283,515

(1)
Carrying values presented herein differ from those in the Company’s Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Policy Loans

During the fourth quarter of 2013, the Company changed the valuation technique used to fair value policy loans. For the period ended December 31, 2013, the fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result the carrying value of the policy loans approximates the fair value for the year ended December 31, 2013. Prior to this change, the fair value of U.S. insurance policy loans was calculated by discounting expected cash flows based upon current U.S. Treasury rates and historical loan repayment patterns.

Other Long-term Investments

Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company’s share of the net asset value (“NAV”) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. For the year end December 31, 2013 and 2012, no such adjustments were made.

Cash, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in receivables from parents and affiliates is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under “Short-Term and Long-Term Debt”.

Policyholders’ Account Balances - Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own non-performance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Cash Collateral for Loaned Securities

This represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase below. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received/paid.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities and Payables to Parent and Affiliates

Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

11.    DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Foreign Exchange Contracts

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, and in return receive a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Re. The embedded

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 10.

The fair value of the living benefit feature embedded derivatives included in “Future policy benefits” was an asset of $38 million and a liability of $117 million as of December 31, 2013 and December 31, 2012, respectively. The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re included in “Reinsurance recoverables” was a liability of $43 million and an asset of $85 million as of December 31, 2013 and December 31, 2012, respectively.

The Company has invested in fixed maturities in the past that, in addition to a stated coupon, provided a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounted for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts used in a non-broker-dealer capacity, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

	December 31, 2013			December 31, 2012
	Notional	Gross Fair Value		Notional	Gross Fair Value
Primary Underlying	Amount	Assets	Liabilities	Amount	Assets	Liabilities

	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Currency Swaps	$41,256	$-	$(3,328)	$22,332	$7	$(1,330)

Total Qualifying Hedges	$41,256	$-	$(3,328)	$22,332	$7	$(1,330)

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest
Interest Rate Swaps	$57,200	$3,443	$-	$57,200	$9,353	$-
Credit
Credit Default Swaps	9,275	15	(499)	9,275	614	(369)
Currency/Interest Rate
Currency Swaps	10,370	-	(556)	9,115	-	(836)
Equity
Equity Options	1,870,001	1,666	(742)	1,870,001	14,354	(9,555)

Total Non-Qualifying Hedges	1,946,846	5,124	(1,797)	1,945,591	24,321	(10,760)

Total Derivatives (1)	$1,988,102	$5,124	$(5,125)	$1,967,923	$24,328	$(12,090)

(1)
Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was an asset of $38 million and a liability of $119 million as of December 31, 2013 and December 31, 2012, respectively, included in “Future policy benefits” and “Fixed maturities, available-for-sale.”

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (including bifurcated embedded derivatives), and repurchase and reverse repurchase agreements, that are offset in the balance sheet, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the balance sheet.

	December 31, 2013
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$5,124	$(5,124)	$-	$-	$-
Securities purchased under agreement to resell	25,551	-	25,551	(25,551)	-

Total Assets	$30,675	$(5,124)	$25,551	$(25,551)	$-

Offsetting of Financial Liabilities:
Derivatives	$5,125	$(5,124)	$1	$-	$1
Securities sold under agreement to repurchase	-	-	-	-	-

Total Liabilities	$5,125	$(5,124)	$1	$-	$1

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

	December 31, 2012
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$24,193	$(12,090)	$12,103	$-	$12,103
Securities purchased under agreement to resell	49,774	-	49,774	(49,774)	0

Total Assets	$73,967	$(12,090)	$61,877	$(49,774)	$12,103

Offsetting of Financial Liabilities:
Derivatives	$12,090	$(12,090)	$-	$-	$-
Securities sold under agreement to repurchase	-	-	-	-	-

Total Liabilities	$12,090	$(12,090)	$-	$-	$-

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Company’s Financial Statements.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

		Year Ended December 31, 2013
		Realized Investment Gains/(Losses)		Net Investment Income		Other Income		Accumulated Other Comprehensive Income(1)
		(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$	-	$	64	$	(301)	$	(1,730)

Total cash flow hedges		-		64		(301)		(1,730)

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate		(4,050)		-		-		-
Currency		-		-		-		-
Currency/Interest Rate		(110)		-		12		-
Credit		(1,016)		-		-		-
Equity		(3,875)		-		-		-
Embedded Derivatives		27,755		-		-		-

Total non-qualifying hedges		18,704		-		12		-

Total	$	18,704	$	64	$	(289)	$	(1,730)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

		Year Ended December 31, 2012
		Realized Investment Gains/(Losses)		Net Investment Income		Other Income		Accumulated Other Comprehensive Income(1)
		(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$	-	$	23	$	8	$	(697)

Total cash flow hedges		-		23		8		(697)

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate		2,648		-		-		-
Currency		2		-		-		-
Currency/Interest Rate		(147)		-		(6)		-
Credit		(285)		-		-		-
Equity		(211)		-		-		-
Embedded Derivatives		(7,631)		-		-		-

Total non-qualifying hedges		(5,624)		-		(6)		-

Total	$	(5,624)	$	23	$	2	$	(697)

		Year Ended December 31, 2011
		Realized Investment Gains/(Losses)		Net Investment Income		Other Income		Accumulated Other Comprehensive Income(1)
		(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$	-	$	(41)	$	2	$	471

Total cash flow hedges		-		(41)		2		471

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate		9,402		-		-		-
Currency		-		-		-		-
Currency/Interest Rate		(181)		-		-		-
Credit		68		-		-		-
Equity		-		-		-		-
Embedded Derivatives		(121,599)		-		-		-

Total non-qualifying hedges		(112,310)		-		-		-

Total	$	(112,310)	$	(41)	$	2	$	471

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”

For the years ended December 31, 2013, 2012 and 2011, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2010	$(1,100)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2011	(7,152)
Amount reclassified into current period earnings	7,622

Balance, December 31, 2011	(630)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012	(666)
Amount reclassified into current period earnings	(31)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

(in thousands)
Balance, December 31, 2012	$(1,327)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013	(1,493)
Amount reclassified into current period earnings	(237)

Balance, December 31, 2013	$(3,057)

As of December 31, 2013 and 2012, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 14 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Statements of Equity.

Credit Derivatives

The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2013 and December 31, 2012.

The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2013 and December 31, 2012, the Company had $9 million of outstanding notional amounts, reported at fair value as a liability of less than $1 million for both periods.

Prior to disposal in the fourth quarter of 2013, the Company held certain externally-managed investments in the European market which contained embedded derivatives. Their fair values were primarily driven by changes in credit spreads. These investments were medium-term notes that were collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes had a stated coupon and provided a return based on the performance of the underlying portfolios and the level of leverage. The Company invested in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes were accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities were reported in Equity under the heading “Accumulated Other Comprehensive Income (Loss)” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these investments was $7 million on December 31, 2012. The fair value of the embedded derivatives included in “Fixed maturities, available-for-sale” was a liability of $2 million on December 31, 2012.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC (“PGF”), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate, see Note 13. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

12.    COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $3 million of commercial loans as of December 31, 2013. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $757 thousand as of December 31, 2013.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2013, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC., filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida’s Circuit Court of the Second Judicial Circuit in Leon County.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services (“NYDFS”) has requested that 172 life insurers (including the Company) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company’s unclaimed property procedures. In December 2013, this matter was closed without prejudice. In May 2013, the Company entered into a settlement agreement with the Minnesota Department of Commerce, Insurance Division, which requires the Company to take additional steps to identify deceased insureds and contract holders where a valid claim has not been made.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

13.    RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for each of the years ended December 31, 2013, 2012 and 2011. The expense charged to the Company for the deferred compensation program was $1 million for each of the years ended December 31, 2013, 2012 and 2011.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company’s share of net expense for the pension plans was $2 million for each of the years ended December 31, 2013, 2012 and 2011.

Prudential Insurance sponsors voluntary savings plans for its employee’s 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $1 million for each of the years ended December 31, 2013, 2012 and 2011.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s products. Commissions and fees paid by the Company to PAD were $75 million, $106 million and $95 million during the years ended December 31, 2013, 2012 and 2011, respectively.

Corporate Owned Life Insurance

The Company has sold two Corporate Owned Life Insurance, or “COLI”, policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI contracts was $1,344 million at December 31, 2013 and $1,195 million at December 31, 2012. Fees related to these COLI policies were $22 million, $16 million and $16 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Derivative Trades

In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF.

Reinsurance with Affiliates

The Company participates in reinsurance with its affiliates PARCC, Pruco Re, PAR TERM and PAR U, and its parent companies, Pruco Life and Prudential Insurance, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

Reinsurance amounts included in the Company’s Statements of Financial Position at December 31, were as follows:

	December 31, 2013	December 31, 2012
	(in thousands)
Reinsurance recoverables	$999,240	$870,122
Policy loans	(12,340)	(13,368)
Deferred policy acquisition costs	(207,517)	(150,019)
Other liabilities (reinsurance payables)	76,499	36,704

The reinsurance recoverables by counterparty is broken out below.

	Reinsurance Recoverables
	December 31, 2013	December 31, 2012
	(in thousands)
PARCC	$482,633	$442,720
PAR TERM	82,322	50,283
Prudential Insurance	28,457	23,766
PAR U	397,776	261,318
Pruco Life	6,008	5,287
Pruco Re (1)	50	85,203
Unaffiliated	1,994	1,545

Total reinsurance recoverables	$999,240	$870,122

(1)	December 31, 2013 excludes $43 million reclassed to other liabilities due to mark-to-market impact discussed above.

Reinsurance amounts, excluding investment gains (losses) on affiliated asset transfers, included in the Company’s Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2013	2012	2011
	(in thousands)
Premiums	$(171,885)	$(160,286)	$(151,808)
Policy charges and fee income	(82,947)	(59,836)	(48,357)
Net investment income	(504)	(152)	-
Other income	-	1,807	-
Interest credited to policyholders’ account balance	(10,443)	(4,000)	-
Policyholders’ benefits	(205,283)	(170,293)	(164,306)
Reinsurance expense allowances, net of capitalization and amortization	(28,840)	(26,693)	(20,469)
Realized investment gains (losses) net	(176,902)	(1,620)	(26,567)

Pruco Life

The company reinsures certain variable COLI and PDI policies with Pruco Life.

PARCC

The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010, through an automatic coinsurance agreement with PARCC.

PAR TERM

The Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR TERM.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2012 the Company recaptured a portion of this agreement related to its universal life policies and now reinsures these risks with PAR U as discussed below.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

PAR U

Effective July 1, 2012, the Company, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 95% of all the risks associated with its universal life policies. During the fourth quarter of 2012, the agreement between the Company and PAR U was amended to revise language relating to the consideration due to PAR U.

Pruco Re

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features. Starting from 2005, the Company has entered into various automatic coinsurance agreements with Pruco Re, an affiliated company, to reinsure its living benefit features sold on certain of its annuities.

Affiliated Asset Administration Fee Income

The Company participates in a revenue sharing agreement with AST Investment Services, Inc, formerly known as American Skandia Investment Services, Inc, whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $26.4 million, $19.3 million and $12.3 million for the years ended December 31, 2013, 2012 and 2011, respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income (Loss).

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders’ account balances invested in The Prudential Series Fund (“PSF”). Income received from Prudential Investments LLC, related to this agreement was $6.6 million, $6.1 million and $6.0 million for the years ended December 31, 2013, 2012 and 2011, respectively. These revenues are recorded as “Asset administration fees” in the Company’s Statements of Operations and Comprehensive Income (Loss).

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. (“PIMI”), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $2.3 million, $2.6 million, and $2.3 million for the years ended December 31, 2013, 2012 and 2011, respectively. These expenses are recorded as “Net Investment Income” in the Statements of Operations and Comprehensive Income (Loss).

Affiliated Asset Transfers

From time to time, the Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in-capital ("APIC") and Realized investment gain(loss), respectively.

Affiliate	Date	Transaction	Security Type	FV	BV	Additional Paid-in Capital, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)	Derivative Gain/ (Loss)
						(in millions)
Pruco Life	Dec-11	Purchase	Commercial Mortgages	$11	$10	$(1)	$-	$-
Pruco Life	Dec-11	Sale	Fixed Maturities	14	13	1	-	-
PAR U	Sep-12	Sale	Fixed Maturities and Commercial Mortgages	156	142	-	14	(5)
Prudential Financial	Sep-12	Transfer Out	Fixed Maturities	46	41	3	-	-
Prudential Insurance	Sep-13	Sale	Commercial Mortgages	2	2	1	-	-

Debt Agreements

The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Notes to Financial Statements—(Continued)

The following table provides the breakout of the Company’s short-term and long-term debt with affiliates:

Affiliate	Date Issued	Amount of Notes - December 31, 2013	Amount of Notes - December 31, 2012	Interest Rate	Date of Maturity
(in thousands)
PFI	12/16/2011	$33,000	$44,000	2.65% - 3.61%	12/2013 - 12/2016
Washington Street Investment	12/17/2012	52,000	65,000	0.95% - 1.87%	12/2013 - 12/2017
PFI	11/15/2013	9,000	-	2.24%	12/15/2018
PFI	11/15/2013	23,000	-	3.19%	12/15/2020

Total Loans Payable to Affiliate		$117,000	$109,000

The total interest expense to the Company related to loans payable to affiliates was $2.3 million, $1.7 million, and $0.1 million for the years ended December 31, 2013, 2012, and 2011, respectively.

Contributed Capital and Dividends

In June 2013, the Company paid a dividend in the amount of $155 million to Pruco Life.

14.    QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2013 and 2012 are summarized in the table below:

	March 31	June 30	September 30	December 31,

	(in thousands)
2013
Total revenues	$80,971	$85,711	$43,895	$89,523
Total benefits and expenses	21,433	25,360	(15,688)	37,786
Income (loss) from operations before income taxes	59,538	60,351	59,583	51,737
Net income (loss)	$43,332	$41,997	$39,540	$40,974

2012
Total revenues	$79,015	$60,048	$69,626	$75,916
Total benefits and expenses	305	102,086	15,142	23,805
Income (loss) from operations before income taxes	78,710	(42,038)	54,484	52,111
Net income (loss)	$53,391	$(27,449)	$40,294	$37,825

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Pruco Life Insurance Company of New Jersey:

In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2013 and December 31, 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 13 of the financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York March 10, 2014